Exhibit 99 (c)(iii)

RESTRICTED APPRAISAL REPORT

Of

Assets and Liabilities of Cole Credit Property Trust, Inc.

As of

December 31, 2013

Prepared For	Prepared by

Cole Credit Property Trust, Inc.	Duff & Phelps, LLC
Real Estate Valuation Services

The information contained herein is of a confidential nature and is intended for the exclusive use of the persons or firm to whom it is furnished by us. Reproduction, publication, or dissemination of portions hereof may not be made without prior approval of Duff & Phelps, LLC.

January 22, 2014

Mr. D. Kirk McAllaster, Jr.

EVP, CFO and Treasurer

Cole Credit Property Trust, Inc. (CCPT)

2325 E. Camelback Road, Suite 1100

Phoenix, Arizona 85016

Re:	Valuation Services on CCPT’s assets and liabilities consisting of 39 Net Leased properties and mortgage debt.

Dear Mr. McAllaster:

As you requested, we have discretely valued and completed estimations of the “as is” market values as of December 31, 2013 (the “Valuation Date”) for the properties identified below. We have also completed a valuation of the mortgages attached to these properties. The portfolio is comprised of 39 net-leased properties. Collectively, the properties identified below are known as the “Subject Properties.” In addition to the Subject Properties, we have reviewed and incorporated in our calculations CCPT’s balance sheet assets and liabilities that include short term assets and liabilities.

A list of the 39 properties is presented on the following page.

Property List

Tenant	Property Address	City	County	State	GLA
Walgreens	5202 Almeda Dr.	Houston	Harris	TX	12,851
Walgreens	400 West 23rd St.	Lawrence	Douglas	KS	12,885
Rite Aid	3060 Thomas St.	Memphis	Shelby	TN	11,064
Rite Aid	1560 Parkman Rd. NW	Warren	Trumbull	OH	11,267
Walgreens	1201 Camp Jackson Rd.	Cahokia	St. Clair	IL	13,500
Walgreens	15609 Lakeshore Blvd	Cleveland	Cuyahoga	OH	13,500
Lowe’s	2111 Fair Park Blvd.	Jonesboro	Craighead	AR	126,405
Lowe’s	3620 Emmett F Lowry Expy	Texas City	Galveston	TX	130,497
CVS	900 North J.K. Powell Blvd.	Whiteville	Columbus	NC	10,055
Rite Aid	713 Broadway	Bangor	Penobscot	ME	13,100
Tractor Supply	541 W. Reservoir Rd.	Woodstock	Shenandoah	VA	22,670
Sherwin-Williams	2375 West Prospect Rd.	Ashtabula	Ashtabula	OH	5,400
Sherwin-Williams	4040 South Ave.	Boardman	Mahoning	OH	6,000
Sherwin-Williams	1902 North Wayne St.	Angola	Steuben	IN	5,010
Apria Healthcare	7353 Company Dr.	Indianapolis	Marion	IN	82,750
Gander Mountain	19820 Hempstead Rd.	Houston	Harris	TX	88,492
CVS	20601 FM 1431	Lago Vista	Travis	TX	14,097
Rite Aid	2460 George Washington Mem Hwy	Hayes	Gloucester	VA	13,813
Rite Aid	4010 Anderson Mill Rd.	Spartanburg	Spartanburg	SC	13,824
Rite Aid	6414 State Park Rd.	Travelers Rest	Greenville	SC	13,813
CVS	11115 East U.S. Hwy 24	Independence	Jackson	MO	10,908
Rite Aid	1696 Middle Tennessee Blvd.	Murfreesboro	Rutherford	TN	11,200
Rite Aid	1334 Windrim Ave.	Philadelphia	Philadelphia	PA	11,361
CVS	603 South Cedar Ridge Dr.	Duncanville	Dallas	TX	10,908
CineMagic Theatre	2171 Superior Drive NW	Rochester	Olmsted	MN	45,455
Rite Aid	8130 Ohio River Rd.	Wheelersburg	Scioto	OH	11,180
Tractor Supply	5525 US HWY 60 W	Paducah	McCracken	KY	21,677
Rite Aid	1502 Executive Dr.	St. Marys	Auglaize	OH	14,564
Tractor Supply	3300 Veterans Outer Loop	Glasgow	Barren	KY	21,688
Best Buy	3040 N. Gloster St.	Tupelo	Lee	MS	20,000
Conn’s	747 NE Loop 820	Hurst	Tarrant	TX	25,230
Conn’s	11101 Pecan Park Blvd.	Austin	Williamson	TX	24,960
Conn’s	2531 West Anderson Ln.	Austin	Travis	TX	24,960
Vanguard Car Rental	3600 Naturally Fresh Blvd.	College Park	Fulton	GA	23,360
Rite Aid	226 Parker Farm Rd.	Buxton	York	ME	11,180
Tractor Supply	5235 SW Topeka Blvd	Topeka	Shawnee	KS	24,727
AutoZone	958 North Bridge St	Yorkville	Kendall	IL	7,381
Dollar General	906 South Park Dr	Broken Bow	McCurtain	OK	12,406
Sunoco	1760 East Merritt Island Cswy	Merritt Island	Brevard	FL	2,325

The purpose of this appraisal is to estimate the “as is” market values of the leased fee interests of the Subject Properties owned by Cole Credit Property Trust, Inc. (CCPT) as of December 31, 2013 subject to the definition of market value, the general assumptions, special assumptions, limiting conditions, and the certification as set forth in the attached appraisal report. The report is intended for the use of CCPT’s Board of Directors to estimate a share value in order to assist fiduciaries of retirement plans and IRA trustees and custodians in preparing reports relating to investments in CCPT’s shares.

Our analyses, opinions and conclusions were developed, and this report has been prepared in conformity with a) the Code of Professional Ethics and Standards of Professional Practice of the Appraisal Institute; b) the Uniform Standards of Professional Practice (“USPAP”); and c) subject to the attached Basic Assumptions and Limiting Conditions.

We note that our value conclusions are provided within a range for each property. Our table of individual property values provides a Low End, Mid-Point, and High End estimated market value. The detailed valuation assumptions and conclusions for the Mid-Point market value estimates are presented in the Addenda of this report. In order to estimate the Low End market value estimates we have applied an increase to the baseline individual overall capitalization or discount rates of 25 to 100 basis points. For the High End market value estimates we have applied decrease in the baseline individual overall capitalization or discount rates of 25 to 100 basis points. The total spread between the Low End and High End is approximately 9%.

Based upon the data and conclusions presented in the attached report, we have estimated the “as is” market values of the leased fee interests in the Subject Properties as of December 31, 2013 as follows:

				Low End Estimated	Midpoint Estimated	High End Estimated
Tenant	Property Address	City	State	Market Value	Market Value	Market Value
Walgreens	5202 Almeda Dr.	Houston	TX	$2,580,000	$2,680,000	$2,780,000
Walgreens	400 West 23rd St.	Lawrence	KS	$3,090,000	$3,210,000	$3,330,000
Rite Aid	3060 Thomas St.	Memphis	TN	$2,330,000	$2,390,000	$2,450,000
Rite Aid	1560 Parkman Rd. NW	Warren	OH	$3,550,000	$3,670,000	$3,800,000
Walgreens	1201 Camp Jackson Rd.	Cahokia	IL	$1,950,000	$2,020,000	$2,100,000
Walgreens	15609 Lakeshore Blvd	Cleveland	OH	$2,400,000	$2,490,000	$2,590,000
Lowe’s	2111 Fair Park Blvd.	Jonesboro	AR	$10,370,000	$10,810,000	$11,290,000
Lowe’s	3620 Emmett F Lowry Expy	Texas City	TX	$12,050,000	$12,490,000	$12,950,000
CVS	900 North J.K. Powell Blvd.	Whiteville	NC	$2,980,000	$3,100,000	$3,240,000
Rite Aid	713 Broadway	Bangor	ME	$3,880,000	$4,010,000	$4,150,000
Tractor Supply	541 W. Reservoir Rd.	Woodstock	VA	$2,890,000	$2,980,000	$3,090,000
Sherwin-Williams	2375 West Prospect Rd.	Ashtabula	OH	$850,000	$880,000	$910,000
Sherwin-Williams	4040 South Ave.	Boardman	OH	$1,020,000	$1,060,000	$1,100,000
Sherwin-Williams	1902 North Wayne St.	Angola	IN	$1,230,000	$1,280,000	$1,330,000
Apria Healthcare	7353 Company Dr.	Indianapolis	IN	$5,190,000	$5,480,000	$5,780,000
Gander Mountain	19820 Hempstead Rd.	Houston	TX	$13,790,000	$14,510,000	$15,280,000
CVS	20601 FM 1431	Lago Vista	TX	$6,050,000	$6,300,000	$6,580,000
Rite Aid	2460 George Washington Mem Hwy	Hayes	VA	$3,730,000	$3,960,000	$4,230,000
Rite Aid	4010 Anderson Mill Rd.	Spartanburg	SC	$4,590,000	$4,870,000	$5,200,000
Rite Aid	6414 State Park Rd.	Travelers Rest	SC	$4,220,000	$4,490,000	$4,790,000
CVS	11115 East U.S. Hwy 24	Independence	MO	$3,980,000	$4,130,000	$4,280,000
Rite Aid	1696 Middle Tennessee Blvd.	Murfreesboro	TN	$2,520,000	$2,640,000	$2,770,000
Rite Aid	1334 Windrim Ave.	Philadelphia	PA	$3,450,000	$3,560,000	$3,680,000
CVS	603 South Cedar Ridge Dr.	Duncanville	TX	$3,390,000	$3,510,000	$3,640,000
CineMagic Theatre	2171 Superior Drive NW	Rochester	MN	$2,860,000	$3,000,000	$3,160,000
Rite Aid	8130 Ohio River Rd.	Wheelersburg	OH	$1,940,000	$2,010,000	$2,070,000
Tractor Supply	5525 US HWY 60 W	Paducah	KY	$2,150,000	$2,220,000	$2,300,000
Rite Aid	1502 Executive Dr.	St. Marys	OH	$2,880,000	$3,060,000	$3,260,000
Tractor Supply	3300 Veterans Outer Loop	Glasgow	KY	$2,490,000	$2,580,000	$2,670,000
Best Buy	3040 N. Gloster St.	Tupelo	MS	$2,630,000	$2,760,000	$2,900,000
Conn’s	747 NE Loop 820	Hurst	TX	$2,490,000	$2,610,000	$2,750,000
Conn’s	11101 Pecan Park Blvd.	Austin	TX	$3,980,000	$4,180,000	$4,390,000
Conn’s	2531 West Anderson Ln.	Austin	TX	$3,690,000	$3,820,000	$3,960,000
Vanguard Car Rental	3600 Naturally Fresh Blvd.	College Park	GA	$12,150,000	$12,870,000	$13,650,000
Rite Aid	226 Parker Farm Rd.	Buxton	ME	$2,210,000	$2,280,000	$2,360,000
Tractor Supply	5235 SW Topeka Blvd	Topeka	KS	$2,440,000	$2,570,000	$2,700,000
AutoZone	958 North Bridge St	Yorkville	IL	$1,880,000	$1,950,000	$2,020,000
Dollar General	906 South Park Dr	Broken Bow	OK	$1,810,000	$1,870,000	$1,940,000
Sunoco	1760 East Merritt Island Cswy	Merritt Island	FL	$3,090,000	$3,200,000	$3,320,000
Total				$150,770,000	$157,500,000	$164,790,000

Accordingly, the aggregate “as is” market values of the leased fee interests in the Subject Properties as of December 31, 2013, would range from:

One Hundred Fifty Million Seven Hundred Seventy Thousand Dollars

$150,770,000

 To

One Hundred Sixty Four Million Seven Hundred Ninety Thousand Dollars

$164,790,000

From the aggregate values of the individual Subject Properties, we have made adjustments to reflect balance sheet asset and liabilities and then calculated a range of Net Asset Value (NAV) of the portfolio based on the number of shares outstanding to the fund. This calculation is provided on the following page based on the balance sheet data and number of shares outstanding that were provided by CCPT.

	Low End Estimated	Mid Point Estimated	High End Estimated
	Market Value	Market Value	Market Value

Total of 39 Property Values	$150,770,000	$157,500,000	$164,790,000

Additional Assets
Cash and cash equivalents	$935,615	$935,615	$935,615

Restricted cash	$2,043,419	$2,043,419	$2,043,419

Rents and tenant receivables, prepaid expenses and other assets	$282,897	$282,897	$282,897

Total Assets	$154,031,931	$160,761,931	$168,051,931

Liabilities
Accounts payable and accrued expenses	$245,497	$245,497	$245,497

Accrued Interest	$318,066	$318,066	$318,066

Due to Affiliates	$38,984	$38,984	$38,984

Shareholder Distributions Payable	$428,562	$428,562	$428,562

Mortgages/Notes Payable Balance on 12/31/2013	$85,906,077	$85,906,077	$85,906,077

Deferred Rental Income	$516,871	$516,871	$516,871

Adjustment of Debt to Market	$2,694,704	$2,694,704	$2,694,704

Total Liabilities	$90,148,762	$90,148,762	$90,148,762

Net Asset Value (NAV)	$63,883,169	$70,613,169	$77,903,169

Number of outstanding shares	10,090,951	10,090,951	10,090,951

NAV Per Share	$6.33	$7.00	$7.72

The following report contains a study and analysis of data and other material upon which our value conclusions have been predicated. Additional information is contained in our files.

Yours sincerely,

DRAFT

Duff & Phelps, LLC

THIS LETTER MUST REMAIN ATTACHED TO THE REPORT IN ITS ENTIRETY INCLUDING RELATED EXHIBITS, IN ORDER FOR THE VALUE OPINION(S) SET FOR TO BE CONSIDERED VALID.

Cole Credit Properties Trust, Inc.

TABLE OF CONTENTS

CERTIFICATION	8
GENERAL ASSUMPTIONS AND LIMITING CONDITIONS	10
EXTRAORDINARY ASSUMPTIONS AND HYPOTHETICAL CONDITIONS	12
APPRAISAL PROCESS	13
Definition of Value	13
Scope of Work	13
History of the Subject Properties	14
Identification of Type of Appraisal and Type of Report	14
Purpose and Intended Use of the Appraisal	14
Date of Opinion of Value	14
Exposure Time/Marketing Period	15
Highest and Best Use	15
VALUATION THEORY	16
INCOME CAPITALIZATION APPROACH	17
RECONCILIATION AND VALUE CONCLUSIONS	23
ADDENDA	26
EXHIBITS	27

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Cole Credit Properties Trust, Inc.

CERTIFICATION

We certify that, to the best of our knowledge and belief:

•	The statements of fact contained in this report are true and correct.

•	The reported analyses, opinions and conclusions are limited only by the reported assumptions and limiting conditions and is our personal, unbiased professional analyses, opinions and conclusions.

•	We have no present or prospective interest in the properties that are the subject of this report and no personal interest with respect to the parties involved. We have no bias with respect to the property that is the subject of this report or to the parties involved.

•	Our engagement in this assignment was not contingent upon developing or reporting predetermined results.

•	Our compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this appraisal.

•	Our analyses, opinions, and conclusions were developed and this report has been prepared in conformity with the Uniform Standards of Professional Appraisal Practice (USPAP).

•	The reported analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the requirements of the Code of Professional Ethics & Standards of Professional Appraisal Practice of the Appraisal Institute, which include the Uniform Standards of Professional Appraisal Practice.

•	The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

•	The Subject Properties were not inspected and the analysis has been completed on a desktop basis.

•	Megan Reichert and Michael Serposs provided significant real property appraisal assistance to the persons signing this certification.

•	We have not performed any services regarding the Subject Properties, as an appraiser or in any other capacity, within the past three years.

•	As of the date of this report, Megan Reichert, Jason T. Easterly, James P. Martin, Paul E. Sipala, and Krista M. Reed have completed the standards and ethics education requirement of the Appraisal Institute for Associate Members.

•	As of the date of this report, Michael A. Gibbs, MAI, Steven J. Kelley, MAI, and Michael S. Kendzior, MAI have completed the requirements of the continuing education program of the Appraisal Institute.

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Cole Credit Properties Trust, Inc.

DRAFT	DRAFT

Michael A. Gibbs, MAI	Michael S. Kendzior, MAI
Managing Director	Director
state certified general real estate appraiser	Kentucky Certified General 000213
RZ0002222 Expiration: November 30, 2014	Expiration: June 30, 2014
Kansas Certified General G-1218
Expiration: June 30, 2014
Ohio Certified General 391889
Expiration: January 15, 2015

DRAFT	DRAFT

Jason T. Easterly	Krista Reed
Director	Vice President
Oklahoma Certified General 12985CGA	South Carolina Certified General CG 6988
Expiration: December 31, 2015	Expiration: June 30, 2014
Arkansas Certified General CG3799	North Carolina Certified General A7681
Expiration: November 7, 2014	Expiration: June 30, 2014
Texas Certified General TX-1338747-G	Tennessee Certified General 00004837
Expiration: December 31, 2015	Expiration: January 31, 2015
Georgia Certified General GA-1058
Expiration: July 31, 2014

DRAFT	DRAFT

Steven J. Kelley, MAI	Paul E. Sipala
Vice President	Director
Illinois Certified General 553.000853	Pennsylvania Certified General GA 003718
Expiration: September 30, 2015	Expiration: June 30, 2015
Indiana Certified General CG41300013	Virginia Certified General #4001 014054
Expiration: June 30, 2014	Expiration: December 31, 2014
Minnesota Certified General 40365066
Expiration: August 31, 2015
Missouri Certified General 2013044070
Expiration: June 30, 2014

DRAFT

James P. Martin
Director
Maine Certified General CG 3241
Expiration: December 31, 2014

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Cole Credit Properties Trust, Inc.

GENERAL ASSUMPTIONS AND LIMITING CONDITIONS

This appraisal report is subject to the following general assumptions and limiting conditions:

1.	No investigation has been made of, and no responsibility is assumed for, the legal description or for legal matters including title or encumbrances. Title to the property is assumed to be good and marketable unless otherwise stated. The property is further assumed to be free and clear of liens, easements, encroachments and other encumbrances unless otherwise stated, and all improvements are assumed to lie within property boundaries.

2.	Information furnished by others, upon which all or portions of this report are based, is believed to be reliable, but has not been verified in all cases. No warranty is given as to the accuracy of such information.

3.	It is assumed that all required licenses, certificates of occupancy, consents, or other legislative or administrative authority from any local, state, or national government or private entity or organization have been, or can readily be obtained, or renewed for any use on which the value estimates provided in this report are based.

4.	Full compliance with all applicable federal, state and local zoning, use, occupancy, environmental, and similar laws and regulations is assumed, unless otherwise stated.

5.	No responsibility is taken for changes in market conditions and no obligation is assumed to revise this report to reflect events or conditions, which occur subsequent to the appraisal date hereof.

6.	Responsible ownership and competent property management are assumed.

7.	The allocation, if any, in this report of the total valuation among components of the property applies only to the program of utilization stated in this report. The separate values for any components may not be applicable for any other purpose and must not be used in conjunction with any other appraisal.

8.	Areas and dimensions of the property were obtained from sources believed to be reliable. Maps or sketches, if included in this report, are only to assist the reader in visualizing the property and no responsibility is assumed for their accuracy. No independent surveys were conducted.

9.	It is assumed that there are no hidden or unapparent conditions of the property, subsoil, or structures that affect value. No responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them.

10.	No soil analysis or geological studies were ordered or made in conjunction with this report, nor was an investigation made of any water, oil, gas, coal, or other subsurface mineral and use rights or conditions.

11.	Neither Duff & Phelps, LLC nor any individuals signing or associated with this report shall be required by reason of this report to give further consultation, to provide testimony or appear in court or other legal proceedings, unless specific arrangements thereto for have been made.

12.	This appraisal has been made in conformance with, and is subject to, the requirements of the Code of Professional Ethics and Standards of Professional Conduct of the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice.

13.	We have not been engaged nor are we qualified to detect the existence of hazardous material, which may or may not be present on or near the property. The presence of potentially hazardous substances such as asbestos, urea-formaldehyde foam insulation, industrial wastes, etc. may affect the value of the property. The value estimate herein is predicated on the assumption that there is no such material on, in, or near the property that would cause a loss in value. No responsibility is assumed for any such conditions or for any expertise or engineering knowledge required to discover them. The client should retain an expert in this field if further information is desired.

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Cole Credit Properties Trust, Inc.

14.	The date of value to which the conclusions and opinions expressed in this report apply is set forth in the opinion letter at the front of this report. Our value opinion is based on the purchasing power of the United States’ dollar as of this date.

15.	The Americans with Disabilities Act (“ADA”) became effective January 26, 1992. We have not made a specific compliance survey and analysis of this property to determine whether or not it is in conformity with the various detailed requirements of the ADA. It is possible that a compliance survey of the property along with a detailed study of ADA requirements could reveal that the property is not in compliance with the act. If so, this would have a negative effect on the property value. We were not furnished with any compliance surveys or any other documents pertaining to this issue and therefore did not consider compliance or noncompliance with the ADA requirements when estimating the value of the property.

16.	In accordance with our agreement, this report is limited to the value of the subject property. One or more additional issues may exist that could affect the Federal tax treatment of the subject property with respect to which we have prepared this report. This report does not consider or provide a conclusion with respect to any of those issues. With respect to any significant Federal tax issue outside the scope of this report, this report was not written, and cannot be used, by anyone for the purpose of avoiding Federal tax penalties.

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Cole Credit Properties Trust, Inc.

EXTRAORDINARY ASSUMPTIONS AND HYPOTHETICAL CONDITIONS

When a value opinion is subject to an extraordinary assumption or hypothetical condition, the appraiser must state that condition so that its effect on the value opinion or conclusion is clear. An extraordinary assumption is an assumption that is directly related to a specific assignment, which if found to be false, could alter the appraiser's opinions or conclusions. Extraordinary assumptions presume as fact otherwise uncertain information about physical, legal, or economic characteristics of the subject property; or about conditions external to the property such as market conditions or trends; or about the integrity of data used in an analysis. An extraordinary assumption may be used in an assignment only if:

•	It is required to properly develop credible opinions and conclusions;
•	The appraiser has a reasonable basis for the extraordinary assumption;
•	Use of the extraordinary assumption results in a credible analysis; and
•	The appraiser complies with the disclosure requirements set forth in USPAP for extraordinary assumptions.

Hypothetical conditions assume conditions contrary to known facts about physical, legal, or economic characteristics of the subject property; or about conditions external to the property, such as market conditions or trends; or about the integrity of data used in an analysis. A hypothetical condition may be used in an assignment only if:

•	Use of the hypothetical condition is clearly required for legal purposes, for purposes of reasonable analysis, or for purposes of comparison;
•	Use of the hypothetical condition results in a credible analysis; and
•	The appraiser complies with the disclosure requirements set forth in USPAP for hypothetical conditions.

This appraisal is not report is subject to any hypothetical conditions. This appraisal is subject to the following extraordinary assumption:

•	For the purposes of our analysis, we assume that the current in place lease will be paid through the original term. We reserve the right to amend our analysis if any of the lease payments are discontinued.

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Cole Credit Properties Trust, Inc.

APPRAISAL PROCESS

Definition of Value

Market value - Market value means the most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

1.	buyer and seller are typically motivated;
2.	both parties are well informed or well advised and acting in what they consider their own best interests;
3.	a reasonable time is allowed for exposure in the open market;
4.	payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and
5.	the price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.[1]

Leased Fee – An ownership interest held by a landlord with the rights of use and occupancy conveyed by a lease to others. The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within a lease.

Scope of Work

We have identified the problem based on the client and intended users, intended use of the appraiser’s opinions and conclusions, type and definition of value, effective date of the appraiser’s opinions and conclusions, subject of the assignment and its relevant characteristics, and assignment conditions and have conducted the appropriate scope of work and consider it to be sufficient to produce credible assignment results. Our scope in valuing the Subject Properties included the following:

•	We reviewed and relied upon Company provided data regarding the size, year built, construction quality, and construction type to understand the characteristics of the existing improvements and underlying land;
•	We reviewed and relied upon Company provided data regarding lease summaries, real estate taxes, and operating expense data;
•	We reviewed and relied upon Company provided balance sheet items such as cash and other assets as well as debt and other liabilities;
•	We reviewed and relied upon Company provided mortgage summarizes and amortization schedules;
•	We researched the market by means of publications and other resources to measure current market conditions, supply and demand factors, and growth patterns and their effect on the subject properties;
•	We have utilized standard and accepted appraisal methodology in arriving at our opinions of Market Value, and applied only the most appropriate valuation techniques amongst the cost, income capitalization and sales comparison approaches to value. Based upon the highest and best use of the Subject Properties, we have considered the Income Capitalization Approach as our primary indicator of value. We have analyzed operating expense data, market indicators, and we have attempted to speak with buyers, sellers, real estate brokers, real estate developers, appraisers, and public officials to confirm the data as it pertains to the Subject Properties in this appraisal assignment. We have utilized this data in our direct capitalization and discounted cash flow methods of analysis. We have also utilized a Sales Comparison Approach as a secondary approach to value. This approach was primarily used to test our income approaches for reasonableness. A Cost Approach was not utilized as market participants do not rely on this approach in estimating market value in regard to the Subject Properties.

1 Appraisal Foundation, USPAP 2012-2013, this example definition is from regulations published by federal regulatory agencies pursuant to Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act (FIRREA) of 1989 between July 5, 1990, and August 24, 1990, by the Federal Reserve System (FRS), National Credit Union Administration (NCUA), Federal Deposit Insurance Corporation (FDIC), the Office of Thrift Supervision (OTS), and the Office of Comptroller of the Currency (OCC). This definition is also referenced in regulations jointly published by the OCC, OTS, FRS, and FDIC on June 7, 1994, and in the Interagency Appraisal and Evaluation Guidelines, dated October 27, 1994.

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Cole Credit Properties Trust, Inc.

•	We note that our value conclusions are provided within a range for each property. Our table of individual property values provides a Low End, Mid-Point, and High End estimated market value. The detailed valuation assumptions and conclusions for the Mid-Point market value estimates are presented in the Addenda of this report. In order to estimate the Low End market value estimates we have applied an increase to the baseline individual overall capitalization or discount rates of 25 to 100 basis points. For the High End market value estimates we have applied decrease in the baseline individual overall capitalization or discount rates of 25 to 100 basis points.
•	Additionally, for 12 of the properties we have completed two valuation scenarios based on pending lease renegotiation that is taking place at these 12 properties. In these instances we have valued these properties based on the current in place leases in Scenario 1 as well as the renegotiated leases (with reduced rents) in Scenario 2. We have used lower discount rates for Scenario 2 as these extend the leases and lower rents. The difference between the scenarios is generally modest; however, when there is a difference in the two scenarios we have utilized the mid-point of the Scenario 1 and Scenario 2 conclusions to arrive at our Mid-Point market value estimates.
•	We have provided valuation reports in a Restricted Report format as defined by Standard Rule 2-2 (b) of the Uniform Standards of Professional Appraisal Practice indicating our estimates of value for the Subject Properties.

History of the Subject Properties

Sales history information can be found in the summary of salient facts presented for each of the Subject Properties. For the properties that have sold in the last three years, the transactions were considered to be at or near market levels at the time of their transactions. To the best of our knowledge, none of the Subject Properties are currently under contract for sale or listed for sale.

Identification of Type of Appraisal and Type of Report

A general outline of our scope of work is presented previously and includes the preparation of an appraisal report in a Restricted Appraisal Report format that complies with Standards Rule 2-2(b) of USPAP. The analysis and conclusions set forth in the report may not be understood properly without additional information contained in our work files.

Purpose and Intended Use of the Appraisal

The purpose of this appraisal is to estimate the “as is” market values of the leased fee interests of the Subject Properties as of December 31, 2013 subject to the definition of market value, the general assumptions, special assumptions, limiting conditions, and the certification as set forth in the attached appraisal report. The intended use of this appraisal is for internal reporting purposes. The report is intended for the use of Cole Credit Properties Trust, Inc.

Date of Opinion of Value

The effective date of value is December 31, 2013.

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Cole Credit Properties Trust, Inc.

Exposure Time/Marketing Period

Exposure time is defined by USPAP as follows:

The estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at market value on the effective date of the appraisal; a retrospective opinion based upon an analysis of past events assuming a competitive and open market.

We have estimated the exposure and marketing time for each of the Subject Properties in the portfolio. These estimates are provided in the Summary of Salient Facts, which can be found in the Addenda of this report.

Highest and Best Use

As defined by the Appraisal Institute in The Dictionary of Real Estate Appraisal, 5th edition, “highest and best use” is:

The reasonably probable and legal use of vacant land or an improved property, which is physically possible, appropriately supported, financially feasible, and that results in the highest value. The four criteria the highest and best use must meet are:

- Legal Permissibility

- Physical Possibility

- Financial Feasibility

- Maximum Productivity

The above definition of highest and best use applies to use of a site as though vacant, as well as to the property as improved. When a site contains improvements, the highest and best use may be determined to be different from the existing use. The existing use will continue unless and until the land value in its highest and best use exceeds the sum of the value of the entire property in its existing use plus the cost to remove the improvements.

The highest and best use was determined for each of the Subject Properties and can be found in the Summary of Salient Facts in the Addenda of this report.

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Cole Credit Properties Trust, Inc.

VALUATION THEORY

In traditional valuation theory, the three approaches to estimating the value of an asset are the Cost Approach, Sales Comparison Approach, and Income Capitalization Approach. Each approach assumes valuation of the property at the properties highest and best use. From the indications of these analyses, an opinion of value is reached based upon expert judgment within the outline of the appraisal process. In this analysis, we have considered the income approach as our primary indicator of value, with secondary consideration given to a survey of comparable sales data.

Sales Comparison Approach

The sales comparison approach estimates value based on what other purchasers and sellers in the market have agreed to as price for comparable improved properties. This approach is based upon the principle of substitution, which states that the limits of prices, rents, and rates tend to be set by the prevailing prices, rents, and rates of equally desirable substitutes.

Income Capitalization Approach

The income capitalization approach simulates the reasoning of an investor who views the cash flows that would result from the anticipated revenue and expense on a property throughout its lifetime. The net income developed in our analysis is the balance of potential income remaining after vacancy and collection loss, and operating expenses. This net income is then capitalized at an appropriate rate to derive an estimate of value or discounted by an appropriate yield rate over a typical projection period in a discounted cash flow analysis. Thus, two key steps are involved: (1) estimating the net income applicable to the subject and (2) choosing appropriate capitalization rates and discount rates. The appropriate rates are ones that will provide both a return on the investment and a return of the investment over the life of the particular property.

Correlation and Conclusion

Each appraisal approach to value is utilized to as a check to the other. Inherent in each is an interpretation of market conditions as they affect the subject property. The quality and the quantity of the data in each approach are considered, along with the relevance of each to the property. For this analysis, we have considered the income approach as our primary indication of value. We have additionally gathered comparable sales throughout the various subject markets as secondary support for our value estimate. Details of these sales can be found in the Addenda of this report.

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INCOME CAPITALIZATION APPROACH

The income capitalization approach is based on the premise that value is created by the expectation of future benefits. We estimated the present value of those benefits to derive an indication of the amount that a prudent, informed purchaser-investor would pay for the right to receive them as of the valuation date.

This approach requires an estimation of the net operating income of a property. The estimated net operating income is then converted to a value indication by use of either the direct capitalization method or the discounted cash flow analysis.

The discounted cash flow (“DCF”) analysis focuses on the operating cash flows expected from the property and the anticipated proceeds of a hypothetical sale at the end of an assumed holding period. These amounts are then discounted to their present value. The discounted present values of the income stream and the reversion are added to obtain a value indication. Because benefits to be received in the future are worth less than the same benefits received in the present, this method weights income projected in the early years more heavily than the income and the sale proceeds to be received later.

Direct capitalization uses a single year's stabilized net operating income as a basis for a value indication. It converts estimated “stabilized” annual net operating income to a value indication by dividing the income by a capitalization rate. The rate chosen includes a provision for recapture of the investment and should reflect all factors that influence the value of the property, such as tenant quality, property condition, neighborhood change, market trends, interest rates and inflation. The rate may be inferred from local market transactions or, when transaction evidence is lacking, obtained from trade sources.

In some situations, both methods yield similar results. The DCF method is more appropriate for the analysis of investment properties with multiple leases particularly leases with cancellation clauses or renewal options, and especially in volatile markets. The direct capitalization method is normally more appropriate for properties with relatively stable operating histories and expectations.

For our analysis, we have utilized the discounted cash flow approach for the Subject Properties that required two valuation scenarios (12 properties) as well as properties that have lease expiration within the next 10 years. Investors typically focus on a direct capitalization method when analyzing single-tenant net-leased properties that have extended term remaining (10+ years). As such, we have utilized the direct capitalization method for properties with 10+ years remaining on their leases and discounted cash flow models for the remaining properties.

Leased Status of the Subject Properties

We were not provided with actual lease documents; however, we have been provided rent rolls/lease abstracts for each property that were completed by our client. The Subject Properties are encumbered by net leases (NN and NNN). All leases are net of operating expenses (CAM) and real estate taxes but only the NNN leases require tenants to pay for structural repairs (parking lots, roof, etc.).

Contractual renewal options were indicated in many of the lease summaries. Fixed rate renewal options were tested against prevailing market rates at the time they would be exercised to determine if any of the renewal options were significantly below market rates, which would be economically compelling to the tenant to exercise the option. The options have been analyzed on a case-by-case basis with those having below market options being modeled as though they will be exercised. The options that were considered to be below market levels at the time of execution are indicated on the individual property summary sheets presented in the addenda of this report.

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Market Rent Analysis

The factors we considered in determining market rental rates were:

•	Current contract rent levels at the Subject Properties
•	Recently signed leases at the Subject Properties
•	Asking rates at competitive properties
•	Current contract rents and recently signed leases at comparable properties

Market Rent Estimate

The market rental rates for the Subject Properties were estimated from market data that was gathered specific to each of the Subject Properties. Market rental rates include escalations as estimated based on our research. Our market rental rate estimates are based a net effective rate; thus, additional concessions have not been applied.

Any leases that were recently signed were also considered in our analysis of a market rent estimate.

We note that some of the in place leases were determined to be above market levels. For the purposes of our analysis, we assume that the current in place lease will be paid through the original term. We reserve the right to amend our analysis if any of the lease payments are discontinued.

Reimbursements

The Subject Properties operate under double net (NN) and triple net (NNN) leases. All leases are net of operating expenses (CAM) and real estate taxes but only the NNN leases require tenants to pay for structural repairs (parking lots, roof, etc.). All future speculative leases have been modeled on a NN basis with the landlord being responsible for structural repairs via a reserve allowance.

Vacancy and Collection Loss

General vacancy and collection loss has not been applied in our analysis. As these are single-tenant net leased properties, market participants typically do not apply vacancy or collection loss. The risk of vacancy or collection losses is accounted for in the discount and capitalization rate assumptions.

Expense Analysis

In estimating operating expenses for the Subject Properties, we have relied upon historical and projected real estate taxes provided by property management. In the absence of sufficient historical or projected operating expenses at the property level, market data, such as expense levels at comparable properties or survey data, was utilized in order to estimate operating expenses. Each item of expense was analyzed, and we developed an opinion of a level of expense we believe a typical investor would consider reasonable. We have made our expense projections of a calendar basis beginning January 1, 2014.

Capital Improvements

CCPT has provided us with a schedule of planned capital expenditures that have been modeled in our property specific cash flow models. Reserves for replacement have been included in our analysis based on the structure of the lease. For example, in absolute triple net (NNN) lease structures, where the Lessor has no capital responsibilities, the reserve has been modeled; however, it is reimbursed by the tenant. Reserves for double net (NN) lease structures have been modeled as non-reimbursable. The amount of the reserve is based on property type and condition.

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Operating Statement

In estimating the Subject Properties’ pro forma operating cash flow, the operating history and budgets have been analyzed, as appropriate. Details of this analysis can be found in the Addenda of this report.

Direct Capitalization Method

As discussed previously, we have completed a direct capitalization method of analysis for the Subject Properties that have 10+ years of lease term remaining. The steps involved in capitalizing the subject's net operating income are as follows:

•	Develop the subject's Potential Gross Income (PGI) through analysis of the subject’s actual historic income and an analysis of competitive current market income rates.

•	Estimate and deduct vacancy and collection losses from PGI to develop the Effective Gross Income (EGI).

•	Develop and subtract operating expenses from EGI to derive the Net Operating Income (NOI).

•	Develop the appropriate going-in or overall capitalization rate (Ro).

•	Divide the net operating income by the capitalization rate for an estimate of value through the direct capitalization approach

Capitalization Rate

The capitalization rate is the factor that coverts the stabilized net operating income (NOI) to a present value. It is the ratio of net income to value or sale price.

NOI ÷ Sale Price = Capitalization Rate

For example, if a property sells for $500,000, and has a stabilized NOI of $50,000, the indicated capitalization rate is 10%.

We have considered market extracted overall capitalization rates, overall capitalization rates extracted from investor surveys, the Band of Investments, and the Debt Service Coverage ratio techniques in developing an overall capitalization rate conclusion.

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Discounted Cash Flow Method

As discussed previously, we have completed a discounted cash flow method of analysis for the Subject Properties that have less than 10 years of lease term remaining or are in negotiation with CCPT to alter their rent/lease term. The discounted cash flow method involves the following steps:

•	Estimate the subject’s Potential Gross Income (PGI) through an analysis of the subject’s actual historic income and an analysis of competitive market rental rates.

•	Estimate and deduct vacancy and collection losses from PGI to develop the Effective Gross Income (EGI).

•	Develop and subtract operating expenses from EGI to derive the Net Operating Income (NOI).

•	Estimate and deduct capital costs (i.e., tenant improvements, leasing commissions, capital repairs and replacements) from the NOI to derive the cash flow.

•	Develop the appropriate discount (Yo) and terminal capitalization rate (Rt).

•	Convert the cash flow and reversion into present value using the discount rate (Yo).

In applying the DCF technique, we estimated the operating results over a hypothetical stabilized holding period and assumed the property would be sold at the end of following year for a price calculated by capitalizing the projected following year's net income. The cash flows were then discounted at a rate reflective of current market conditions, bearing in mind the investment characteristics of the property.

Discounted Cash Flow Assumptions, Forecast, and Conclusion

Exhibits can be found in the Addenda detailing the assumptions applied in the discounted cash flow analysis for each of the Subject Properties.

Capitalization Rate

The capitalization rate is the factor that converts the stabilized net operating income (NOI) to a present value. It is the ratio of net income to value or sale price.

NOI ÷ Sale Price = Capitalization Rate

The following exhibit details national overall capitalization rates extracted from the PwC Real Estate Investor Survey as of the 4th Quarter 2013.

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Cole Credit Properties Trust, Inc.

Overall Capitalization Rate: Real Estate Publications
Survey	Quarter	Year	Location	Market	Low	High	Average
PwC Investor Survey	4th Quarter	2013	National	Net Lease	6.00%	8.50%	7.10%
Boulder Net Lease	3rd Quarter	2013	National	Retail Net Lease (Asking)			7.02%
Boulder Net Lease	3rd Quarter	2013	National	Retail Net Lease (Closed)			7.24%
Boulder Net Lease	3rd Quarter	2013	National	Drug Store Net Lease			6.00%
Boulder Net Lease	3rd Quarter	2013	National	Walgreens Net Lease (Asking)			6.13%
Boulder Net Lease	3rd Quarter	2013	National	Walgreens Net Lease (Closed)			6.20%
Boulder Net Lease	3rd Quarter	2013	National	CVS Net Lease (Asking)			6.00%
Boulder Net Lease	3rd Quarter	2013	National	CVS Net Lease (Closed)			6.20%
Boulder Net Lease	3rd Quarter	2013	National	Rite Aid Net Lease (Asking)			8.10%
Boulder Net Lease	3rd Quarter	2013	National	Rite Aide Net Lease (Closed)			8.36%
Boulder Net Lease	4th Quarter	2012	National	Auto Parts Store Net Lease			6.53%
Boulder Net Lease	4th Quarter	2012	National	AutoZone Net Lease (Asking)			6.50%
Boulder Net Lease	4th Quarter	2012	Midwest	Auto Parts Store Net Lease (Asking)			7.00%
Boulder Net Lease	3rd Quarter	2013	National	Dollar Store Net Lease			7.75%
Boulder Net Lease	3rd Quarter	2013	National	Dollar General Net Lease (Asking)			7.62%
Boulder Net Lease	3rd Quarter	2013	National	Dollar General Net Lease (Closed)			7.81%
Boulder Net Lease	3rd Quarter	2013	South	Dollar General Net Lease (Asking)			7.50%
PwC Investor Survey	4th Quarter	2013	National	Flex/R&D	6.25%	10.00%	7.83%
PwC Investor Survey	4th Quarter	2013	National	Warehouse	5.00%	7.75%	6.22%
RERC	3rd Quarter	2013	Indianapolis	Flex			8.00%
RERC	3rd Quarter	2013	Indianapolis	Warehouse			7.60%

Capitalization rates were concluded for each of the Subject Properties independently of one another. Additional survey data, as well as capitalization rates from comparable sales, can be found in the Addenda.

Terminal Capitalization Rate

The terminal capitalization rate, or residual capitalization rate, is applied at the end of the holding period in order to estimate the reversionary value. The following exhibit details national terminal capitalization rates extracted from the PwC Real Estate Investor Survey as of the 4th Quarter 2013, as well as the indicated spread over the OAR.

Terminal Capitalization Rate: Real Estate Publications
Survey	Quarter	Year	Location	Market	Low	High	Average
PwC Investor Survey	4th Quarter	2013	National	Net Lease	7.00%	9.00%	8.13%
PwC Investor Survey	4th Quarter	2013	National	Flex/R&D	6.75%	10.00%	7.95%
PwC Investor Survey	4th Quarter	2013	National	Warehouse	8.50%	8.50%	6.76%
RERC	3rd Quarter	2013	Indianapolis	Flex			8.70%
RERC	3rd Quarter	2013	Indianapolis	Warehouse			8.30%

Additional survey data, and our conclusion of rates for each of the Subject Properties, can be found in the Addenda.

Discount Rate

The following exhibit details national discount rates extracted from the PwC Real Estate Investor Survey as of the 4th Quarter 2013, as well as the indicated spread over the OAR.

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Discount Rate: Real Estate Publications
Survey	Quarter	Year	Location	Market	Low	High	Average
PwC Investor Survey	4th Quarter	2013	National	Net Lease	7.00%	9.00%	7.94%
PwC Investor Survey	4th Quarter	2013	National	Flex/R&D	7.50%	12.00%	8.95%
PwC Investor Survey	4th Quarter	2013	National	Warehouse	5.75%	9.25%	7.34%
RERC	3rd Quarter	2013	Indianapolis	Flex			9.50%
RERC	3rd Quarter	2013	Indianapolis	Warehouse			8.90%

Discount rates were estimated for individual properties. We note that several have above market rents and in these instances we have accounted for above market rents in the discount rate selections.

Additional survey data, and our conclusion of rates for the Mid-Point values for each of the Subject Properties, can be found in the Addenda.

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RECONCILIATION AND VALUE CONCLUSIONS

The process of reconciliation involves the analysis of each approach to value. The quality of data applied, the significance of each approach as it relates to market behavior and defensibility of each approach are considered and weighed.

In the valuation of the Subject Properties, we have considered the income approach as our primary indicator of value. Buyers and sellers often compare the income streams at the each of the Subject Properties against those of similar properties. For income-producing properties, such as the Subject Properties, this approach is considered to be the most comprehensive and accurate in developing an estimate of market value.

In addition to the income approach, we have compiled relevant comparable sales data in order to provide secondary support for our value estimate.

Based upon the data and conclusions presented, we have estimated the “as is” market values of the leased fee interests in the Subject Properties as of December 31, 2013 are presented on the following page.

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				Low End Estimated	Midpoint Estimated	High End Estimated
Tenant	Property Address	City	State	Market Value	Market Value	Market Value
Walgreens	5202 Almeda Dr.	Houston	TX	$2,580,000	$2,680,000	$2,780,000
Walgreens	400 West 23rd St.	Lawrence	KS	$3,090,000	$3,210,000	$3,330,000
Rite Aid	3060 Thomas St.	Memphis	TN	$2,330,000	$2,390,000	$2,450,000
Rite Aid	1560 Parkman Rd. NW	Warren	OH	$3,550,000	$3,670,000	$3,800,000
Walgreens	1201 Camp Jackson Rd.	Cahokia	IL	$1,950,000	$2,020,000	$2,100,000
Walgreens	15609 Lakeshore Blvd	Cleveland	OH	$2,400,000	$2,490,000	$2,590,000
Lowe's	2111 Fair Park Blvd.	Jonesboro	AR	$10,370,000	$10,810,000	$11,290,000
Lowe's	3620 Emmett F Lowry Expy	Texas City	TX	$12,050,000	$12,490,000	$12,950,000
CVS	900 North J.K. Powell Blvd.	Whiteville	NC	$2,980,000	$3,100,000	$3,240,000
Rite Aid	713 Broadway	Bangor	ME	$3,880,000	$4,010,000	$4,150,000
Tractor Supply	541 W. Reservoir Rd.	Woodstock	VA	$2,890,000	$2,980,000	$3,090,000
Sherwin-Williams	2375 West Prospect Rd.	Ashtabula	OH	$850,000	$880,000	$910,000
Sherwin-Williams	4040 South Ave.	Boardman	OH	$1,020,000	$1,060,000	$1,100,000
Sherwin-Williams	1902 North Wayne St.	Angola	IN	$1,230,000	$1,280,000	$1,330,000
Apria Healthcare	7353 Company Dr.	Indianapolis	IN	$5,190,000	$5,480,000	$5,780,000
Gander Mountain	19820 Hempstead Rd.	Houston	TX	$13,790,000	$14,510,000	$15,280,000
CVS	20601 FM 1431	Lago Vista	TX	$6,050,000	$6,300,000	$6,580,000
Rite Aid	2460 George Washington Mem Hwy	Hayes	VA	$3,730,000	$3,960,000	$4,230,000
Rite Aid	4010 Anderson Mill Rd.	Spartanburg	SC	$4,590,000	$4,870,000	$5,200,000
Rite Aid	6414 State Park Rd.	Travelers Rest	SC	$4,220,000	$4,490,000	$4,790,000
CVS	11115 East U.S. Hwy 24	Independence	MO	$3,980,000	$4,130,000	$4,280,000
Rite Aid	1696 Middle Tennessee Blvd.	Murfreesboro	TN	$2,520,000	$2,640,000	$2,770,000
Rite Aid	1334 Windrim Ave.	Philadelphia	PA	$3,450,000	$3,560,000	$3,680,000
CVS	603 South Cedar Ridge Dr.	Duncanville	TX	$3,390,000	$3,510,000	$3,640,000
CineMagic Theatre	2171 Superior Drive NW	Rochester	MN	$2,860,000	$3,000,000	$3,160,000
Rite Aid	8130 Ohio River Rd.	Wheelersburg	OH	$1,940,000	$2,010,000	$2,070,000
Tractor Supply	5525 US HWY 60 W	Paducah	KY	$2,150,000	$2,220,000	$2,300,000
Rite Aid	1502 Executive Dr.	St. Marys	OH	$2,880,000	$3,060,000	$3,260,000
Tractor Supply	3300 Veterans Outer Loop	Glasgow	KY	$2,490,000	$2,580,000	$2,670,000
Best Buy	3040 N. Gloster St.	Tupelo	MS	$2,630,000	$2,760,000	$2,900,000
Conn's	747 NE Loop 820	Hurst	TX	$2,490,000	$2,610,000	$2,750,000
Conn's	11101 Pecan Park Blvd.	Austin	TX	$3,980,000	$4,180,000	$4,390,000
Conn's	2531 West Anderson Ln.	Austin	TX	$3,690,000	$3,820,000	$3,960,000
Vanguard Car Rental	3600 Naturally Fresh Blvd.	College Park	GA	$12,150,000	$12,870,000	$13,650,000
Rite Aid	226 Parker Farm Rd.	Buxton	ME	$2,210,000	$2,280,000	$2,360,000
Tractor Supply	5235 SW Topeka Blvd	Topeka	KS	$2,440,000	$2,570,000	$2,700,000
AutoZone	958 North Bridge St	Yorkville	IL	$1,880,000	$1,950,000	$2,020,000
Dollar General	906 South Park Dr	Broken Bow	OK	$1,810,000	$1,870,000	$1,940,000
Sunoco	1760 East Merritt Island Cswy	Merritt Island	FL	$3,090,000	$3,200,000	$3,320,000
Total				$150,770,000	$157,500,000	$164,790,000

Accordingly, the aggregate “as is” market values of the leased fee interests in the Subject Properties as of December 31, 2013, would range from:

One Hundred Fifty Million Seven Hundred Seventy Thousand Dollars

$150,770,000

To

One Hundred Sixty Four Million Seven Hundred Ninety Thousand Dollars

$164,790,000

From the aggregate values of the individual Subject Properties, we have made adjustments to reflect balance sheet asset and liabilities and then calculated the Net Asset Value (NAV) of the portfolio based on the number of shares outstanding to the fund. This calculation is provided on the following page based on the balance sheet data and number of shares outstanding that were provided by CCPT.

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Cole Credit Properties Trust, Inc.

	Low End Estimated	Mid Point Estimated	High End Estimated
	Market Value	Market Value	Market Value

Total of 39 Property Values	$150,770,000	$157,500,000	$164,790,000

Additional Assets
Cash and cash equivalents	$935,615	$935,615	$935,615

Restricted cash	$2,043,419	$2,043,419	$2,043,419

Rents and tenant receivables, prepaid expenses and other assets	$282,897	$282,897	$282,897

Total Assets	$154,031,931	$160,761,931	$168,051,931

Liabilities
Accounts payable and accrued expenses	$245,497	$245,497	$245,497

Accrued Interest	$318,066	$318,066	$318,066

Due to Affiliates	$38,984	$38,984	$38,984

Shareholder Distributions Payable	$428,562	$428,562	$428,562

Mortgages/Notes Payable Balance on 12/31/2013	$85,906,077	$85,906,077	$85,906,077

Deferred Rental Income	$516,871	$516,871	$516,871

Adjustment of Debt to Market	$2,694,704	$2,694,704	$2,694,704

Total Liabilities	$90,148,762	$90,148,762	$90,148,762

Net Asset Value (NAV)	$63,883,169	$70,613,169	$77,903,169

Number of outstanding shares	10,090,951	10,090,951	10,090,951

NAV Per Share	$6.33	$7.00	$7.72

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ADDENDA

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EXHIBITS

•	Summary of Salient Facts
•	Mid-Point Direct Capitalization Calculation
•	Mid-Point Discounted Cash Flow Assumptions
•	Cash Flow Forecast
•	Mid-Point Present Value Calculation
•	Comparable Sales
•	Capitalization and Discount Rate Support & Sales Survey
•	Mortgage Valuations

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PT1003 – Walgreens – Houston, TX

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BASIC INFORMATION
Property Name:	Walgreens	Report Type:	Restricted Appraisal Report
Address:	5202 Almeda Dr.	Interest Appraised:	Leased Fee
City:	Houston	Value Premise:	Market Value
State:	TX	Date of Value- "As Is":	December 31, 2013
County:	Harris	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	77004	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the "As Is" Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.34	Frontage:	Good
Gross Land Area (sf):	58,370	Access:	Good
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	480296 0860 L	Location Rating:	Average
FEMA Map Date:	6/18/2007	Number of Parking Spaces:	61
		Parking Ratio (per 1,000 SF):	4.75
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	1993
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	12,851	Condition Rating:	Average
Net Rentable Area (sf):	12,851	Actual Age (years):	21
# of Buildings:	1	Tenant:	Walgreens
# of Stories:	1	Land to Building Ratio:	4.54

TAX/ZONING INFORMATION
Parcel ID Number(s):	042-066-000-0084	Zoning Municipality:	N/A
Taxing Authority/Jurisdiction:	Harris County & Greater SE Management District	Current Zoning:	N/A
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$2,425,635	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$64,861	Zoning Change Applied For:	No
Taxes per sf of NRA:	$5.05	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:	As Improved:
The highest and best use of the subject property as vacant is for retail development.	The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Walgreens	Current Rent $/sf:	$13.84
Tenant S&P Rating:	BBB	Rent Bump Date:	None
Lease Expiration:	February 28, 2019	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	Currently negotiating lease extension to 12/31/2025 at
	Landlord pays CapEx		$13,780/mo. ($12.87/sf). These terms are utilized in our
Occupancy:	100%		second scenario with the new rent assumed to begin
			7/1/2014.

VALUATION SUMMARY - SCENARIO 1
Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,790,000
Sales Comparison Approach:	$195.00 to $225.00 per square foot	Value PSF of NRA:	$217.10
Income Capitalization Approach:
Discounted Cash Flow:	$2,790,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	6.25%
Discount Rate:	7.00%	Market Rent $/sf:	$13.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$13.84
Expense Growth:	3.00%

VALUATION SUMMARY - SCENARIO 2
Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,560,000
Sales Comparison Approach:	$195.00 to $225.00 per square foot	Value PSF of NRA:	$199.21
Income Capitalization Approach:
Discounted Cash Flow:	$2,560,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	6.25%
Discount Rate:	6.50%	Market Rent $/sf:	$13.00
Market Rent Growth	3.00%	Contract Rent $/sf:	$13.84
Expense Growth	3.00%

29

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 1
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$2,570

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	7.00%
Terminal Capitalization Rate:	6.25%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,790,000
Value PSF of NRA:	$217.10

Market Leasing Assumptions
Retail
Market Rent $/sf:	$13.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$10.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

30

Walgreens

Schedule of Prospective Cash Flow - Scenario 1

In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$177,858	$177,858	$177,858	$177,858	$177,858	$191,037	$193,672	$193,672	$193,672	$193,672	$200,128
Absorption & Turnover Vacancy	0	0	0	0	0	(32,279)	0	0	0	0	0

Scheduled Base Rental Revenue	177,858	177,858	177,858	177,858	177,858	158,758	193,672	193,672	193,672	193,672	200,128
Expense Reimbursement Revenue	87,350	89,971	92,670	95,450	98,314	84,386	104,300	107,430	110,653	113,972	117,392

Total Potential Gross Revenue	265,208	267,829	270,528	273,308	276,172	243,144	297,972	301,102	304,325	307,644	317,520

Effective Gross Revenue	265,208	267,829	270,528	273,308	276,172	243,144	297,972	301,102	304,325	307,644	317,520

Operating Expenses
CAM	22,489	23,164	23,859	24,575	25,312	26,071	26,853	27,659	28,489	29,343	30,224
Real Estate Taxes	64,861	66,807	68,811	70,875	73,002	75,192	77,447	79,771	82,164	84,629	87,168

Total Operating Expenses	87,350	89,971	92,670	95,450	98,314	101,263	104,300	107,430	110,653	113,972	117,392

Net Operating Income	177,858	177,858	177,858	177,858	177,858	141,881	193,672	193,672	193,672	193,672	200,128

Leasing & Capital Costs
Tenant Improvements	0	0	0	0	0	37,245	0	0	0	0	0
Leasing Commissions	0	0	0	0	0	29,777	0	0	0	0	0
Capital Expenditures	0	2,250	0	0	0	0	0	0	0	0	0
Capital Reserves	2,570	0	2,727	2,809	2,893	2,980	3,069	3,161	3,256	3,354	3,454

Total Leasing & Capital Costs	2,570	2,250	2,727	2,809	2,893	70,002	3,069	3,161	3,256	3,354	3,454

Cash Flow Before Debt Service & Taxes	$175,288	$175,608	$175,131	$175,049	$174,965	$71,879	$190,603	$190,511	$190,416	$190,318	$196,674

31

Walgreens

Discounted Cash Flow Analysis - Scenario 1

As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	7.00%
Year 1	Dec-14	$175,288		$163,821
Year 2	Dec-15	175,608		153,383
Year 3	Dec-16	175,131		142,959
Year 4	Dec-17	175,049		133,544
Year 5	Dec-18	174,965		124,748
Year 6	Dec-19	71,879		47,896
Year 7	Dec-20	190,603		118,698
Year 8	Dec-21	190,511		110,879
Year 9	Dec-22	190,416		103,574
Year 10	Dec-23	190,318		96,748

Total Cash Flow		$1,709,768		$1,196,249
Property Resale @ 6.25%		3,138,007		1,595,204

Total Property Present Value				$2,791,453

Rounded				$2,790,000

Per Square Foot				$217.10

32

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 2

General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$2,570

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	6.50%
Terminal Capitalization Rate:	6.25%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,560,000
Value PSF of NRA:	$199.21

Market Leasing Assumptions
Retail
Market Rent $/sf:	$13.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New:	$10.00
Tenant Improvements-Renewal:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

33

Walgreens

Schedule of Prospective Cash Flow - Scenario 2

In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$171,625	$165,392	$165,392	$165,392	$165,392	$165,392	$165,392	$165,392	$165,392	$165,392	$165,392
Absorption & Turnover Vacancy	0	0	0	0	0	0	0	0	0	0	0

Scheduled Base Rental Revenue	171,625	165,392	165,392	165,392	165,392	165,392	165,392	165,392	165,392	165,392	165,392
Expense Reimbursement Revenue	87,350	89,971	92,670	95,450	98,314	101,263	104,300	107,430	110,653	113,972	117,392

Total Potential Gross Revenue	258,975	255,363	258,062	260,842	263,706	266,655	269,692	272,822	276,045	279,364	282,784

Effective Gross Revenue	258,975	255,363	258,062	260,842	263,706	266,655	269,692	272,822	276,045	279,364	282,784

Operating Expenses
CAM	22,489	23,164	23,859	24,575	25,312	26,071	26,853	27,659	28,489	29,343	30,224
Real Estate Taxes	64,861	66,807	68,811	70,875	73,002	75,192	77,447	79,771	82,164	84,629	87,168

Total Operating Expenses	87,350	89,971	92,670	95,450	98,314	101,263	104,300	107,430	110,653	113,972	117,392

Net Operating Income	171,625	165,392	165,392	165,392	165,392	165,392	165,392	165,392	165,392	165,392	165,392

Leasing & Capital Costs
Tenant Improvements	0	0	0	0	0	0	0	0	0	0	0
Leasing Commissions	0	0	0	0	0	0	0	0	0	0	0
Capital Expenditures	0	2,250	0	0	0	0	0	0	0	0	0
Capital Reserves	2,570	0	2,727	2,809	2,893	2,980	3,069	3,161	3,256	3,354	3,454

Total Leasing & Capital Costs	2,570	2,250	2,727	2,809	2,893	2,980	3,069	3,161	3,256	3,354	3,454

Cash Flow Before Debt Service & Taxes	$169,055	$163,142	$162,665	$162,583	$162,499	$162,412	$162,323	$162,231	$162,136	$162,038	$161,938

34

Walgreens

Discounted Cash Flow Analysis - Scenario 2

As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	6.50%
Year 1	Dec-14	$169,055		$158,737
Year 2	Dec-15	163,142		143,836
Year 3	Dec-16	162,665		134,662
Year 4	Dec-17	162,583		126,380
Year 5	Dec-18	162,499		118,605
Year 6	Dec-19	162,412		111,306
Year 7	Dec-20	162,323		104,456
Year 8	Dec-21	162,231		98,025
Year 9	Dec-22	162,136		91,988
Year 10	Dec-23	162,038		86,322

Total Cash Flow		$1,631,084		$1,174,317
Property Resale @ 6.25%		2,593,347		1,381,543

Total Property Present Value				$2,555,860

Rounded				$2,560,000

Per Square Foot				$199.21

35

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Walgreens	198 E Main St	Hendersonville	TN	13,500	$2,550,000	$188.89	10/31/2013	$202,470	7.94%
Walgreens	6320 N Eldridge Pky	Houston	TX	14,820	$5,500,000	$371.12	9/20/2013	$309,100	5.62%
Walgreens	3301 Denton Hwy	Haltom City	TX	13,905	$4,394,118	$316.01	4/26/2013	$298,800	6.80%
Walgreens	746 W University Dr	Mesa	AZ	15,120	$3,561,000	$235.52	2/7/2013	$267,075	7.50%
Walgreens	9285 Halls Ferry Rd	Jennings	MO	15,120	$2,250,000	$148.81	8/1/2012	$187,875	8.35%
Walgreens	13255 Atlantic Blvd	Jacksonville	FL	13,960	$3,575,000	$256.09	5/31/2012	$260,975	7.30%
Walgreens	15301 E Mississippi Ave	Aurora	CO	17,548	$3,250,000	$185.21	5/2/2012	$208,975	6.43%
Walgreens	9020 Biscayne Blvd	Miami Shores	FL	14,850	$2,900,000	$195.29	1/2/2012	$202,130	6.97%
Min						$148.81			5.62%
Max						$371.12			8.35%
Average						$237.12			7.11%
Concluded Range of Price PSF				$195.00 to $225.00 per square foot

36

PT1004 – Walgreens – Lawrence, KS

37

BASIC INFORMATION
Property Name:	Walgreens	Report Type:	Restricted Appraisal Report
Address:	400 West 23rd St.	Interest Appraised:	Leased Fee
City:	Lawrence	Value Premise:	Market Value
State:	KS	Date of Value- "As Is":	December 31, 2013
County:	Douglas	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	66046	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the "As Is" Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.32	Frontage:	Good
Gross Land Area (sf):	57,499	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	200090 0178D	Location Rating:	Average
FEMA Map Date:	8/5/2010	Number of Parking Spaces:	57
		Parking Ratio (per 1,000 SF):	4.42
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	1992
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	12,885	Condition Rating:	Average
Net Rentable Area (sf):	12,885	Actual Age (years):	22
# of Buildings:	1	Tenant:	Walgreens
# of Stories:	1	Land to Building Ratio:	4.46

TAX/ZONING INFORMATION
Parcel ID Number(s):	023-103-06-0-30-25-007.00-0	Zoning Municipality:	City of Lawrence
Taxing Authority/Jurisdiction:	Douglas County	Current Zoning:	PCD, Planned Commercial District
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$528,475	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$66,843	Zoning Change Applied For:	No
Taxes per sf of NRA:	$5.19	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:	As Improved:
The highest and best use of the subject property as vacant is for retail development.	The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Walgreens	Current Rent $/sf:	$16.90
Tenant S&P Rating:	BBB	Rent Bump Date:	None
Lease Expiration:	December 31, 2018	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	Currently negotiating lease extension to 12/31/2025 at
	Landlord pays CapEx		$16,876/mo. ($15.72/sf). These terms are utilized in our
Occupancy:	100%		second scenario with the new rent assumed to begin 7/1/2014.

VALUATION SUMMARY - SCENARIO 1
Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$3,350,000
Sales Comparison Approach:	$225.00 to $270.00 per square foot	Value PSF of NRA:	$259.99
Income Capitalization Approach:
Discounted Cash Flow:	$3,350,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	6.25%
Discount Rate:	7.00%	Market Rent $/sf:	$15.75
Market Rent Growth:	3.00%	Contract Rent $/sf:	$16.90
Expense Growth:	3.00%

VALUATION SUMMARY - SCENARIO 2
Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$3,060,000
Sales Comparison Approach:	$225.00 to $270.00 per square foot	Value PSF of NRA:	$237.49
Income Capitalization Approach:
Discounted Cash Flow:	$3,060,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	6.25%
Discount Rate:	6.50%	Market Rent $/sf:	$15.75
Market Rent Growth	3.00%	Contract Rent $/sf:	$16.90
Expense Growth	3.00%

38

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 1

General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$2,577

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	7.00%
Terminal Capitalization Rate:	6.25%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$3,350,000
Value PSF of NRA:	$259.99

Market Leasing Assumptions
Retail
Market Rent $/sf:	$15.75
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$10.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

39

Walgreens

Schedule of Prospective Cash Flow - Scenario 1

In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$217,757	$217,757	$217,757	$217,757	$217,757	$235,261	$235,262	$235,262	$235,262	$235,262	$245,064
Absorption & Turnover Vacancy	0	0	0	0	0	(39,210)	0	0	0	0	0

Scheduled Base Rental Revenue	217,757	217,757	217,757	217,757	217,757	196,051	235,262	235,262	235,262	235,262	245,064
Expense Reimbursement Revenue	90,394	93,105	95,899	98,776	101,739	87,325	107,934	111,173	114,508	117,943	121,482

Total Potential Gross Revenue	308,151	310,862	313,656	316,533	319,496	283,376	343,196	346,435	349,770	353,205	366,546

Effective Gross Revenue	308,151	310,862	313,656	316,533	319,496	283,376	343,196	346,435	349,770	353,205	366,546

Operating Expenses
CAM	22,549	23,225	23,922	24,640	25,379	26,140	26,924	27,732	28,564	29,421	30,304
Real Estate Taxes	67,845	69,880	71,977	74,136	76,360	78,651	81,010	83,441	85,944	88,522	91,178

Total Operating Expenses	90,394	93,105	95,899	98,776	101,739	104,791	107,934	111,173	114,508	117,943	121,482

Net Operating Income	217,757	217,757	217,757	217,757	217,757	178,585	235,262	235,262	235,262	235,262	245,064

Leasing & Capital Costs
Tenant Improvements	0	0	0	0	0	37,343	0	0	0	0	0
Leasing Commissions	0	0	0	0	0	36,171	0	0	0	0	0
Capital Expenditures	0	91,500	0	0	0	0	0	0	0	0	0
Capital Reserves	2,577	0	2,734	2,816	2,900	2,987	3,077	3,169	3,264	3,362	3,463

Total Leasing & Capital Costs	2,577	91,500	2,734	2,816	2,900	76,501	3,077	3,169	3,264	3,362	3,463

Cash Flow Before Debt Service & Taxes	$215,180	$126,257	$215,023	$214,941	$214,857	$102,084	$232,185	$232,093	$231,998	$231,900	$241,601

40

Walgreens

Discounted Cash Flow Analysis - Scenario 1

As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	7.00%
Year 1	Dec-14	$215,180		$201,103
Year 2	Dec-15	126,257		110,278
Year 3	Dec-16	215,023		175,523
Year 4	Dec-17	214,941		163,977
Year 5	Dec-18	214,857		153,190
Year 6	Dec-19	102,084		68,023
Year 7	Dec-20	232,185		144,593
Year 8	Dec-21	232,093		135,080
Year 9	Dec-22	231,998		126,192
Year 10	Dec-23	231,900		117,886

Total Cash Flow		$2,016,518		$1,395,845
Property Resale @ 6.25%		3,842,604		1,953,385

Total Property Present Value				$3,349,230

Rounded				$3,350,000

Per Square Foot				$259.99

41

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 2

General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$2,577

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	6.50%
Terminal Capitalization Rate:	6.25%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$3,060,000
Value PSF of NRA:	$237.49

Market Leasing Assumptions
Retail
Market Rent $/sf:	$15.75
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New:	$10.00
Tenant Improvements-Renewal:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

42

Walgreens

Schedule of Prospective Cash Flow - Scenario 2

In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$210,154	$202,552	$202,552	$202,552	$202,552	$202,552	$202,552	$202,552	$202,552	$202,552	$202,552
Absorption & Turnover Vacancy	0	0	0	0	0	0	0	0	0	0	0

Scheduled Base Rental Revenue	210,154	202,552	202,552	202,552	202,552	202,552	202,552	202,552	202,552	202,552	202,552
Expense Reimbursement Revenue	90,394	93,105	95,899	98,776	101,739	104,791	107,934	111,173	114,508	117,943	121,482

Total Potential Gross Revenue	300,548	295,657	298,451	301,328	304,291	307,343	310,486	313,725	317,060	320,495	324,034

Effective Gross Revenue	300,548	295,657	298,451	301,328	304,291	307,343	310,486	313,725	317,060	320,495	324,034

Operating Expenses
CAM	22,549	23,225	23,922	24,640	25,379	26,140	26,924	27,732	28,564	29,421	30,304
Real Estate Taxes	67,845	69,880	71,977	74,136	76,360	78,651	81,010	83,441	85,944	88,522	91,178

Total Operating Expenses	90,394	93,105	95,899	98,776	101,739	104,791	107,934	111,173	114,508	117,943	121,482

Net Operating Income	210,154	202,552	202,552	202,552	202,552	202,552	202,552	202,552	202,552	202,552	202,552

Leasing & Capital Costs
Tenant Improvements	0	0	0	0	0	0	0	0	0	0	0
Leasing Commissions	0	0	0	0	0	0	0	0	0	0	0
Capital Expenditures	0	91,500	0	0	0	0	0	0	0	0	0
Capital Reserves	2,577	0	2,734	2,816	2,900	2,987	3,077	3,169	3,264	3,362	3,463

Total Leasing & Capital Costs	2,577	91,500	2,734	2,816	2,900	2,987	3,077	3,169	3,264	3,362	3,463

Cash Flow Before Debt Service & Taxes	$207,577	$111,052	$199,818	$199,736	$199,652	$199,565	$199,475	$199,383	$199,288	$199,190	$199,089

43

Walgreens

Discounted Cash Flow Analysis - Scenario 2

As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	6.50%
Year 1	Dec-14	$207,577		$194,908
Year 2	Dec-15	111,052		97,910
Year 3	Dec-16	199,818		165,419
Year 4	Dec-17	199,736		155,259
Year 5	Dec-18	199,652		145,722
Year 6	Dec-19	199,565		136,769
Year 7	Dec-20	199,475		128,363
Year 8	Dec-21	199,383		120,473
Year 9	Dec-22	199,288		113,067
Year 10	Dec-23	199,190		106,114

Total Cash Flow		$1,914,736		$1,364,005
Property Resale @ 6.25%		3,176,015		1,691,946

Total Property Present Value				$3,055,951

Rounded				$3,060,000

Per Square Foot				$237.49

44

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Walgreens	198 E Main St	Hendersonville	TN	13,500	$2,550,000	$188.89	10/31/2013	$202,470	7.94%
Walgreens	5050 Lemay Ferry Rd	Saint Louis	MO	13,987	$4,575,000	$327.09	6/14/2013	$338,550	7.40%
Walgreens	3301 Denton Hwy	Haltom City	TX	13,905	$4,394,118	$316.01	4/26/2013	$298,800	6.80%
Walgreens	746 W University Dr	Mesa	AZ	15,120	$3,561,000	$235.52	2/7/2013	$267,075	7.50%
Walgreens	550 S 129th St	Bonner Springs	KS	14,820	$6,523,390	$440.17	11/20/2012	$391,403	6.00%
Walgreens	9285 Halls Ferry Rd	Jennings	MO	15,120	$2,250,000	$148.81	8/1/2012	$187,875	8.35%
Walgreens	13255 Atlantic Blvd	Jacksonville	FL	13,960	$3,575,000	$256.09	5/31/2012	$260,975	7.30%
Walgreens	15301 E Mississippi Ave	Aurora	CO	17,548	$3,250,000	$185.21	5/2/2012	$208,975	6.43%
Walgreens	3920 Hampton Ave	Saint Louis	MO	16,938	$3,600,000	$212.54	3/30/2012	$227,880	6.33%
Walgreens	9020 Biscayne Blvd	Miami Shores	FL	14,850	$2,900,000	$195.29	1/2/2012	$202,130	6.97%
Walgreens	1625 S Webb Rd	Wichita	KS	15,099	$4,000,000	$264.92	8/1/2011	$330,000	8.25%
Min						$148.81			6.00%
Max						$440.17			8.35%
Average						$251.87			7.21%
Concluded Range of Price PSF				$225.00 to $270.00 per square foot

45

PT1005 – Rite Aid – Memphis, TN

46

BASIC INFORMATION
Property Name:	Rite Aid	Report Type:	Restricted Appraisal Report
Address:	3060 Thomas St.	Interest Appraised:	Leased Fee
City:	Memphis	Value Premise:	Market Value
State:	TN	Date of Value- “As Is”:	December 31, 2013
County:	Shelby	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	38127	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.64	Frontage:	Good
Gross Land Area (sf):	71,438	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Good
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	470177 0260F	Location Rating:	Good
FEMA Map Date:	9/28/2007	Number of Parking Spaces:	69
		Parking Ratio (per 1,000 SF):	6.24
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2000
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	11,064	Condition Rating:	Average
Net Rentable Area (sf):	11,064	Actual Age (years):	14
# of Buildings:	1	Tenant:	Rite Aid
# of Stories:	1	Land to Building Ratio:	6.46

TAX/ZONING INFORMATION
Parcel ID Number(s):	069025 00009C	Zoning Municipality:	City of Memphis
Taxing Authority/Jurisdiction:	City of Memphis	Current Zoning:	CMU-1, Commercial Mixed Use-1
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$464,160	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$15,781	Zoning Change Applied For:	No
Taxes per sf of NRA:	$1.43	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Rite Aid	Current Rent $/sf:	$30.78
Tenant S&P Rating:	B-	Rent Bump Date:	None
Lease Expiration:	April 6, 2020	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes, Landlord pays CapEx	Comment:	Property is currently subleased to Dollar Tree. Sublease terms have not been disclosed.
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,390,000
Sales Comparison Approach:	$200.00 to $250.00 per square foot	Value PSF of NRA:	$216.02
Income Capitalization Approach:
Discounted Cash Flow:	$2,390,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.25%
Discount Rate:	9.00%	Market Rent $/sf:	$11.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$30.78
Expense Growth:	3.00%

47

DISCOUNTED CASH FLOW ASSUMPTIONS
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	9.00%
Terminal Capitalization Rate:	8.25%
Basis Point Spread over OAR:	1.00%
Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,390,000
Value PSF of NRA:	$216.02

Market Leasing Assumptions
Retail
Market Rent $/sf:	$11.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$10.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	50.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

48

Rite Aid

Schedule of Prospective Cash Flow

In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$340,523	$340,523	$340,523	$340,523	$340,523	$340,523	$194,121	$145,321	$145,321	$145,321	$145,321
Absorption & Turnover Vacancy							(60,550)

Scheduled Base Rental Revenue	340,523	340,523	340,523	340,523	340,523	340,523	133,571	145,321	145,321	145,321	145,321

Expense Reimbursement Revenue
CAM	19,362	19,943	20,541	21,157	21,792	22,446	13,486	23,813	24,527	25,263	26,021
RE Tax	16,255	16,743	17,245	17,762	18,295	18,844	11,322	19,992	20,591	21,209	21,845

Total Reimbursement Revenue	35,617	36,686	37,786	38,919	40,087	41,290	24,808	43,805	45,118	46,472	47,866

Total Potential Gross Revenue	376,140	377,209	378,309	379,442	380,610	381,813	158,379	189,126	190,439	191,793	193,187

Effective Gross Revenue	376,140	377,209	378,309	379,442	380,610	381,813	158,379	189,126	190,439	191,793	193,187

Operating Expenses
CAM	19,362	19,943	20,541	21,157	21,792	22,446	23,119	23,813	24,527	25,263	26,021
RE Tax	16,255	16,743	17,245	17,762	18,295	18,844	19,409	19,992	20,591	21,209	21,845

Total Operating Expenses	35,617	36,686	37,786	38,919	40,087	41,290	42,528	43,805	45,118	46,472	47,866

Net Operating Income	340,523	340,523	340,523	340,523	340,523	340,523	115,851	145,321	145,321	145,321	145,321

Leasing & Capital Costs
Tenant Improvements							66,055
Leasing Commissions							44,686
Cap Expenditures		70,000
Reserve	2,213		2,348	2,418	2,491	2,565	2,642	2,721	2,803	2,887	2,974

Total Leasing & Capital Costs	2,213	70,000	2,348	2,418	2,491	2,565	113,383	2,721	2,803	2,887	2,974

Cash Flow Before Debt Service & Taxes	$338,310	$270,523	$338,175	$338,105	$338,032	$337,958	$2,468	$142,600	$142,518	$142,434	$142,347

49

Rite Aid

Discounted Cash Flow Analysis

As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	9.00%
Year 1	Dec-14	$338,310		$310,376
Year 2	Dec-15	270,523		227,694
Year 3	Dec-16	338,175		261,133
Year 4	Dec-17	338,105		239,522
Year 5	Dec-18	338,032		219,698
Year 6	Dec-19	337,958		201,513
Year 7	Dec-20	2,468		1,350
Year 8	Dec-21	142,600		71,566
Year 9	Dec-22	142,518		65,619
Year 10	Dec-23	142,434		60,166

Total Cash Flow		$2,391,123		$1,658,637
Property Resale @ 8.25%		1,726,237		729,181

Total Property Present Value				$2,387,819

Rounded				$2,390,000

Per Square Foot				$216.02

50

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Rite Aid	5441 Highway 153	Hixson	TN	10,908	$2,500,000	$229.19	1/6/2014	$237,500	9.50%
Rite Aid	7354 E Brainerd Rd	Chattanooga	TN	11,200	$2,450,000	$218.75	10/21/2013	$245,000	10.00%
Rite Aid	101 E Fleming Dr	Morganton	NC	10,908	$3,200,000	$293.36	9/9/2013	$256,000	8.00%
Rite Aid	3295 Centerville Hwy	Snellville	GA	10,594	$2,460,000	$232.21	8/8/2013	$184,500	7.50%
Rite Aid	2005 Maple St	Rome	GA	14,673	$5,152,100	$351.13	6/13/2013	$412,168	8.00%
Rite Aid	655 S Main St	Ashland City	TN	13,824	$2,585,000	$186.99	1/29/2013	$239,371	9.26%
Rite Aid	5192 Murfreesboro Rd	La Vergne	TN	14,564	$4,906,000	$336.86	11/21/2012	$461,164	9.40%
Rite Aid	1630 Benvenue Rd	Rocky Mount	NC	10,908	$2,400,000	$220.02	10/2/2012	$235,200	9.80%
Min						$186.99			7.50%
Max						$351.13			10.00%
Average						$258.56			8.93%
Concluded Range of Price PSF				$200.00 to $250.00 per square foot

51

PT1006 – Rite Aid – Warren, OH

52

BASIC INFORMATION
Property Name:	Rite Aid	Report Type:	Restricted Appraisal Report
Address:	1560 Parkman Rd. NW	Interest Appraised:	Leased Fee
City:	Warren	Value Premise:	Market Value
State:	OH	Date of Value- “As Is”:	December 31, 2013
County:	Trumbull	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	44485	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:
	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.53	Frontage:	Average
Gross Land Area (sf):	66,647	Access:	Good
Excess Land Area (Acres):	0.0	Site Visibility:	Good
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	390541 0377D	Location Rating:	Average
FEMA Map Date:	6/18/2010	Number of Parking Spaces:	55
		Parking Ratio (per 1,000 SF):	4.88
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	1999
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	11,267	Condition Rating:	Average
Net Rentable Area (sf):	11,267	Actual Age (years):	15
# of Buildings:	1	Tenant:	Rite Aid
# of Stories:	1	Land to Building Ratio:	5.92

TAX/ZONING INFORMATION
Parcel ID Number(s):	39-063912; 39-063915; 39-063916; 39-195150; 39-195200	Zoning Municipality:	City of Warren
Taxing Authority/Jurisdiction:	Trumbull County	Current Zoning:	CA, Commercial “A”
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$529,530	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$37,554	Zoning Change Applied For:	No
Taxes per sf of NRA:	$3.33	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Rite Aid	Current Rent $/sf:	$27.00
Tenant S&P Rating:	B-	Rent Bump Date:	None
Lease Expiration:	April 30, 2020	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes, Landlord pays CapEx	Comment:	None
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$3,670,000
Sales Comparison Approach:	$300.00 to $340.00 per square foot	Value PSF of NRA:	$325.73
Income Capitalization Approach:
Discounted Cash Flow:	$3,670,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.25%
Discount Rate:	8.50%	Market Rent $/sf:	$25.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$27.00
Expense Growth:	3.00%

53

DISCOUNTED CASH FLOW ASSUMPTIONS
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$2,253

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	8.50%
Terminal Capitalization Rate:	8.25%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$3,670,000
Value PSF of NRA:	$325.73

Market Leasing Assumptions
Retail
Market Rent $/sf:	$25.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	3.0%
Tenant Improvements-New $/sf:	$10.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

54

Rite Aid

Schedule of Prospective Cash Flow

In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$304,208	$304,208	$304,208	$304,208	$304,208	$304,208	$325,626	$336,335	$336,335	$336,335	$336,335
Absorption & Turnover Vacancy							(56,056)

Scheduled Base Rental Revenue	304,208	304,208	304,208	304,208	304,208	304,208	269,570	336,335	336,335	336,335	336,335

Expense Reimbursement Revenue
CAM	19,717	20,309	20,918	21,546	22,192	22,858	19,620	24,250	24,977	25,727	26,498
RE Tax	37,554	38,681	39,841	41,036	42,267	43,535	37,368	46,187	47,572	48,999	50,469

Total Reimbursement Revenue	57,271	58,990	60,759	62,582	64,459	66,393	56,988	70,437	72,549	74,726	76,967

Total Potential Gross Revenue	361,479	363,198	364,967	366,790	368,667	370,601	326,558	406,772	408,884	411,061	413,302

Effective Gross Revenue	361,479	363,198	364,967	366,790	368,667	370,601	326,558	406,772	408,884	411,061	413,302

Operating Expenses
CAM	19,717	20,309	20,918	21,546	22,192	22,858	23,543	24,250	24,977	25,727	26,498
RE Tax	37,554	38,681	39,841	41,036	42,267	43,535	44,841	46,187	47,572	48,999	50,469

Total Operating Expenses	57,271	58,990	60,759	62,582	64,459	66,393	68,384	70,437	72,549	74,726	76,967

Net Operating Income	304,208	304,208	304,208	304,208	304,208	304,208	258,174	336,335	336,335	336,335	336,335

Leasing & Capital Costs
Tenant Improvements							33,633
Leasing Commissions							51,711
Cap Expenditures				72,000
Reserve	2,253	2,321	2,391		2,536	2,612	2,691	2,771	2,855	2,940	3,028

Total Leasing & Capital Costs	2,253	2,321	2,391	72,000	2,536	2,612	88,035	2,771	2,855	2,940	3,028

Cash Flow Before Debt Service & Taxes	$301,955	$301,887	$301,817	$232,208	$301,672	$301,596	$170,139	$333,564	$333,480	$333,395	$333,307

55

Rite Aid

Discounted Cash Flow Analysis

As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	8.50%
Year 1	Dec-14	$301,955		$278,300
Year 2	Dec-15	301,887		256,440
Year 3	Dec-16	301,817		236,295
Year 4	Dec-17	232,208		167,555
Year 5	Dec-18	301,672		200,626
Year 6	Dec-19	301,596		184,862
Year 7	Dec-20	170,139		96,116
Year 8	Dec-21	333,564		173,677
Year 9	Dec-22	333,480		160,030
Year 10	Dec-23	333,395		147,456

Total Cash Flow		$2,911,713		$1,901,355
Property Resale @ 8.25%		3,995,252		1,767,042

Total Property Present Value				$3,668,397

Rounded				$3,670,000

Per Square Foot				$325.73

56

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Rite Aid	3295 Centerville Hwy	Snellville	GA	10,594	$2,460,000	$232.21	8/8/2013	$184,500	7.50%
Rite Aid	1080 S West End Blvd	Quakertown	PA	14,564	$6,375,000	$437.72	7/10/2013	$494,063	7.75%
Rite Aid	3362 Navarre Ave	Oregon	OH	14,565	$5,585,000	$383.45	6/14/2013	$474,725	8.50%
Rite Aid	501 E Emmitt Ave	Waverly	OH	10,600	$2,395,000	$225.94	5/10/2013	$215,550	9.00%
Rite Aid	332 S Main St	Marion	OH	14,564	$3,943,000	$270.74	3/15/2013	$364,728	9.25%
Rite Aid	613 W Main St	Louisville	OH	14,564	$4,507,011	$309.46	10/31/2012	$419,152	9.30%
Rite Aid	350 Main St	Pennsburg	PA	11,064	$7,805,737	$705.51	10/5/2012	$618,995	7.93%
Rite Aid	1501 N Main St	Findlay	OH	14,564	$4,141,800	$284.39	10/3/2012	$373,176	9.01%
Min						$225.94			7.50%
Max						$705.51			9.30%
Average						$356.18			8.53%
Concluded Range of Price PSF				$300.00 to $340.00 per square foot

57

PT1007 – Walgreens – Cahokia, IL

58

BASIC INFORMATION
Property Name:	Walgreens	Report Type:	Restricted Appraisal Report
Address:	1201 Camp Jackson Rd.	Interest Appraised:	Leased Fee
City:	Cahokia	Value Premise:	Market Value
State:	IL	Date of Value- “As Is”:	December 31, 2013
County:	St. Clair	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	62206	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.74	Frontage:	Average
Gross Land Area (sf):	75,794	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	AH, bordering on X	Shape:	Regular
FEMA Community Map #:	170620 0170 D	Location Rating:	Average
FEMA Map Date:	11/5/2003	Number of Parking Spaces:	74
		Parking Ratio (per 1,000 SF):	5.48
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	1994
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	13,500	Condition Rating:	Average
Net Rentable Area (sf):	13,500	Actual Age (years):	20
# of Buildings:	1	Tenant:	Walgreens
# of Stories:	1	Land to Building Ratio:	5.61

TAX/ZONING INFORMATION
Parcel ID Number(s):	06-02.0-407-049	Zoning Municipality:	Village of Cahokia
Taxing Authority/Jurisdiction:	St. Clair County	Current Zoning:	B2, Community Business District
Current Tax Year	2012	Current Use = Permitted Use:	Yes
Current Assessed Value:	$205,198	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$39,095	Zoning Change Applied For:	No
Taxes per sf of NRA:	$2.90	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Walgreens	Current Rent $/sf:	$14.29
Tenant S&P Rating:	BBB	Rent Bump Date:	None
Lease Expiration:	July 31, 2014	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	Currently negotiating lease extension to 7/31/2019 at
	Landlord pays CapEx		$11,252/mo. ($10.00/sf). These terms are utilized in our
Occupancy:	100%		second scenario with the new rent assumed to begin
			8/1/2014.

VALUATION SUMMARY - SCENARIO 1

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,000,000
Sales Comparison Approach:	$140.00 to $170.00 per square foot	Value PSF of NRA:	$148.15
Income Capitalization Approach:
Discounted Cash Flow:	$2,000,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	6.75%
Discount Rate:	7.50%	Market Rent $/sf:	$10.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$14.29
Expense Growth:	3.00%

VALUATION SUMMARY - SCENARIO 2

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,040,000
Sales Comparison Approach:	$140.00 to $170.00 per square foot	Value PSF of NRA:	$151.11
Income Capitalization Approach:
Discounted Cash Flow:	$2,040,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	6.75%
Discount Rate:	7.00%	Market Rent $/sf:	$10.00
Market Rent Growth	3.00%	Contract Rent $/sf:	$14.29
Expense Growth	3.00%

59

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 1
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	11
Reversion Year (Yrs):	12

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$133,026

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	7.50%
Terminal Capitalization Rate:	6.75%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,000,000
Value PSF of NRA:	$148.15

Market Leasing Assumptions
Retail
Market Rent $/sf:	$10.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$10.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

60

Walgreens
Schedule of Prospective Cash Flow - Scenario 1
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024	Dec-2025

Potential Gross Revenue
Base Rental Revenue	$168,784	$135,000	$135,000	$135,000	$135,000	$136,688	$141,750	$141,750	$141,750	$141,750	$151,670	$181,429
Absorption & Turnover Vacancy	(22,500)	0	0	0	0	0	0	0	0	0	(30,238)	0

Scheduled Base Rental Revenue	146,284	135,000	135,000	135,000	135,000	136,688	141,750	141,750	141,750	141,750	121,432	181,429
Expense Reimbursement Revenue	53,243	65,809	67,783	69,817	71,911	74,068	76,290	78,579	80,936	83,364	71,554	88,442

Total Potential Gross Revenue	199,527	200,809	202,783	204,817	206,911	210,756	218,040	220,329	222,686	225,114	192,986	269,871

Effective Gross Revenue	199,527	200,809	202,783	204,817	206,911	210,756	218,040	220,329	222,686	225,114	192,986	269,871

Operating Expenses
CAM	23,625	24,334	25,064	25,816	26,590	27,388	28,209	29,056	29,927	30,825	31,750	32,703
Real Estate Taxes	40,267	41,475	42,719	44,001	45,321	46,680	48,081	49,523	51,009	52,539	54,115	55,739

Total Operating Expenses	63,892	65,809	67,783	69,817	71,911	74,068	76,290	78,579	80,936	83,364	85,865	88,442

Net Operating Income	135,635	135,000	135,000	135,000	135,000	136,688	141,750	141,750	141,750	141,750	107,121	181,429

Leasing & Capital Costs
Tenant Improvements	33,750	0	0	0	0	0	0	0	0	0	45,357	0
Leasing Commissions	20,756	0	0	0	0	0	0	0	0	0	27,895	0
Capital Expenditures	78,520	6,600	0	0	0	0	0	0	0	0	0	0
Capital Reserves	0	0	2,864	2,950	3,039	3,130	3,224	3,321	3,420	3,523	3,629	3,737

Total Leasing & Capital Costs	133,026	6,600	2,864	2,950	3,039	3,130	3,224	3,321	3,420	3,523	76,881	3,737

Cash Flow Before Debt Service & Taxes	$2,609	$128,400	$132,136	$132,050	$131,961	$133,558	$138,526	$138,429	$138,330	$138,227	$30,240	$177,692

61

Walgreens
Discounted Cash Flow Analysis - Scenario 1
As of December 31, 2013
	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	7.50%
Year 1	Dec-14	$2,609		$2,427
Year 2	Dec-15	128,400		111,109
Year 3	Dec-16	132,136		106,364
Year 4	Dec-17	132,050		98,879
Year 5	Dec-18	131,961		91,919
Year 6	Dec-19	133,558		86,540
Year 7	Dec-20	138,526		83,497
Year 8	Dec-21	138,429		77,617
Year 9	Dec-22	138,330		72,151
Year 10	Dec-23	138,227		67,067
Year 11	Dec-24	30,240		13,649

Total Cash Flow		$1,244,466		$811,219
Property Resale @ 6.75%		2,634,080		1,188,874

Total Property Present Value				$2,000,093

Rounded				$2,000,000

Per Square Foot				$148.15

62

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 2
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$78,520

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	7.00%
Terminal Capitalization Rate:	6.75%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,040,000
Value PSF of NRA:	$151.11

Market Leasing Assumptions
Retail
Market Rent $/sf:	$10.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New:	$10.00
Tenant Improvements-Renewal:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

63

Walgreens
Schedule of Prospective Cash Flow -Scenario 2
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$168,784	$135,000	$135,000	$135,000	$135,000	$143,960	$156,502	$156,502	$156,502	$156,502	$158,458
Absorption & Turnover Vacancy	0	0	0	0	0	(26,084)	0	0	0	0	0

Scheduled Base Rental Revenue	168,784	135,000	135,000	135,000	135,000	117,876	156,502	156,502	156,502	156,502	158,458
Expense Reimbursement Revenue	63,892	65,809	67,783	69,817	71,911	61,723	76,290	78,579	80,936	83,364	85,865

Total Potential Gross Revenue	232,676	200,809	202,783	204,817	206,911	179,599	232,792	235,081	237,438	239,866	244,323

Effective Gross Revenue	232,676	200,809	202,783	204,817	206,911	179,599	232,792	235,081	237,438	239,866	244,323

Operating Expenses
CAM	23,625	24,334	25,064	25,816	26,590	27,388	28,209	29,056	29,927	30,825	31,750
Real Estate Taxes	40,267	41,475	42,719	44,001	45,321	46,680	48,081	49,523	51,009	52,539	54,115

Total Operating Expenses	63,892	65,809	67,783	69,817	71,911	74,068	76,290	78,579	80,936	83,364	85,865

Net Operating Income	168,784	135,000	135,000	135,000	135,000	105,531	156,502	156,502	156,502	156,502	158,458

Leasing & Capital Costs
Tenant Improvements	0	0	0	0	0	39,126	0	0	0	0	0
Leasing Commissions	0	0	0	0	0	24,062	0	0	0	0	0
Capital Expenditures	78,520	6,600	0	0	0	0	0	0	0	0	0
Capital Reserves	0	0	2,864	2,950	3,039	3,130	3,224	3,321	3,420	3,523	3,629

Total Leasing & Capital Costs	78,520	6,600	2,864	2,950	3,039	66,318	3,224	3,321	3,420	3,523	3,629

Cash Flow Before Debt Service & Taxes	$90,264	$128,400	$132,136	$132,050	$131,961	$39,213	$153,278	$153,181	$153,082	$152,979	$154,829

64

Walgreens
Discounted Cash Flow Analysis - Scenario 2
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	7.00%
Year 1	Dec-14	$90,264		$84,359
Year 2	Dec-15	128,400		112,150
Year 3	Dec-16	132,136		107,862
Year 4	Dec-17	132,050		100,740
Year 5	Dec-18	131,961		94,086
Year 6	Dec-19	39,213		26,129
Year 7	Dec-20	153,278		95,454
Year 8	Dec-21	153,181		89,153
Year 9	Dec-22	153,082		83,266
Year 10	Dec-23	152,979		77,767

Total Cash Flow		$1,266,544		$870,967
Property Resale @ 6.75%		2,300,575		1,169,496

Total Property Present Value				$2,040,462

Rounded				$2,040,000

Per Square Foot				$151.11

65

Comparable Sales
				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Walgreens	6320 N Eldridge Pky	Houston	TX	14,820	$5,500,000	$371.12	9/20/2013	$309,100	5.62%
Walgreens	1207 N Randall Rd	Aurora	IL	13,905	$2,701,150	$194.26	9/18/2012	$235,000	8.70%
Walgreens	515 Carlyle Ave	Belleville	IL	12,848	$3,478,500	$270.74	12/28/2012	$274,802	7.90%
Walgreens	9301 Waukegan Rd	Morton Grove	IL	14,440	$3,850,000	$266.62	12/19/2012	$301,840	7.84%
Walgreens	1701 E Kensington Rd	Mount Prospect	IL	15,120	$3,820,000	$252.65	4/22/2013	$286,500	7.50%
Walgreens	198 E Main St	Hendersonville	TN	13,500	$2,550,000	$188.89	10/31/2013	$202,470	7.94%
Walgreens	3301 Denton Hwy	Haltom City	TX	13,905	$4,394,118	$316.01	4/26/2013	$298,800	6.80%
Walgreens	746 W University Dr	Mesa	AZ	15,120	$3,561,000	$235.52	2/7/2013	$267,075	7.50%
Walgreens	9285 Halls Ferry Rd	Jennings	MO	15,120	$2,250,000	$148.81	8/1/2012	$187,875	8.35%
Walgreens	13255 Atlantic Blvd	Jacksonville	FL	13,960	$3,575,000	$256.09	5/31/2012	$260,975	7.30%
Walgreens	15301 E Mississippi Ave	Aurora	CO	17,548	$3,250,000	$185.21	5/2/2012	$208,975	6.43%
Walgreens	9020 Biscayne Blvd	Miami Shores	FL	14,850	$2,900,000	$195.29	1/2/2012	$202,130	6.97%
Min						$148.81			5.62%
Max						$371.12			8.70%
Average						$240.10			7.40%
Concluded Range of Price PSF				$140.00 to $170.00 per square foot

66

PT1008 – Walgreens – Cleveland, OH

67

BASIC INFORMATION
Property Name:	Walgreens	Report Type:	Restricted Appraisal Report
Address:	15609 Lakeshore Blvd	Interest Appraised:	Leased Fee
City:	Cleveland	Value Premise:	Market Value
State:	OH	Date of Value- "As Is":	December 31, 2013
County:	Cuyahoga	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	44110	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the "As Is" Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.45	Frontage:	Average
Gross Land Area (sf):	63,162	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	390104 0079 E	Location Rating:	Average
FEMA Map Date:	12/3/2010	Number of Parking Spaces:	63
		Parking Ratio (per 1,000 SF):	4.67
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	1994
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	13,500	Condition Rating:	Average
Net Rentable Area (sf):	13,500	Actual Age (years):	20
# of Buildings:	1	Tenant:	Walgreens
# of Stories:	1	Land to Building Ratio:	4.68

TAX/ZONING INFORMATION
Parcel ID Number(s):	113-01-007	Zoning Municipality:	City of Cleveland
Taxing Authority/Jurisdiction:	Cuyahoga County	Current Zoning:	LR, Local Retail Business
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$489,480	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$48,514	Zoning Change Applied For:	No
Taxes per sf of NRA:	$3.59	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:	As Improved:
The highest and best use of the subject property as vacant is for retail development.	The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Walgreens	Current Rent $/sf:	$13.23
Tenant S&P Rating:	BBB	Rent Bump Date:	None
Lease Expiration:	September 30, 2014	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	Currently negotiating lease extension to 12/31/2025 at
	Landlord pays CapEx		$13,378/mo. ($11.89/sf). These terms are utilized in our
Occupancy:	100%		second scenario with the new rent assumed to begin
			7/1/2014.

VALUATION SUMMARY – SCENARIO 1

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,550,000
Sales Comparison Approach:	$170.00 to $200.00 per square foot	Value PSF of NRA:	$188.89
Income Capitalization Approach:
Discounted Cash Flow:	$2,550,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	6.25%
Discount Rate:	7.00%	Market Rent $/sf:	$12.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$13.23
Expense Growth:	3.00%

VALUATION SUMMARY - SCENARIO 2

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,430,000
Sales Comparison Approach:	$170.00 to $200.00 per square foot	Value PSF of NRA:	$180.00
Income Capitalization Approach:
Discounted Cash Flow:	$2,430,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	6.25%
Discount Rate:	6.50%	Market Rent $/sf:	$12.00
Market Rent Growth	3.00%	Contract Rent $/sf:	$13.23
Expense Growth	3.00%

68

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 1
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	11
Reversion Year (Yrs):	12

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$61,358

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	7.00%
Terminal Capitalization Rate:	6.25%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,550,000
Value PSF of NRA:	$188.89

Market Leasing Assumptions
Retail
Market Rent $/sf:	$12.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$10.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

69

Walgreens
Schedule of Prospective Cash Flow - Scenario 1
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024	Dec-2025

Potential Gross Revenue
Base Rental Revenue	$174,454	$162,000	$162,000	$162,000	$162,000	$162,675	$170,100	$170,100	$170,100	$170,100	$174,068	$224,246
Absorption & Turnover Vacancy	(27,000)	0	0	0	0	0	0	0	0	0	(18,143)	(18,687)

Scheduled Base Rental Revenue	147,454	162,000	162,000	162,000	162,000	162,675	170,100	170,100	170,100	170,100	155,925	205,559
Expense Reimbursement Revenue	60,115	74,303	76,533	78,829	81,193	83,629	86,137	88,722	91,383	94,125	88,870	91,535

Total Potential Gross Revenue	207,569	236,303	238,533	240,829	243,193	246,304	256,237	258,822	261,483	264,225	244,795	297,094

Effective Gross Revenue	207,569	236,303	238,533	240,829	243,193	246,304	256,237	258,822	261,483	264,225	244,795	297,094

Operating Expenses
CAM	23,625	24,334	25,064	25,816	26,590	27,388	28,209	29,056	29,927	30,825	31,750	32,703
Real Estate Taxes	48,514	49,969	51,469	53,013	54,603	56,241	57,928	59,666	61,456	63,300	65,199	67,155

Total Operating Expenses	72,139	74,303	76,533	78,829	81,193	83,629	86,137	88,722	91,383	94,125	96,949	99,858

Net Operating Income	135,430	162,000	162,000	162,000	162,000	162,675	170,100	170,100	170,100	170,100	147,846	197,236

Leasing & Capital Costs
Tenant Improvements	33,750	0	0	0	0	0	0	0	0	0	0	46,718
Leasing Commissions	24,908	0	0	0	0	0	0	0	0	0	0	34,478
Capital Expenditures	0	0	60,000	0	0	0	0	0	0	0	0	0
Capital Reserves	2,700	2,781	0	2,950	3,039	3,130	3,224	3,321	3,420	3,523	3,629	3,737

Total Leasing & Capital Costs	61,358	2,781	60,000	2,950	3,039	3,130	3,224	3,321	3,420	3,523	3,629	84,933

Cash Flow Before Debt Service & Taxes	$74,072	$159,219	$102,000	$159,050	$158,961	$159,545	$166,876	$166,779	$166,680	$166,577	$144,217	$112,303

70

Walgreens
Discounted Cash Flow Analysis - Scenario 1
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	7.00%
Year 1	Dec-14	$74,072		$69,226
Year 2	Dec-15	159,219		139,068
Year 3	Dec-16	102,000		83,262
Year 4	Dec-17	159,050		121,338
Year 5	Dec-18	158,961		113,337
Year 6	Dec-19	159,545		106,312
Year 7	Dec-20	166,876		103,922
Year 8	Dec-21	166,779		97,067
Year 9	Dec-22	166,680		90,663
Year 10	Dec-23	166,577		84,679
Year 11	Dec-24	144,217		68,516

Total Cash Flow		$1,623,976		$1,077,391
Property Resale @ 6.25%		3,092,660		1,469,301

Total Property Present Value				$2,546,692

Rounded				$2,550,000

Per Square Foot				$188.89

71

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 2
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$2,700

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	6.50%
Terminal Capitalization Rate:	6.25%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,430,000
Value PSF of NRA:	$180.00

Market Leasing Assumptions
Retail
Market Rent $/sf:	$12.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New:	$10.00
Tenant Improvements-Renewal:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

72

Walgreens
Schedule of Prospective Cash Flow - Scenario 2
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$169,560	$160,515	$160,515	$160,515	$160,515	$160,515	$160,515	$160,515	$160,515	$160,515	$160,515
Absorption & Turnover Vacancy	0	0	0	0	0	0	0	0	0	0	0

Scheduled Base Rental Revenue	169,560	160,515	160,515	160,515	160,515	160,515	160,515	160,515	160,515	160,515	160,515
Expense Reimbursement Revenue	72,139	74,303	76,533	78,829	81,193	83,629	86,137	88,722	91,383	94,125	96,949

Total Potential Gross Revenue	241,699	234,818	237,048	239,344	241,708	244,144	246,652	249,237	251,898	254,640	257,464

Effective Gross Revenue	241,699	234,818	237,048	239,344	241,708	244,144	246,652	249,237	251,898	254,640	257,464

Operating Expenses
CAM	23,625	24,334	25,064	25,816	26,590	27,388	28,209	29,056	29,927	30,825	31,750
Real Estate Taxes	48,514	49,969	51,469	53,013	54,603	56,241	57,928	59,666	61,456	63,300	65,199

Total Operating Expenses	72,139	74,303	76,533	78,829	81,193	83,629	86,137	88,722	91,383	94,125	96,949

Net Operating Income	169,560	160,515	160,515	160,515	160,515	160,515	160,515	160,515	160,515	160,515	160,515

Leasing & Capital Costs
Tenant Improvements	0	0	0	0	0	0	0	0	0	0	0
Leasing Commissions	0	0	0	0	0	0	0	0	0	0	0
Capital Expenditures	0	0	60,000	0	0	0	0	0	0	0	0
Capital Reserves	2,700	2,781	0	2,950	3,039	3,130	3,224	3,321	3,420	3,523	3,629

Total Leasing & Capital Costs	2,700	2,781	60,000	2,950	3,039	3,130	3,224	3,321	3,420	3,523	3,629

Cash Flow Before Debt Service & Taxes	$166,860	$157,734	$100,515	$157,565	$157,476	$157,385	$157,291	$157,194	$157,095	$156,992	$156,886

73

Walgreens
Discounted Cash Flow Analysis - Scenario 2
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	6.50%
Year 1	Dec-14	$166,860		$156,676
Year 2	Dec-15	157,734		139,068
Year 3	Dec-16	100,515		83,211
Year 4	Dec-17	157,565		122,479
Year 5	Dec-18	157,476		114,939
Year 6	Dec-19	157,385		107,861
Year 7	Dec-20	157,291		101,218
Year 8	Dec-21	157,194		94,982
Year 9	Dec-22	157,095		89,128
Year 10	Dec-23	156,992		83,634

Total Cash Flow		$1,526,107		$1,093,195
Property Resale @ 6.25%		2,516,875		1,340,805

Total Property Present Value				$2,434,000

Rounded				$2,430,000

Per Square Foot				$180.00

74

Comparable Sales
				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Walgreens	6320 N Eldridge Pky	Houston	TX	14,820	$5,500,000	$371.12	9/20/2013	$309,100	5.62%
Walgreens	198 E Main St	Hendersonville	TN	13,500	$2,550,000	$188.89	10/31/2013	$202,470	7.94%
Walgreens	1000 E Cumberland Gap Pky	Corbin	KY	13,650	$4,514,000	$330.70	7/19/2013	$282,125	6.25%
Walgreens	3301 Denton Hwy	Haltom City	TX	13,905	$4,394,118	$316.01	4/26/2013	$298,800	6.80%
Walgreens	9290 Wicker Ave	Saint John	IN	13,905	$3,530,864	$253.93	3/24/2013	$286,000	8.10%
Walgreens	746 W University Dr	Mesa	AZ	15,120	$3,561,000	$235.52	2/7/2013	$267,075	7.50%
Walgreens	9285 Halls Ferry Rd	Jennings	MO	15,120	$2,250,000	$148.81	8/1/2012	$187,875	8.35%
Walgreens	13255 Atlantic Blvd	Jacksonville	FL	13,960	$3,575,000	$256.09	5/31/2012	$260,975	7.30%
Walgreens	15301 E Mississippi Ave	Aurora	CO	17,548	$3,250,000	$185.21	5/2/2012	$208,975	6.43%
Walgreens	25016 Gratiot Ave	Eastpointe	MI	15,120	$3,800,000	$251.32	1/20/2012	$349,600	9.20%
Walgreens	9020 Biscayne Blvd	Miami Shores	FL	14,850	$2,900,000	$195.29	1/2/2012	$202,130	6.97%
Min						$148.81			5.62%
Max						$371.12			9.20%
Average						$248.44			7.31%
Concluded Range of Price PSF				$170.00 to $200.00 per square foot

75

PT1010 – Lowe’s – Jonesboro, AR

76

BASIC INFORMATION
Property Name:	Lowe’s	Report Type:	Restricted Appraisal Report
Address:	2111 Fair Park Blvd.	Interest Appraised:	Leased Fee
City:	Jonesboro	Value Premise:	Market Value
State:	AR	Date of Value- “As Is”:	December 31, 2013
County:	Craighead	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	72401	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	12.16	Frontage:	Good
Gross Land Area (sf):	529,690	Access:	Good
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Irregular
FEMA Community Map #:	050048 ‘0132C - per map- lookup says uninc.	Location Rating:	Average
FEMA Map Date:	9/27/1991	Number of Parking Spaces:	632
		Parking Ratio (per 1,000 SF):	5.00
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	1994
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	126,405	Condition Rating:	Average
Net Rentable Area (sf):	126,405	Actual Age (years):	20
# of Buildings:	1	Tenant:	Lowe’s
# of Stories:	1	Land to Building Ratio:	4.19

TAX/ZONING INFORMATION
Parcel ID Number(s):	01-144282-03400	Zoning Municipality:	City of Jonesboro
Taxing Authority/Jurisdiction:	Craighead County	Current Zoning:	C3, General Commercial
Current Tax Year	2012	Current Use = Permitted Use:	Yes
Current Assessed Value:	$1,524,420	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$64,331	Zoning Change Applied For:	No
Taxes per sf of NRA:	$0.51	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:	As Improved:
The highest and best use of the subject property as vacant is for retail development.	The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Lowe’s	Current Rent $/sf:	$5.97
Tenant S&P Rating:	A-	Rent Bump Date:	February 1, 2014
Lease Expiration:	January 31, 2024	Rent at Bump Date $/sf:	$5.81
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	None
	Landlord pays CapEx
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$10,810,000
Sales Comparison Approach:	$80.00 to $90.00 per square foot	Value PSF of NRA:	$85.52
Income Capitalization Approach:
Direct Capitalization	$10,810,000	Exposure Time:	6-9 months
Overall Capitalization Rate:	6.25%
		Market Rent $/sf:	$6.00
		Contract Rent $/sf:	$5.97

77

Lowe’s
Direct Capitalization Approach
As of December 31, 2013

	Amount	PSF
Potential Gross Revenue
Rental Revenue	$736,304	$5.82
Expense Reimbursement Revenue	287,469	2.27

Total Potential Gross Revenue	$1,023,773	$8.10

Vacancy Loss	$0	$0.00
Collection Loss	0	0.00

Effective Gross Income	$1,023,773	$8.10

Operating Expenses
CAM	$221,209	$1.75
Real Estate Taxes	66,260	0.52

Total Operating Expenses	$287,469	$2.27

Capital Reserves	$25,281	0.20

Net Operating Income	$711,023	$5.62

Overall Capitalization Rate		6.25%

Indicated Property Value	$11,376,363	$90.00

Less: Capital Expenditures	$540,000	$4.27

Indicated Property Value (Rounded)	$10,810,000	$85.52

78

Comparable Sales

Property				Square				Estimated
Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Lowe’s	945 Fangboner Rd	Fremont	OH	125,357	$9,225,000	$73.59	12/11/2013	$649,440	7.04%
Lowe’s	4900 Oscar Baxter Dr	Tuscaloosa	AL	115,236	$9,818,000	$85.20	10/29/2013	$603,807	6.15%
Lowe’s	7441 Two Notch Rd	Columbia	SC	121,148	$11,940,000	$98.56	10/4/2013	$889,530	7.45%
Lowe’s	1369 Division St	Adrian	MI	101,287	$8,025,000	$79.23	9/27/2013	$650,025	8.10%
Lowe’s	2470 Whiskey Rd	Aiken	SC	135,197	$10,600,000	$78.40	8/21/2013	$795,000	7.50%
Lowe’s	1836 US Highway 78 E	Oxford	AL	135,197	$11,250,000	$83.21	7/12/2013	$875,250	7.78%
Lowe’s	1955 Buford Mill Dr	Buford	GA	128,997	$13,125,000	$101.75	11/1/2011	$1,030,313	7.85%
Lowe’s	2900 Martins Dr	West Carrollton	OH	125,357	$11,650,000	$92.93	9/9/2011	$856,275	7.35%
Min						$73.59			6.15%
Max						$101.75			8.10%
Average						$86.61			7.40%
Concluded Range of Price PSF				$80.00 to $90.00 per square foot

79

PT1011 – Lowe’s – Texas City, TX

80

BASIC INFORMATION
Property Name:	Lowe’s	Report Type:	Restricted Appraisal Report
Address:	3620 Emmett F Lowry Expy	Interest Appraised:	Leased Fee
City:	Texas City	Value Premise:	Market Value
State:	TX	Date of Value- “As Is”:	December 31, 2013
County:	Galveston	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	77590	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	16.32	Frontage:	Good
Gross Land Area (sf):	710,899	Access:	Good
Excess Land Area (Acres):	0.0	Site Visibility:	Good
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	B	Shape:	Regular
FEMA Community Map #:	485514 0030C	Location Rating:	Average
FEMA Map Date:	5/2/1983	Number of Parking Spaces:	776
		Parking Ratio (per 1,000 SF):	5.95
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	1995
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	130,497	Condition Rating:	Average
Net Rentable Area (sf):	130,497	Actual Age (years):	19
# of Buildings:	1	Tenant:	Lowe’s
# of Stories:	1	Land to Building Ratio:	5.45

TAX/ZONING INFORMATION
Parcel ID Number(s):	4827-0000-0000-001	Zoning Municipality:	City of Texas City
Taxing Authority/Jurisdiction:	Galveston County	Current Zoning:	E, General Business
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$5,300,000	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$131,653	Zoning Change Applied For:	No
Taxes per sf of NRA:	$1.01	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:	As Improved:
The highest and best use of the subject property as vacant is for retail development.	The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Lowe’s	Current Rent $/sf:	$6.61
Tenant S&P Rating:	A-	Rent Bump Date:	None
Lease Expiration:	October 31, 2020	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	None
	Landlord pays CapEx
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$12,490,000
Sales Comparison Approach:	$85.00 to $100.00 per square foot	Value PSF of NRA:	$95.71
Income Capitalization Approach:
Discounted Cash Flow:	$12,490,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	6.50%
Discount Rate:	6.75%	Market Rent $/sf:	$7.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$6.61
Expense Growth:	3.00%

81

DISCOUNTED CASH FLOW ASSUMPTIONS
General Cash Flow Assumptions

Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$237,500

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	6.75%
Terminal Capitalization Rate:	6.50%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$12,490,000
Value PSF of NRA:	$95.71

Market Leasing Assumptions
Retail
Market Rent $/sf:	$7.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$15.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	75.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

*The tenant has multiple extension options. Based on our analysis, we have assumed the first option at $6.61/sf is exercised since it is deemed to be below market.

82

Lowe’s
Schedule of Prospective Cash Flow
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$862,585	$862,585	$862,585	$862,585	$862,585	$862,585	$862,585	$862,585	$862,585	$862,585	$862,585
Absorption & Turnover Vacancy	0	0	0	0	0	0	0	0	0	0	0

Scheduled Base Rental Revenue	862,585	862,585	862,585	862,585	862,585	862,585	862,585	862,585	862,585	862,585	862,585
Expense Reimbursement Revenue	360,023	370,824	381,948	393,407	405,209	417,365	429,886	442,783	456,066	469,748	483,841

Total Potential Gross Revenue	1,222,608	1,233,409	1,244,533	1,255,992	1,267,794	1,279,950	1,292,471	1,305,368	1,318,651	1,332,333	1,346,426

Effective Gross Revenue	1,222,608	1,233,409	1,244,533	1,255,992	1,267,794	1,279,950	1,292,471	1,305,368	1,318,651	1,332,333	1,346,426

Operating Expenses
CAM	228,370	235,221	242,277	249,546	257,032	264,743	272,685	280,866	289,292	297,971	306,910
Real Estate Taxes	131,653	135,603	139,671	143,861	148,177	152,622	157,201	161,917	166,774	171,777	176,931

Total Operating Expenses	360,023	370,824	381,948	393,407	405,209	417,365	429,886	442,783	456,066	469,748	483,841

Net Operating Income	862,585	862,585	862,585	862,585	862,585	862,585	862,585	862,585	862,585	862,585	862,585

Leasing & Capital Costs
Tenant Improvements	0	0	0	0	0	0	0	0	0	0	0
Leasing Commissions	0	0	0	0	0	0	0	0	0	0	0
Capital Expenditures	237,500	0	0	0	0	0	0	0	0	0	0
Capital Reserves	0	26,882	27,689	28,520	29,375	30,256	31,164	32,099	33,062	34,054	35,075

Total Leasing & Capital Costs	237,500	26,882	27,689	28,520	29,375	30,256	31,164	32,099	33,062	34,054	35,075

Cash Flow Before Debt Service & Taxes	$625,085	$835,703	$834,896	$834,065	$833,210	$832,329	$831,421	$830,486	$829,523	$828,531	$827,510

83

Lowe’s
Discounted Cash Flow Analysis
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	6.75%
Year 1	Dec-14	$625,085		$585,560
Year 2	Dec-15	835,703		733,358
Year 3	Dec-16	834,896		686,323
Year 4	Dec-17	834,065		642,286
Year 5	Dec-18	833,210		601,056
Year 6	Dec-19	832,329		562,455
Year 7	Dec-20	831,421		526,315
Year 8	Dec-21	830,486		492,481
Year 9	Dec-22	829,523		460,805
Year 10	Dec-23	828,531		431,152

Total Cash Flow		$8,115,249		$5,721,791
Property Resale @ 6.50%		13,005,128		6,767,617

Total Property Present Value				$12,489,408

Rounded				$12,490,000

Per Square Foot				$95.71

84

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Lowe’s	945 Fangboner Rd	Fremont	OH	125,357	$9,225,000	$73.59	12/11/2013	$649,440	7.04%
Lowe’s	4900 Oscar Baxter Dr	Tuscaloosa	AL	115,236	$9,818,000	$85.20	10/29/2013	$603,807	6.15%
Lowe’s	7441 Two Notch Rd	Columbia	SC	121,148	$11,940,000	$98.56	10/4/2013	$889,530	7.45%
Lowe’s	1369 Division St	Adrian	MI	101,287	$8,025,000	$79.23	9/27/2013	$650,025	8.10%
Lowe’s	2470 Whiskey Rd	Aiken	SC	135,197	$10,600,000	$78.40	8/21/2013	$795,000	7.50%
Lowe’s	1836 US Highway 78 E	Oxford	AL	135,197	$11,250,000	$83.21	7/12/2013	$875,250	7.78%
Lowe’s	1955 Buford Mill Dr	Buford	GA	128,997	$13,125,000	$101.75	11/1/2011	$1,030,313	7.85%
Lowe’s	2900 Martins Dr	West Carrollton	OH	125,357	$11,650,000	$92.93	9/9/2011	$856,275	7.35%
Min						$73.59			6.15%
Max						$101.75			8.10%
Average						$86.61			7.40%
Concluded Range of Price PSF				$85.00 to $100.00 per square foot

85

PT1013 – CVS – Whiteville, NC

86

BASIC INFORMATION
Property Name:	CVS	Report Type:	Restricted Appraisal Report
Address:	900 North J.K. Powell Blvd.	Interest Appraised:	Leased Fee
City:	Whiteville	Value Premise:	Market Value
State:	NC	Date of Value- “As Is”:	December 31, 2013
County:	Columbus	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	28472	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.69	Frontage:	Average
Gross Land Area (sf):	73,616	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	370071 0281J	Location Rating:	Average
FEMA Map Date:	6/2/2006	Number of Parking Spaces:	72
		Parking Ratio (per 1,000 SF):	7.16
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2004
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	10,055	Condition Rating:	Average
Net Rentable Area (sf):	10,055	Actual Age (years):	10
# of Buildings:	1	Tenant:	CVS
# of Stories:	1	Land to Building Ratio:	7.32

TAX/ZONING INFORMATION
Parcel ID Number(s):	088776	Zoning Municipality:	City of Whiteville
Taxing Authority/Jurisdiction:	Columbus County	Current Zoning:	B3, Highway Commercial
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$1,191,300	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$15,934	Zoning Change Applied For:	No
Taxes per sf of NRA:	$1.58	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:	As Improved:
The highest and best use of the subject property as vacant is for retail development.	The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	CVS	Current Rent $/sf:	$18.51
Tenant S&P Rating:	BBB+	Rent Bump Date:	None
Lease Expiration:	January 31, 2027	Rent at Bump Date $/sf:	None
Expense Recovery:	NNN: Tenant pays all Operating, RE Taxes and CapEx	Comment:	None
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$3,100,000
Sales Comparison Approach:	$280.00 to $340.00 per square foot	Value PSF of NRA:	$308.30
Income Capitalization Approach:
Direct Capitalization	$3,100,000	Exposure Time:	6-9 months
Overall Capitalization Rate:	6.00%
		Market Rent $/sf:	$20.00
		Contract Rent $/sf:	$18.51

87

CVS
Direct Capitalization Approach
As of December 31, 2013

	Amount	PSF
Potential Gross Revenue
Rental Revenue	$186,150	$18.51
Expense Reimbursement Revenue	36,019	3.58

Total Potential Gross Revenue	$222,169	$22.10

Vacancy Loss	$0	$0.00
Collection Loss	0	0.00

Effective Gross Income	$222,169	$22.10

Operating Expenses
CAM	$17,596	$1.75
Real Estate Taxes	16,412	1.63
Capital Reserves	2,011	0.20

Total Operating Expenses	$36,019	$3.58

Net Operating Income	$186,150	$18.51

Overall Capitalization Rate		6.00%

Indicated Property Value	$3,102,504	$308.55

Less: Capital Expenditures	$0	$0.00

Indicated Property Value (Rounded)	$3,100,000	$308.30

88

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
CVS	5190 S Conway Rd	Orlando	FL	14,145	$5,066,357	$358.17	11/20/2013	$354,645	7.00%
CVS	3187 S Congress Ave	Lake Worth	FL	14,376	$4,700,000	$326.93	5/13/2013	$329,000	7.00%
CVS	609-611 College Rd	Greensboro	NC	10,000	$3,117,000	$311.70	3/28/2013	$194,813	6.25%
CVS	707 Church St	Conway	SC	10,128	$2,500,000	$246.84	1/30/2013	$198,500	7.94%
CVS	965 Joe Frank Harris Pky SE	Cartersville	GA	13,225	$2,616,000	$197.81	10/30/2012	$163,500	6.25%
CVS	912 W Ward St	Douglas	GA	10,880	$3,700,000	$340.07	10/8/2012	$251,970	6.81%
CVS	2391 W 68th St	Hialeah	FL	12,025	$3,650,000	$303.53	9/14/2012	$213,525	5.85%
CVS	13998 Walsingham Rd	Largo	FL	11,200	$4,120,000	$367.86	2/17/2012	$314,356	7.63%
Min						$197.81			5.85%
Max						$367.86			7.94%
Average						$306.61			6.84%
Concluded Range of Price PSF				$280.00 to $340.00 per square foot

89

PT1014 – Rite Aid – Bangor, ME

90

BASIC INFORMATION
Property Name:	Rite Aid	Report Type:	Restricted Appraisal Report
Address:	713 Broadway	Interest Appraised:	Leased Fee
City:	Bangor	Value Premise:	Market Value
State:	ME	Date of Value- “As Is”:	December 31, 2013
County:	Penobscot	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	04401	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	2.05	Frontage:	Good
Gross Land Area (sf):	89,298	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	230102 0012C	Location Rating:	Average
FEMA Map Date:	3/4/2002	Number of Parking Spaces:	48
		Parking Ratio (per 1,000 SF):	3.66
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	1998
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	13,100	Condition Rating:	Average
Net Rentable Area (sf):	13,100	Actual Age (years):	16
# of Buildings:	1	Tenant:	Rite Aid
# of Stories:	1	Land to Building Ratio:	6.82

TAX/ZONING INFORMATION
Parcel ID Number(s):	1046	Zoning Municipality:	City of Bangor
Taxing Authority/Jurisdiction:	City of Bangor	Current Zoning:	S&PS, Shopping and Personal Service
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$2,137,500	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$44,460	Zoning Change Applied For:	No
Taxes per sf of NRA:	$3.39	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Rite Aid	Current Rent $/sf:	$27.08
Tenant S&P Rating:	B-	Rent Bump Date:	None
Lease Expiration:	June 30, 2018	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	Currently negotiating lease extension to 6/30/2028 at
	Landlord pays CapEx		$26,604/mo. ($24.37/sf) to 6/30/2018, $28,599/mo.
Occupancy:	100%		($26.20/sf) to 6/30/2023, and $30,744/mo. ($28.16/sf) to
			6/30/2028. These terms are utilized in our second scenario
			with the new rent assumed to begin 7/1/2014.

VALUATION SUMMARY - SCENARIO 1

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$3,960,000
Sales Comparison Approach:	$280.00 to $330.00 per square foot	Value PSF of NRA:	$302.29
Income Capitalization Approach:
Discounted Cash Flow:	$3,960,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.25%
Discount Rate:	9.00%	Market Rent $/sf:	$24.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$27.08
Expense Growth:	3.00%

VALUATION SUMMARY - SCENARIO 2

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$4,050,000
Sales Comparison Approach:	$280.00 to $330.00 per square foot	Value PSF of NRA:	$309.16
Income Capitalization Approach:
Discounted Cash Flow:	$4,050,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.25%
Discount Rate:	8.50%	Market Rent $/sf:	$24.00
Market Rent Growth	3.00%	Contract Rent $/sf:	$27.08
Expense Growth	3.00%

91

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 1
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$2,620

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	9.00%
Terminal Capitalization Rate:	8.25%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$3,960,000
Value PSF of NRA:	$302.29

Market Leasing Assumptions
Retail
Market Rent $/sf:	$24.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$10.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]
1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

92

Rite Aid
Schedule of Prospective Cash Flow - Scenario 1
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024
Potential Gross Revenue
Base Rental Revenue	$354,715	$354,715	$354,715	$354,715	$354,288	$353,860	$353,860	$353,860	$353,860	$359,758	$371,553
Absorption & Turnover Vacancy					(58,977)

Scheduled Base Rental Revenue	354,715	354,715	354,715	354,715	295,311	353,860	353,860	353,860	353,860	359,758	371,553

Expense Reimbursement Revenue
CAM	22,925	23,613	24,321	25,051	21,502	26,576	27,374	28,195	29,041	29,912	30,809
RE Tax	45,127	46,481	47,875	49,311	42,326	52,315	53,884	55,501	57,166	58,880	60,647
Total Reimbursement Revenue	68,052	70,094	72,196	74,362	63,828	78,891	81,258	83,696	86,207	88,792	91,456

Total Potential Gross Revenue	422,767	424,809	426,911	429,077	359,139	432,751	435,118	437,556	440,067	448,550	463,009

Effective Gross Revenue	422,767	424,809	426,911	429,077	359,139	432,751	435,118	437,556	440,067	448,550	463,009

Operating Expenses
CAM	22,925	23,613	24,321	25,051	25,802	26,576	27,374	28,195	29,041	29,912	30,809
RE Tax	45,127	46,481	47,875	49,311	50,791	52,315	53,884	55,501	57,166	58,880	60,647

Total Operating Expenses	68,052	70,094	72,196	74,362	76,593	78,891	81,258	83,696	86,207	88,792	91,456

Net Operating Income	354,715	354,715	354,715	354,715	282,546	353,860	353,860	353,860	353,860	359,758	371,553

Leasing & Capital Costs
Tenant Improvements					36,860
Leasing Commissions					54,406
Cap Expenditures					85,200
Reserve	2,620	2,699	2,780	2,863		3,037	3,128	3,222	3,319	3,419	3,521

Total Leasing & Capital Costs	2,620	2,699	2,780	2,863	176,466	3,037	3,128	3,222	3,319	3,419	3,521

Cash Flow Before Debt Service & Taxes	$352,095	$352,016	$351,935	$351,852	$106,080	$350,823	$350,732	$350,638	$350,541	$356,339	$368,032

93

Rite Aid

Discounted Cash Flow Analysis - Scenario 1

As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	9.00%
Year 1	Dec-14	$352,095		$323,023
Year 2	Dec-15	352,016		296,285
Year 3	Dec-16	351,935		271,758
Year 4	Dec-17	351,852		249,261
Year 5	Dec-18	106,080		68,945
Year 6	Dec-19	350,823		209,184
Year 7	Dec-20	350,732		191,862
Year 8	Dec-21	350,638		175,973
Year 9	Dec-22	350,541		161,399
Year 10	Dec-23	356,339		150,521

Total Cash Flow		$3,273,051		$2,098,212
Property Resale @ 8.25%		4,413,599		1,864,352

Total Property Present Value				$3,962,564

Rounded				$3,960,000

Per Square Foot				$302.29

94

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 2
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$2,620

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	8.50%
Terminal Capitalization Rate:	8.25%
Basis Point Spread over OAR:	0.00%
Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$4,050,000
Value PSF of NRA:	$309.16

Market Leasing Assumptions
Retail
Market Rent $/sf:	$24.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New:	$10.00
Tenant Improvements-Renewal:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

95

Rite Aid

Schedule of Prospective Cash Flow - Scenario 2

In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$336,981	$319,248	$319,248	$319,248	$330,978	$342,708	$342,708	$342,708	$342,708	$355,818	$368,928

Scheduled Base Rental Revenue	336,981	319,248	319,248	319,248	330,978	342,708	342,708	342,708	342,708	355,818	368,928

Expense Reimbursement Revenue
CAM	22,925	23,613	24,321	25,051	25,802	26,576	27,374	28,195	29,041	29,912	30,809
RE Tax	45,127	46,481	47,875	49,311	50,791	52,315	53,884	55,501	57,166	58,880	60,647

Total Reimbursement Revenue	68,052	70,094	72,196	74,362	76,593	78,891	81,258	83,696	86,207	88,792	91,456

Total Potential Gross Revenue	405,033	389,342	391,444	393,610	407,571	421,599	423,966	426,404	428,915	444,610	460,384

Effective Gross Revenue	405,033	389,342	391,444	393,610	407,571	421,599	423,966	426,404	428,915	444,610	460,384

Operating Expenses
CAM	22,925	23,613	24,321	25,051	25,802	26,576	27,374	28,195	29,041	29,912	30,809
RE Tax	45,127	46,481	47,875	49,311	50,791	52,315	53,884	55,501	57,166	58,880	60,647

Total Operating Expenses	68,052	70,094	72,196	74,362	76,593	78,891	81,258	83,696	86,207	88,792	91,456

Net Operating Income	336,981	319,248	319,248	319,248	330,978	342,708	342,708	342,708	342,708	355,818	368,928

Leasing & Capital Costs
Cap Expenditures					85,200
Reserve	2,620	2,699	2,780	2,863		3,037	3,128	3,222	3,319	3,419	3,521

Total Leasing & Capital Costs	2,620	2,699	2,780	2,863	85,200	3,037	3,128	3,222	3,319	3,419	3,521

Cash Flow Before Debt Service & Taxes	$334,361	$316,549	$316,468	$316,385	$245,778	$339,671	$339,580	$339,486	$339,389	$352,399	$365,407

96

Rite Aid
Discounted Cash Flow Analysis - Scenario 2
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	8.50%
Year 1	Dec-14	$334,361		$308,167
Year 2	Dec-15	316,549		268,894
Year 3	Dec-16	316,468		247,765
Year 4	Dec-17	316,385		228,295
Year 5	Dec-18	245,778		163,454
Year 6	Dec-19	339,671		208,200
Year 7	Dec-20	339,580		191,838
Year 8	Dec-21	339,486		176,760
Year 9	Dec-22	339,389		162,866
Year 10	Dec-23	352,399		155,861

Total Cash Flow		$3,240,066		$2,112,099
Property Resale @ 8.25%		4,382,417		1,938,279

Total Property Present Value				$4,050,379

Rounded				$4,050,000

Per Square Foot				$309.16

97

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Rite Aid	1080 S West End Blvd	Quakertown	PA	14,564	$6,375,000	$437.72	7/10/2013	$494,063	7.75%
Rite Aid	317 Main St	Farmington	ME	14,673	$5,050,000	$344.17	6/12/2013	$424,200	8.40%
Rite Aid	331 Main St	Nashua	NH	15,086	$3,262,533	$216.26	2/4/2013	$277,315	8.50%
The Rite Aid Plaza	1 S River Rd	Bedford	NH	23,540	$3,850,000	$163.55	9/10/2012	$327,250	8.50%
Rite Aid	330 River St	Cambridge	MA	13,777	$6,675,000	$484.50	2/29/2012	$440,550	6.60%
Wawa/Rite Aid	664-668 Haddon Ave	Collingswood	NJ	9,800	$2,490,000	$254.08	2/28/2012	$196,212	7.88%
Rite-Aid	21 Columbia St	Adams	MA	10,504	$1,600,000	$152.32	8/2/2011	$144,000	9.00%
Rite Aid	1900 Ocean St	Marshfield	MA	13,876	$2,754,000	$198.47	2/14/2011	$235,467	8.55%
Min						$152.32			6.60%
Max						$484.50			9.00%
Average						$281.39			8.15%
Concluded Range of Price PSF				$280.00 to $330.00 per square foot

98

PT1015 – Tractor Supply – Woodstock, VA

99

BASIC INFORMATION
Property Name:	Tractor Supply	Report Type:	Restricted Appraisal Report
Address:	541 W. Reservoir Rd.	Interest Appraised:	Leased Fee
City:	Woodstock	Value Premise:	Market Value
State:	VA	Date of Value- “As Is”:	December 31, 2013
County:	Shenandoah	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	22664	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:
	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	3.31	Frontage:	Average
Gross Land Area (sf):	144,184	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	510150 0260C	Location Rating:	Average
FEMA Map Date:	7/26/20013	Number of Parking Spaces:	98
		Parking Ratio (per 1,000 SF):	4.32
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2004
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	22,670	Condition Rating:	Average
Net Rentable Area (sf):	22,670	Actual Age (years):	10
# of Buildings:	1	Tenant:	Tractor Supply
# of Stories:	1	Land to Building Ratio:	6.36

TAX/ZONING INFORMATION
Parcel ID Number(s):	6313	Zoning Municipality:	Town of Woodstock
Taxing Authority/Jurisdiction:	Shenandoah County & Town of Woodstock	Current Zoning:	B2, Highway Commercial
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$2,029,800	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$12,483	Zoning Change Applied For:	No
Taxes per sf of NRA:	$0.55	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Tractor Supply	Current Rent $/sf:	$10.19
Tenant S&P Rating:	Not Rated	Rent Bump Date:	November 1, 2014
Lease Expiration:	October 3, 2019	Rent at Bump Date $/sf:	$11.21
Expense Recovery:	NNN: Tenant pays all Operating, RE Taxes and CapEx	Comment:	Currently negotiating lease extension to 12/31/2028 at
Occupancy:	100%		$19,250/mo. ($10.19/sf). These terms are utilized in our second scenario with the new rent assumed to begin 7/1/2014.

VALUATION SUMMARY - SCENARIO 1

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$3,000,000
Sales Comparison Approach:	$100.00 to $150.00 per square foot	Value PSF of NRA:	$132.33
Income Capitalization Approach:
Discounted Cash Flow:	$3,000,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	7.75%
Discount Rate:	8.50%	Market Rent $/sf:	$10.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$10.19
Expense Growth:	3.00%

VALUATION SUMMARY - SCENARIO 2

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,960,000
Sales Comparison Approach:	$100.00 to $150.00 per square foot	Value PSF of NRA:	$130.57
Income Capitalization Approach:
Discounted Cash Flow:	$2,960,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	7.50%
Discount Rate:	7.75%	Market Rent $/sf:	$10.00
Market Rent Growth	3.00%	Contract Rent $/sf:	$10.19
Expense Growth	3.00%
100

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 1
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$4,534

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	8.50%
Terminal Capitalization Rate:	7.75%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$3,000,000
Value PSF of NRA:	$132.33

Market Leasing Assumptions
Retail
Market Rent $/sf:	$10.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$15.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NNN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

101

Tractor Supply

Schedule of Prospective Cash Flow - Scenario 1

In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$234,850	$254,100	$254,100	$254,100	$254,100	$256,277	$270,692	$270,692	$270,692	$270,692	$270,692
Absorption & Turnover Vacancy						(65,702)	(22,558)

Scheduled Base Rental Revenue	234,850	254,100	254,100	254,100	254,100	190,575	248,134	270,692	270,692	270,692	270,692

Expense Reimbursement Revenue
CAM	39,672	40,863	42,089	43,351	44,652	34,493	43,423	48,792	50,256	51,764	53,317
RE Tax	12,858	13,244	13,641	14,050	14,472	11,179	14,074	15,814	16,288	16,777	17,280

Total Reimbursement Revenue	52,530	54,107	55,730	57,401	59,124	45,672	57,497	64,606	66,544	68,541	70,597

Total Potential Gross Revenue	287,380	308,207	309,830	311,501	313,224	236,247	305,631	335,298	337,236	339,233	341,289

Effective Gross Revenue	287,380	308,207	309,830	311,501	313,224	236,247	305,631	335,298	337,236	339,233	341,289

Operating Expenses
CAM	39,673	40,863	42,089	43,351	44,652	45,991	47,371	48,792	50,256	51,764	53,317
RE Tax	12,858	13,244	13,641	14,050	14,472	14,906	15,353	15,814	16,288	16,777	17,280

Total Operating Expenses	52,531	54,107	55,730	57,401	59,124	60,897	62,724	64,606	66,544	68,541	70,597

Net Operating Income	234,849	254,100	254,100	254,100	254,100	175,350	242,907	270,692	270,692	270,692	270,692

Leasing & Capital Costs
Tenant Improvements							121,811
Leasing Commissions							$49,943
Cap Expenditures
Reserve	4,534	4,670	4,810	4,954	5,103	5,256	5,414	5,576	5,744	5,916	6,093

Total Leasing & Capital Costs	4,534	4,670	4,810	4,954	5,103	5,256	177,168	5,576	5,744	5,916	6,093

Cash Flow Before Debt Service & Taxes	$230,315	$249,430	$249,290	$249,146	$248,997	$170,094	$65,739	$265,116	$264,948	$264,776	$264,599

102

Tractor Supply

Discounted Cash Flow Analysis - Scenario 1

As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	8.50%
Year 1	Dec-14	$230,315		$212,272
Year 2	Dec-15	249,430		211,880
Year 3	Dec-16	249,290		195,171
Year 4	Dec-17	249,146		179,777
Year 5	Dec-18	248,997		165,594
Year 6	Dec-19	170,094		104,258
Year 7	Dec-20	65,739		37,138
Year 8	Dec-21	265,116		138,038
Year 9	Dec-22	264,948		127,143
Year 10	Dec-23	264,776		117,107

Total Cash Flow		$2,257,851		$1,488,378
Property Resale @ 7.75%		3,422,944		1,513,918

Total Property Present Value				$3,002,296

Rounded				$3,000,000

Per Square Foot				$132.33

103

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 2
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$4,534

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	7.75%
Terminal Capitalization Rate:	7.50%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,960,000
Value PSF of NRA:	$130.57

Market Leasing Assumptions
Retail
Market Rent $/sf:	$10.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New:	$15.00
Tenant Improvements-Renewal:	$0.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NNN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

104

Tractor Supply

Schedule of Prospective Cash Flow - Scenario 2

In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$231,000	$231,000	$231,000	$231,000	$231,000	$231,000	$231,000	$231,000	$231,000	$231,000	$231,000

Scheduled Base Rental Revenue	231,000	231,000	231,000	231,000	231,000	231,000	231,000	231,000	231,000	231,000	231,000

Expense Reimbursement Revenue
CAM	39,672	40,863	42,089	43,351	44,652	45,991	47,371	48,792	50,256	51,764	53,317
RE Tax	12,858	13,244	13,641	14,050	14,472	14,906	15,353	15,814	16,288	16,777	17,280

Total Reimbursement Revenue	52,530	54,107	55,730	57,401	59,124	60,897	62,724	64,606	66,544	68,541	70,597

Total Potential Gross Revenue	283,530	285,107	286,730	288,401	290,124	291,897	293,724	295,606	297,544	299,541	301,597

Effective Gross Revenue	283,530	285,107	286,730	288,401	290,124	291,897	293,724	295,606	297,544	299,541	301,597

Operating Expenses
CAM	39,673	40,863	42,089	43,351	44,652	45,991	47,371	48,792	50,256	51,764	53,317
RE Tax	12,858	13,244	13,641	14,050	14,472	14,906	15,353	15,814	16,288	16,777	17,280

Total Operating Expenses	52,531	54,107	55,730	57,401	59,124	60,897	62,724	64,606	66,544	68,541	70,597

Net Operating Income	230,999	231,000	231,000	231,000	231,000	231,000	231,000	231,000	231,000	231,000	231,000

Leasing & Capital Costs
Cap Expenditures
Reserve	4,534	4,670	4,810	4,954	5,103	5,256	5,414	5,576	5,744	5,916	6,093

Total Leasing & Capital Costs	4,534	4,670	4,810	4,954	5,103	5,256	5,414	5,576	5,744	5,916	6,093

Cash Flow Before Debt Service & Taxes	$226,465	$226,330	$226,190	$226,046	$225,897	$225,744	$225,586	$225,424	$225,256	$225,084	$224,907

105

Tractor Supply

Discounted Cash Flow Analysis - Scenario 2

As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	7.75%
Year 1	Dec-14	$226,465		$210,176
Year 2	Dec-15	226,330		194,943
Year 3	Dec-16	226,190		180,810
Year 4	Dec-17	226,046		167,698
Year 5	Dec-18	225,897		155,534
Year 6	Dec-19	225,744		144,249
Year 7	Dec-20	225,586		133,780
Year 8	Dec-21	225,424		124,069
Year 9	Dec-22	225,256		115,059
Year 10	Dec-23	225,084		106,702

Total Cash Flow		$2,258,022		$1,533,019
Property Resale @ 7.50%		3,018,400		1,430,883

Total Property Present Value				$2,963,901

Rounded				$2,960,000

Per Square Foot				$130.57

106

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Tractor Supply	N/A	Macedon	NY	29,508	$1,316,000	$44.60	Under Contract	$95,475	7.25%
Tractor Supply	N/A	South Hill	VA	19,097	$3,130,000	$163.90	6/24/2013	$219,997	7.03%
Tractor Supply	N/A	Monticello	FL	19,097	$2,821,428	$147.74	6/20/2013	$197,463	7.00%
Tractor Supply	1649 Columbia Tpke	Castleton On Hudson	NY	34,000	$3,548,000	$104.35	4/3/2013	$313,998	8.85%
Tractor Supply	142 Mckinley Rd	Beaver Falls	PA	19,097	$2,622,000	$137.30	12/27/2012	$209,760	8.00%
Tractor Supply	90 Marketplace Dr	Newnan	GA	19,097	$3,943,000	$206.47	11/21/2012	$279,953	7.10%
Tractor Supply Company	58 Williams Dr	Spencer	WV	19,127	$2,945,000	$153.97	11/20/2012	$209,979	7.13%
Tractor Supply	276 S Hwy 16	Denver	NC	19,097	$4,209,250	$220.41	4/3/2012	$331,689	7.88%
Tractor Supply	1266 Highway 641 S	Paris	TN	22,670	$2,250,000	$99.25	12/21/2011	$189,675	8.43%
Tractor Supply Company	66-68 Newton St	Greenfield	MA	19,097	$3,350,000	$175.42	3/31/2011	$251,250	7.50%
Min						$44.60			7.00%
Max						$220.41			8.85%
Average						$145.34			7.62%
Concluded Range of Price PSF				$100.00 to $150.00 per square foot

107

PT1016 – Sherwin-Williams – Ashtabula, OH

108

BASIC INFORMATION
Property Name:	Sherwin-Williams	Report Type:	Restricted Appraisal Report
Address:	2375 West Prospect Rd.	Interest Appraised:	Leased Fee
City:	Ashtabula	Value Premise:	Market Value
State:	OH	Date of Value- “As Is”:	December 31, 2013
County:	Ashtabula	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	44004	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	2.38	Frontage:	Average
Gross Land Area (sf):	103,673	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Irregular
FEMA Community Map #:	390010 0155D	Location Rating:	Average
FEMA Map Date:	12/18/2007	Number of Parking Spaces:	20
		Parking Ratio (per 1,000 SF):	3.70
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2003
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	5,400	Condition Rating:	Average
Net Rentable Area (sf):	5,400	Actual Age (years):	11
# of Buildings:	1	Tenant:	Sherwin-Williams
# of Stories:	1	Land to Building Ratio:	19.20

TAX/ZONING INFORMATION
Parcel ID Number(s):	48-010-00-021-00	Zoning Municipality:	Saybrook Township
Taxing Authority/Jurisdiction:	Ashtabula County	Current Zoning:	C1, Commercial
Current Tax Year	2012	Current Use = Permitted Use:	Yes
Current Assessed Value:	$112,570	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$7,101	Zoning Change Applied For:	No
Taxes per sf of NRA:	$1.31	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Sherwin-Williams	Current Rent $/sf:	$11.61
Tenant S&P Rating:	A	Rent Bump Date:	May 1, 2019
Lease Expiration:	April 30, 2024	Rent at Bump Date $/sf:	$12.77
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	None
	Landlord pays CapEx
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$880,000
Sales Comparison Approach:	$145.00 to $175.00 per square foot	Value PSF of NRA:	$162.96
Income Capitalization Approach:
Direct Capitalization	$880,000	Exposure Time:	6-9 months
Overall Capitalization Rate:	7.00%
		Market Rent $/sf:	$12.50
		Contract Rent $/sf:	$11.61

109

Sherwin-Williams

Direct Capitalization Approach

As of December 31, 2013

	Amount	PSF
Potential Gross Revenue
Rental Revenue	$62,700	$11.61
Expense Reimbursement Revenue	16,764	3.10

Total Potential Gross Revenue	$79,464	$14.72

Vacancy Loss	$0	$0.00
Collection Loss	0	0.00

Effective Gross Income	$79,464	$14.72

Operating Expenses
CAM	$9,450	$1.75
Real Estate Taxes	7,314	1.35

Total Operating Expenses	$16,764	$3.10

Capital Reserves	$1,080	0.20

Net Operating Income	$61,620	$11.41

Overall Capitalization Rate		7.00%

Indicated Property Value	$880,286	$163.02

Less: Capital Expenditures	$0	$0.00

Indicated Property Value (Rounded)	$880,000	$162.96

110

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Sherwin Williams	1747 W 5th St	Eureka	MO	5,000	$1,375,000	$275.00	6/20/2013	$103,950	7.56%
Sherwin Williams	9425 S Delaware Ave	Tulsa	OK	4,100	$1,007,500	$245.73	12/5/2012	$70,525	7.00%
Sherwin Williams	1171 E Sumner St	Hartford	WI	4,020	$750,000	$186.57	9/14/2012	$52,500	7.00%
Sherwin Williams	2280 Cooper Foster Park Rd	Lorain	OH	5,000	$1,045,000	$209.00	6/13/2012	$75,763	7.25%
Sherwin Williams	2940 S Arlington Rd	Akron	OH	6,240	$862,000	$138.14	4/27/2012	$66,805	7.75%
Sherwin Williams	2208 W Washington St	Stephenville	TX	5,501	$880,000	$159.97	3/27/2012	$66,000	7.50%
Sherwin Williams	720 High St	Wadsworth	OH	5,016	$1,200,000	$239.23	12/29/2011	$99,240	8.27%
Sherwin Williams	18179 NE Halsey St	Portland	OR	4,425	$1,575,000	$355.93	10/24/2011	$102,375	6.50%
Sherwin Williams	2033 W Eisenhower Blvd	Loveland	CO	6,000	$1,260,000	$210.00	9/14/2011	$88,200	7.00%
Min						$138.14			6.50%
Max						$355.93			8.27%
Average						$224.40			7.31%
Concluded Range of Price PSF			$145.00 to $175.00 per square foot

111

PT1017 – Sherwin-Williams – Boardman, OH

112

BASIC INFORMATION
Property Name:	Sherwin-Williams	Report Type:	Restricted Appraisal Report
Address:	4040 South Ave.	Interest Appraised:	Leased Fee
City:	Boardman	Value Premise:	Market Value
State:	OH	Date of Value- “As Is”:	December 31, 2013
County:	Mahoning	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	44512	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.10	Frontage:	Average
Gross Land Area (sf):	47,916	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	390367 0217D	Location Rating:	Average
FEMA Map Date:	11/18/2009	Number of Parking Spaces:	18
		Parking Ratio (per 1,000 SF):	3.00
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2003
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	6,000	Condition Rating:	Average
Net Rentable Area (sf):	6,000	Actual Age (years):	11
# of Buildings:	1	Tenant:	Sherwin-Williams
# of Stories:	1	Land to Building Ratio:	7.99

TAX/ZONING INFORMATION
Parcel ID Number(s):	29-011-0-002.06-0	Zoning Municipality:	Boardman Township
Taxing Authority/Jurisdiction:	Mahoning County	Current Zoning:	C, Commercial
Current Tax Year	2012	Current Use = Permitted Use:	Yes
Current Assessed Value:	$126,080	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$8,807	Zoning Change Applied For:	No
Taxes per sf of NRA:	$1.47	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Sherwin-Williams	Current Rent $/sf:	$12.56
Tenant S&P Rating:	A	Rent Bump Date:	March 1, 2019
Lease Expiration:	February 29, 2024	Rent at Bump Date $/sf:	$13.81
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	None
	Landlord pays CapEx
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$1,060,000
Sales Comparison Approach:	$165.00 to $200.00 per square foot	Value PSF of NRA:	$176.67
Income Capitalization Approach:
Direct Capitalization	$1,060,000	Exposure Time:	6-9 months
Overall Capitalization Rate:	7.00%
		Market Rent $/sf:	$13.50
		Contract Rent $/sf:	$12.56

113

Sherwin-Williams

Direct Capitalization Approach

As of December 31, 2013

	Amount	PSF
Potential Gross Revenue
Rental Revenue	$75,348	$12.56
Expense Reimbursement Revenue	19,571	3.26

Total Potential Gross Revenue	$94,919	$15.82

Vacancy Loss	$0	$0.00
Collection Loss	0	0.00

Effective Gross Income	$94,919	$15.82

Operating Expenses
CAM	$10,500	$1.75
Real Estate Taxes	9,071	1.51

Total Operating Expenses	$19,571	$3.26

Capital Reserves	$1,200	0.20

Net Operating Income	$74,148	$12.36

Overall Capitalization Rate		7.00%

Indicated Property Value	$1,059,257	$176.54

Less: Capital Expenditures	$0	$0.00

Indicated Property Value (Rounded)	$1,060,000	$176.67

114

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Sherwin Williams	1747 W 5th St	Eureka	MO	5,000	$1,375,000	$275.00	6/20/2013	$103,950	7.56%
Sherwin Williams	9425 S Delaware Ave	Tulsa	OK	4,100	$1,007,500	$245.73	12/5/2012	$70,525	7.00%
Sherwin Williams	1171 E Sumner St	Hartford	WI	4,020	$750,000	$186.57	9/14/2012	$52,500	7.00%
Sherwin Williams	2280 Cooper Foster Park Rd	Lorain	OH	5,000	$1,045,000	$209.00	6/13/2012	$75,763	7.25%
Sherwin Williams	2940 S Arlington Rd	Akron	OH	6,240	$862,000	$138.14	4/27/2012	$66,805	7.75%
Sherwin Williams	2208 W Washington St	Stephenville	TX	5,501	$880,000	$159.97	3/27/2012	$66,000	7.50%
Sherwin Williams	720 High St	Wadsworth	OH	5,016	$1,200,000	$239.23	12/29/2011	$99,240	8.27%
Sherwin Williams	18179 NE Halsey St	Portland	OR	4,425	$1,575,000	$355.93	10/24/2011	$102,375	6.50%
Sherwin Williams	2033 W Eisenhower Blvd	Loveland	CO	6,000	$1,260,000	$210.00	9/14/2011	$88,200	7.00%
Min						$138.14			6.50%
Max						$355.93			8.27%
Average						$224.40			7.31%
Concluded Range of Price PSF			$165.00 to $200.00 per square foot

115

PT1018 – Sherwin-Williams – Angola, IN

116

BASIC INFORMATION
Property Name:	Sherwin-Williams	Report Type:	Restricted Appraisal Report
Address:	1902 North Wayne St.	Interest Appraised:	Leased Fee
City:	Angola	Value Premise:	Market Value
State:	IN	Date of Value- “As Is”:	December 31, 2013
County:	Steuben	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	46703	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	.79	Frontage:	Average
Gross Land Area (sf):	34,412	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	180244 0165E	Location Rating:	Average
FEMA Map Date:	12/17/2013	Number of Parking Spaces:	21
		Parking Ratio (per 1,000 SF):	4.19
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2001
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	5,010	Condition Rating:	Average
Net Rentable Area (sf):	5,010	Actual Age (years):	13
# of Buildings:	1	Tenant:	Sherwin-Williams
# of Stories:	1	Land to Building Ratio:	6.87

TAX/ZONING INFORMATION
Parcel ID Number(s):	760614430106010000	Zoning Municipality:	City of Angola
Taxing Authority/Jurisdiction:	Steuben County	Current Zoning:	C1, Small to Medium General Commercial
Current Tax Year	2012	Current Use = Permitted Use:	Yes
Current Assessed Value:	$391,300	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$8,323	Zoning Change Applied For:	No
Taxes per sf of NRA:	$1.66	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Sherwin-Williams	Current Rent $/sf:	$18.08
Tenant S&P Rating:	A	Rent Bump Date:	April 1, 2020
Lease Expiration:	March 31, 2025	Rent at Bump Date $/sf:	$20.07
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	None
	Landlord pays CapEx
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$1,280,000
Sales Comparison Approach:	$235.00 to $285.00 per square foot	Value PSF of NRA:	$255.49
Income Capitalization Approach:
Direct Capitalization	$1,280,000	Exposure Time:	6-9 months
Overall Capitalization Rate:	7.00%
		Market Rent $/sf:	$18.50
		Contract Rent $/sf:	$18.08
117

Sherwin-Williams

Direct Capitalization Approach

As of December 31, 2013

	Amount	PSF
Potential Gross Revenue
Rental Revenue	$90,576	$18.08
Expense Reimbursement Revenue	17,341	3.46

Total Potential Gross Revenue	$107,917	$21.54

Vacancy Loss	$0	$0.00
Collection Loss	0	0.00

Effective Gross Income	$107,917	$21.54

Operating Expenses
CAM	$8,768	$1.75
Real Estate Taxes	8,573	1.71

Total Operating Expenses	$17,341	$3.46

Capital Reserves	$1,002	0.20

Net Operating Income	$89,574	$17.88

Overall Capitalization Rate		7.00%

Indicated Property Value	$1,279,629	$255.41

Less: Capital Expenditures	$0	$0.00

Indicated Property Value (Rounded)	$1,280,000	$255.49

118

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Sherwin Williams	1747 W 5th St	Eureka	MO	5,000	$1,375,000	$275.00	6/20/2013	$103,950	7.56%
Sherwin Williams	9425 S Delaware Ave	Tulsa	OK	4,100	$1,007,500	$245.73	12/5/2012	$70,525	7.00%
Sherwin Williams	1171 E Sumner St	Hartford	WI	4,020	$750,000	$186.57	9/14/2012	$52,500	7.00%
Sherwin Williams	2280 Cooper Foster Park Rd	Lorain	OH	5,000	$1,045,000	$209.00	6/13/2012	$75,763	7.25%
Sherwin Williams	2940 S Arlington Rd	Akron	OH	6,240	$862,000	$138.14	4/27/2012	$66,805	7.75%
Sherwin Williams	2208 W Washington St	Stephenville	TX	5,501	$880,000	$159.97	3/27/2012	$66,000	7.50%
Sherwin Williams	720 High St	Wadsworth	OH	5,016	$1,200,000	$239.23	12/29/2011	$99,240	8.27%
Sherwin Williams	18179 NE Halsey St	Portland	OR	4,425	$1,575,000	$355.93	10/24/2011	$102,375	6.50%
Sherwin Williams	2033 W Eisenhower Blvd	Loveland	CO	6,000	$1,260,000	$210.00	9/14/2011	$88,200	7.00%
Min						$138.14			6.50%
Max						$355.93			8.27%
Average						$224.40			7.31%
Concluded Range of Price PSF			$235.00 to $285.00 per square foot

119

PT1019 – Apria Healthcare – Indianapolis, IN

120

BASIC INFORMATION
Property Name:	Apria Healthcare	Report Type:	Restricted Appraisal Report
Address:	7353 Company Dr.	Interest Appraised:	Leased Fee
City:	Indianapolis	Value Premise:	Market Value
State:	IN	Date of Value- “As Is”:	December 31, 2013
County:	Marion	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	46237	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	At the time of sale, the transaction was at or near market levels. To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	8.81	Frontage:	Average
Gross Land Area (sf):	383,764	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Irregular
FEMA Community Map #:	108159 0262F	Location Rating:	Average
FEMA Map Date:	7/5/2005	Number of Parking Spaces:	446
		Parking Ratio (per 1,000 SF):	5.39
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Office/Warehouse	Year Built:	1993
Property Subtype:	Net Leased	Last Major Renovation:	2010
Gross Building Area (sf):	82,750	Condition Rating:	Average
Net Rentable Area (sf):	82,750	Actual Age (years):	21
# of Buildings:	1	Tenant:	Apria Healthcare
# of Stories:	1	Land to Building Ratio:	4.64

TAX/ZONING INFORMATION
Parcel ID Number(s):	3011473	Zoning Municipality:	City of Indianapolis
Taxing Authority/Jurisdiction:	Marion County	Current Zoning:	I2S, Light Industrial Suburban
Current Tax Year	2012	Current Use = Permitted Use:	Yes
Current Assessed Value:	$4,554,800	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$139,371	Zoning Change Applied For:	No
Taxes per sf of NRA:	$1.68	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for industrial development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Apria Healthcare	Current Rent $/sf:	$6.84
Tenant S&P Rating:	B+	Rent Bump Date:	March 1, 2014
Lease Expiration:	February 28, 2015	Rent at Bump Date $/sf:	$7.00
Expense Recovery:	NNN: Tenant pays all Operating, RE Taxes and CapEx	Comment:	New lease out for signature that extends lease to 2/28/2020 with rent at $6.42/sf for year 1 and increasing 2% per year.
Occupancy:	100%		Our analysis incorporates a speculative renewal after the
			base term expires in February 2015, as it is unknown
			whether the aforementioned extension will be executed.

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$5,480,000
Sales Comparison Approach:	$60.00 to $70.00 per square foot	Value PSF of NRA:	$66.22
Income Capitalization Approach:
Discounted Cash Flow:	$5,480,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	9.00%
Discount Rate:	9.50%	Market Rent $/sf:	$6.50
Market Rent Growth:	3.00%	Contract Rent $/sf:	$6.84
Expense Growth:	3.00%

121

DISCOUNTED CASH FLOW ASSUMPTIONS

General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$0

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	9.50%
Terminal Capitalization Rate:	9.00%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$5,480,000
Value PSF of NRA:	$66.22

Market Leasing Assumptions
Flex
Market Rent $/sf:	$6.50
Rent Escalations:	2% Annually
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$15.00
Tenant Improvements-Renewal $/sf:	$5.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

122

Apria Healthcare

Schedule of Prospective Cash Flow

In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$577,043	$558,217	$559,551	$570,742	$582,157	$593,800	$605,676	$617,790	$630,146	$642,749	$655,604
Absorption & Turnover Vacancy	0	(184,670)	0	0	0	0	0	0	0	0	0

Scheduled Base Rental Revenue	577,043	373,547	559,551	570,742	582,157	593,800	605,676	617,790	630,146	642,749	655,604
Expense Reimbursement Revenue	304,914	200,851	305,926	315,104	324,557	334,293	344,323	354,652	365,291	376,250	387,538

Total Potential Gross Revenue	881,957	574,398	865,477	885,846	906,714	928,093	949,999	972,442	995,437	1,018,999	1,043,142

Effective Gross Revenue	881,957	574,398	865,477	885,846	906,714	928,093	949,999	972,442	995,437	1,018,999	1,043,142

Operating Expenses
CAM	144,813	149,157	153,632	158,241	162,988	167,877	172,914	178,101	183,444	188,947	194,616
Real Estate Taxes	143,552	147,859	152,294	156,863	161,569	166,416	171,409	176,551	181,847	187,303	192,922
Capital Reserves	16,550	17,047	17,558	18,085	18,627	19,186	19,762	20,354	20,965	21,594	22,242

Total Operating Expenses	304,915	314,063	323,484	333,189	343,184	353,479	364,085	375,006	386,256	397,844	409,780

Net Operating Income	577,042	260,335	541,993	552,657	563,530	574,614	585,914	597,436	609,181	621,155	633,362

Leasing & Capital Costs
Tenant Improvements	0	681,860	0	0	0	0	0	0	0	0	0
Leasing Commissions	0	109,193	0	0	0	0	0	0	0	0	0

Total Leasing & Capital Costs	0	791,053	0	0	0	0	0	0	0	0	0

Cash Flow Before Debt Service & Taxes	$577,042	$(530,718)	$541,993	$552,657	$563,530	$574,614	$585,914	$597,436	$609,181	$621,155	$633,362

123

Apria Healthcare

Discounted Cash Flow Analysis

As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	9.50%
Year 1	Dec-14	$577,042		$526,979
Year 2	Dec-15	(530,718)		(442,625)
Year 3	Dec-16	541,993		412,811
Year 4	Dec-17	552,657		384,414
Year 5	Dec-18	563,530		357,970
Year 6	Dec-19	574,614		333,343
Year 7	Dec-20	585,914		310,410
Year 8	Dec-21	597,436		289,054
Year 9	Dec-22	609,181		269,165
Year 10	Dec-23	621,155		250,645

Total Cash Flow		$4,692,804		$2,692,166
Property Resale @ 9.00%		6,896,608		2,782,879

Total Property Present Value				$5,475,045

Rounded				$5,480,000

Per Square Foot				$66.22

124

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Prudhomme Park	485 Southpoint Cir	Brownsburg	IN	41,000	$2,200,000	$53.66	9/16/2013	N/A	N/A
Acutronic USA, Inc.	700 Waterfront Dr	Pittsburgh	PA	53,183	$5,100,000	$95.90	6/13/2013	$437,070	8.57%
Questar Assessment	14720 Energy Way & 5550 Upper 147th St W	Apple Valley	MN	103,155	$7,000,000	$67.86	6/6/2013	$777,700	11.11%
525 Congressional Boulevard	525 Congressional Blvd	Carmel	IN	47,250	$2,700,000	$57.14	3/22/2013	N/A	N/A
Central Restaurant Products	7750 Georgetown Rd	Indianapolis	IN	102,943	$5,600,000	$54.40	7/9/2012	N/A	N/A
Best USA	65 Inverness Dr E	Englewood	CO	50,559	$4,038,385	$79.87	7/6/2011	$323,071	8.00%
Metro Park North Building	3001 SE Convenience Blvd	Ankeny	IA	62,250	$5,000,000	$80.32	Listing	$520,000	10.40%
2 Property Portfolio	1185 & 1187 Northfield Dr	Brownsburg	IN	83,249	$5,200,000	$62.46	Listing	N/A	N/A
Kenny Bernstein Racing	474 Southpoint Cir	Brownsburg	IN	41,851	$3,495,000	$83.51	Listing	N/A	N/A
BuzTronics	4343 W 62nd St	Indianapolis	IN	63,490	$3,250,000	$51.19	Listing	N/A	N/A
Min						$51.19			8.00%
Max						$95.90			11.11%
Average						$68.63			9.52%
Concluded Range of Price PSF				$60.00 to $70.00 per square foot

125

PT1020 – Gander Mountain – Houston, TX

126

BASIC INFORMATION
Property Name:	Gander Mountain	Report Type:	Restricted Appraisal Report
Address:	19820 Hempstead Rd.	Interest Appraised:	Leased Fee
City:	Houston	Value Premise:	Market Value
State:	TX	Date of Value- “As Is”:	December 31, 2013
County:	Harris	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	77065	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	8.17	Frontage:	Good
Gross Land Area (sf):	355,885	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Good
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	480287 0440L	Location Rating:	Good
FEMA Map Date:	6/18/2007	Number of Parking Spaces:	404
		Parking Ratio (per 1,000 SF):	4.57
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2004
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	88,492	Condition Rating:	Good
Net Rentable Area (sf):	88,492	Actual Age (years):	10
# of Buildings:	1	Tenant:	Gander Mountain
# of Stories:	1	Land to Building Ratio:	4.02

TAX/ZONING INFORMATION
Parcel ID Number(s):	126-261-001-0001	Zoning Municipality:	N/A
Taxing Authority/Jurisdiction:	Harris County & Cypress-Fairbanks ISD	Current Zoning:	N/A
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$5,405,008	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$152,007	Zoning Change Applied For:	No
Taxes per sf of NRA:	$1.72	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Gander Mountain	Current Rent $/sf:	$12.95
Tenant S&P Rating:	Not Rated	Rent Bump Date:	November 1, 2014
Lease Expiration:	October 31, 2019	Rent at Bump Date $/sf:	$13.45
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	None
	Landlord pays CapEx
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$14,510,000
Sales Comparison Approach:	$120.00 to $160.00 per square foot	Value PSF of NRA:	$163.97
Income Capitalization Approach:
Discounted Cash Flow:	$14,510,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.25%
Discount Rate:	8.50%	Market Rent $/sf:	$13.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$12.95
Expense Growth:	3.00%

127

DISCOUNTED CASH FLOW ASSUMPTIONS

General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$17,698

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	8.50%
Terminal Capitalization Rate:	8.25%
Basis Point Spread over OAR:	0.50%
Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$14,510,000
Value PSF of NRA:	$163.97

Market Leasing Assumptions
Retail
Market Rent $/sf:	$13.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$15.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

128

Gander Mountain

Schedule of Prospective Cash Flow

In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$1,153,350	$1,190,220	$1,190,220	$1,190,220	$1,190,220	$1,226,071	$1,373,633	$1,373,633	$1,373,633	$1,373,633	$1,373,633
Absorption & Turnover Vacancy						(333,406)	(114,469)

Scheduled Base Rental Revenue	1,153,350	1,190,220	1,190,220	1,190,220	1,190,220	892,665	1,259,164	1,373,633	1,373,633	1,373,633	1,373,633

Expense Reimbursement Revenue
CAM	154,861	159,507	164,292	169,221	174,297	134,645	169,503	190,459	196,173	202,058	208,120
RE Tax	152,007	156,567	161,264	166,102	171,085	132,163	166,379	186,949	192,558	198,335	204,285

Total Reimbursement Revenue	306,868	316,074	325,556	335,323	345,382	266,808	335,882	377,408	388,731	400,393	412,405

Total Potential Gross Revenue	1,460,218	1,506,294	1,515,776	1,525,543	1,535,602	1,159,473	1,595,046	1,751,041	1,762,364	1,774,026	1,786,038

Effective Gross Revenue	1,460,218	1,506,294	1,515,776	1,525,543	1,535,602	1,159,473	1,595,046	1,751,041	1,762,364	1,774,026	1,786,038

Operating Expenses
CAM	154,861	159,507	164,292	169,221	174,297	179,526	184,912	190,459	196,173	202,058	208,120
RE Tax	152,007	156,567	161,264	166,102	171,085	176,218	181,504	186,949	192,558	198,335	204,285

Total Operating Expenses	306,868	316,074	325,556	335,323	345,382	355,744	366,416	377,408	388,731	400,393	412,405

Net Operating Income	1,153,350	1,190,220	1,190,220	1,190,220	1,190,220	803,729	1,228,630	1,373,633	1,373,633	1,373,633	1,373,633

Leasing & Capital Costs
Tenant Improvements							475,488
Leasing Commissions							$253,435
Cap Expenditures			7,800
Reserve	17,698	18,229		19,340	19,920	20,517	21,133	21,767	22,420	23,092	23,785

Total Leasing & Capital Costs	17,698	18,229	7,800	19,340	19,920	20,517	750,056	21,767	22,420	23,092	23,785

Cash Flow Before Debt Service & Taxes	$1,135,652	$1,171,991	$1,182,420	$1,170,880	$1,170,300	$783,212	$478,574	$1,351,866	$1,351,213	$1,350,541	$1,349,848

129

Gander Mountain

Discounted Cash Flow Analysis

As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	8.50%
Year 1	Dec-14	$1,135,652		$1,046,684
Year 2	Dec-15	1,171,991		995,554
Year 3	Dec-16	1,182,420		925,726
Year 4	Dec-17	1,170,880		844,877
Year 5	Dec-18	1,170,300		778,303
Year 6	Dec-19	783,212		480,066
Year 7	Dec-20	478,574		270,359
Year 8	Dec-21	1,351,866		703,875
Year 9	Dec-22	1,351,213		648,420
Year 10	Dec-23	1,350,541		597,325

Total Cash Flow		$11,146,649		$7,291,188
Property Resale @ 8.25%		16,317,095		7,216,813

Total Property Present Value				$14,508,001

Rounded				$14,510,000

Per Square Foot				$163.97

130

Comparable Sales
				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Big Box Store	Confidential	Confidential	Confidential	52,000	$10,300,000	$198.08	4Q 2013	$790,010	7.67%
Big Box Store	Confidential	Confidential	Confidential	68,000	$12,500,000	$183.82	4Q 2013	$958,750	7.67%
Gander Mountain	20870 Rogers Dr	Rogers	MN	46,089	$6,000,000	$130.18	11/25/2013	$519,600	8.66%
Floor & Decor Outlets	17211 N I-45	Houston	TX	109,000	$6,219,000	$57.06	10/31/2013	$528,615	8.50%
Gander Mountain	2890 Acquest Ave SE	Grand Rapids	MI	33,032	$3,350,000	$101.42	9/24/2013	$284,750	8.50%
Gander Mountain	1523 Vann Dr	Jackson	TN	65,000	$8,000,000	$123.08	9/18/2013	$684,800	8.56%
Gander Mountain	5038 Miller Rd	Flint	MI	65,293	$7,200,000	$110.27	9/16/2013	$619,200	8.60%
Academy Sports & Outdoors	4627 E Sam Houston Pky S	Pasadena	TX	87,117	$11,325,000	$130.00	12/17/2012	$792,750	7.00%
Gander Mountain	2301 Earl Rudder Fwy S	College Station	TX	67,753	$9,300,000	$137.26	2/2/2012	$883,500	9.50%
Min						$57.06			7.00%
Max						$198.08			9.50%
Average						$130.13			8.47%
Concluded Range of Price PSF		$120.00 to $160.00 per square foot

131

PT1021 – CVS – Lago Vista, TX

132

BASIC INFORMATION
Property Name:	CVS	Report Type:	Restricted Appraisal Report
Address:	20601 FM 1431	Interest Appraised:	Leased Fee
City:	Lago Vista	Value Premise:	Market Value
State:	TX	Date of Value- “As Is”:	December 31, 2013
County:	Travis	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	78645	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	2.74	Frontage:	Average
Gross Land Area (sf):	119,354	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	481588 0205H	Location Rating:	Average
FEMA Map Date:	9/26/2008	Number of Parking Spaces:	76
		Parking Ratio (per 1,000 SF):	5.39
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2005
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	14,097	Condition Rating:	Average
Net Rentable Area (sf):	14,097	Actual Age (years):	9
# of Buildings:	1	Tenant:	CVS
# of Stories:	1	Land to Building Ratio:	8.47

TAX/ZONING INFORMATION
Parcel ID Number(s):	01807602300000	Zoning Municipality:	City of Lago Vista
Taxing Authority/Jurisdiction:	Travis County	Current Zoning:	PDD, Planned Development District
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$2,242,120	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$60,394	Zoning Change Applied For:	No
Taxes per sf of NRA:	$4.28	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	CVS	Current Rent $/sf:	$26.82
Tenant S&P Rating:	BBB+	Rent Bump Date:	None
Lease Expiration:	January 31, 2031	Rent at Bump Date $/sf:	None
Expense Recovery:	NNN: Tenant pays all Operating, RE Taxes	Comment:	None
	and CapEx
Occupancy:	100%

VALUATION SUMMARY
Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$6,300,000
Sales Comparison Approach:	$430.00 to $470.00 per square foot	Value PSF of NRA:	$446.90
Income Capitalization Approach:
Direct Capitalization	$6,300,000	Exposure Time:	6-9 months
Overall Capitalization Rate:	6.00%
		Market Rent $/sf:	$27.00
		Contract Rent $/sf:	$26.82

133

CVS

Direct Capitalization Approach

As of December 31, 2013

	Amount	PSF
Potential Gross Revenue
Rental Revenue	$378,133	$26.82
Expense Reimbursement Revenue	87,883	6.23

Total Potential Gross Revenue	$466,016	$33.06

Vacancy Loss	$0	$0.00
Collection Loss	0	0.00

Effective Gross Income	$466,016	$33.06

Operating Expenses
CAM	$24,670	$1.75
Real Estate Taxes	60,394	4.28
Capital Reserves	2,819	0.20

Total Operating Expenses	$87,883	$6.23

Net Operating Income	$378,133	$26.82

Overall Capitalization Rate		6.00%

Indicated Property Value	$6,302,216	$447.06

Less: Capital Expenditures	$0	$0.00

Indicated Property Value (Rounded)	$6,300,000	$446.90

134

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
CVS	4001 W William Cannon Dr	Austin	TX	12,900	$7,429,250	$575.91	7/23/2013	$386,321	5.20%
CVS	7740 N Cortaro Farms Rd	Marana	AZ	14,419	$5,967,280	$413.85	7/12/2013	$535,265	8.97%
CVS	331 Superior Ave	Bogalusa	LA	11,945	$4,800,000	$401.84	1/2/2013	$320,160	6.67%
CVS	934 E Irving Blvd	Irving	TX	10,908	$3,917,557	$359.15	10/2/2012	$256,600	6.55%
CVS	10222 East Fwy	Houston	TX	13,013	$4,936,932	$379.38	7/16/2012	$320,901	6.50%
CVS	2323 W Illinois Ave	Dallas	TX	13,775	$5,830,000	$423.23	5/15/2012	$469,315	8.05%
CVS	810 W Pioneer Pky	Grand Prairie	TX	13,140	$4,370,000	$332.57	4/5/2012	$345,230	7.90%
CVS	930 N Belt Hwy	Saint Joseph	MO	13,000	$4,866,335	$374.33	4/3/2012	$312,419	6.42%
CVS	930 N Belt Hwy	Saint Joseph	MO	13,000	$4,100,000	$315.38	12/15/2011	$330,050	8.05%
Min						$315.38			5.20%
Max						$575.91			8.97%
Average						$397.29			7.15%
Concluded Range of Price PSF			$430.00 to $470.00 per square foot

135

PT1022 – Rite Aid – Hayes, VA

136

BASIC INFORMATION
Property Name:	Rite Aid	Report Type:	Restricted Appraisal Report
Address:	2460 George Washington Mem Hwy	Interest Appraised:	Leased Fee
City:	Hayes	Value Premise:	Market Value
State:	VA	Date of Value- “As Is”:	December 31, 2013
County:	Gloucester	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	23072	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	2.80	Frontage:	Good
Gross Land Area (sf):	121,968	Access:	Good
Excess Land Area (Acres):	0.0	Site Visibility:	Good
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	510071 0195D	Location Rating:	Good
FEMA Map Date:	9/17/2010	Number of Parking Spaces:	77
		Parking Ratio (per 1,000 SF):	5.57
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2004
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	13,813	Condition Rating:	Good
Net Rentable Area (sf):	13,813	Actual Age (years):	10
# of Buildings:	1	Tenant:	Rite Aid
# of Stories:	1	Land to Building Ratio:	8.83

TAX/ZONING INFORMATION
Parcel ID Number(s):	266890	Zoning Municipality:	Gloucester County
Taxing Authority/Jurisdiction:	Gloucester County	Current Zoning:	B1, Business
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	2532200	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	16459.3	Zoning Change Applied For:	No
Taxes per sf of NRA:	$1.19	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Rite Aid	Current Rent $/sf:	$23.16
Tenant S&P Rating:	B-	Rent Bump Date:	None
Lease Expiration:	October 26, 2024	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	None
	Landlord pays CapEx
Occupancy:	100%

VALUATION SUMMARY
Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$3,960,000
Sales Comparison Approach:	$265.00 to $310.00 per square foot	Value PSF of NRA:	$286.69
Income Capitalization Approach:
Direct Capitalization	$3,960,000	Exposure Time:	6-9 months
Overall Capitalization Rate:	8.00%
		Market Rent $/sf:	$25.00
		Contract Rent $/sf:	$23.16

137

Rite Aid

Direct Capitalization Approach

As of December 31, 2013

	Amount	PSF
Potential Gross Revenue
Rental Revenue	$319,950	$23.16
Expense Reimbursement Revenue	41,126	2.98

Total Potential Gross Revenue	$361,076	$26.14

Vacancy Loss	$0	$0.00
Collection Loss	0	0.00

Effective Gross Income	$361,076	$26.14

Operating Expenses
CAM	$24,173	$1.75
Real Estate Taxes	16,953	1.23

Total Operating Expenses	$41,126	$2.98

Capital Reserves	$2,763	0.20

Net Operating Income	$317,187	$22.96

Overall Capitalization Rate		8.00%

Indicated Property Value	$3,964,843	$287.04

Less: Capital Expenditures	$0	$0.00

Indicated Property Value (Rounded)	$3,960,000	$286.69

138

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Rite Aid	335 Crystal Ln	Strasburg	VA	11,280	$1,975,000	$175.09	9/16/2013	$162,938	8.25%
Rite Aid	1080 S West End Blvd	Quakertown	PA	14,564	$6,375,000	$437.72	7/10/2013	$494,063	7.75%
Rite Aid	101 E Fleming Dr	Morganton	NC	10,908	$3,200,000	$293.36	9/9/2013	$256,000	8.00%
Rite-Aid	1808 Salem Rd	Virginia Beach	VA	13,813	$4,100,000	$296.82	4/17/2013	$358,750	8.75%
Walgreens	2819 Nolensville Pike	Nashville	TN	12,743	$5,228,117	$410.27	3/29/2013	$313,164	5.99%
Rite Aid	330 River St	Cambridge	MA	13,777	$6,675,000	$484.50	2/29/2012	$440,550	6.60%
Rite Aid	840 S Military Hwy	Virginia Beach	VA	12,784	$3,712,752	$290.42	10/24/2012	$315,584	8.50%
Min						$175.09			5.99%
Max						$484.50			8.75%
Average						$341.17			7.69%
Concluded Range of Price PSF			$265.00 to $310.00 per square foot

139

PT1023 – Rite Aid – Spartanburg, SC

140

BASIC INFORMATION
Property Name:	Rite Aid	Report Type:	Restricted Appraisal Report
Address:	4010 Anderson Mill Rd.	Interest Appraised:	Leased Fee
City:	Spartanburg	Value Premise:	Market Value
State:	SC	Date of Value- “As Is”:	December 31, 2013
County:	Spartanburg	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	29301	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.41	Frontage:	Good
Gross Land Area (sf):	61,420	Access:	Good
Excess Land Area (Acres):	0.0	Site Visibility:	Good
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	451076 0242D	Location Rating:	Good
FEMA Map Date:	1/6/2011	Number of Parking Spaces:	56
		Parking Ratio (per 1,000 SF):	4.05
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2005
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	13,824	Condition Rating:	Very Good
Net Rentable Area (sf):	13,824	Actual Age (years):	9
# of Buildings:	1	Tenant:	Rite Aid
# of Stories:	1	Land to Building Ratio:	4.44

TAX/ZONING INFORMATION
Parcel ID Number(s):	032480-12-3	Zoning Municipality:	N/A
Taxing Authority/Jurisdiction:	Spartanburg County	Current Zoning:	N/A
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	2618000	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	51852	Zoning Change Applied For:	No
Taxes per sf of NRA:	$3.75	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Rite Aid	Current Rent $/sf:	$28.43
Tenant S&P Rating:	B-	Rent Bump Date:	None
Lease Expiration:	January 31, 2025	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	None
	Landlord pays CapEx
Occupancy:	100%

VALUATION SUMMARY
Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$4,870,000
Sales Comparison Approach:	$325.00 to $380.00 per square foot	Value PSF of NRA:	$352.29
Income Capitalization Approach:
Direct Capitalization	$4,870,000	Exposure Time:	6-9 months
Overall Capitalization Rate:	8.00%
		Market Rent $/sf:	$25.00
		Contract Rent $/sf:	$28.43

141

Rite Aid

Direct Capitalization Approach

As of December 31, 2013

	Amount	PSF
Potential Gross Revenue
Rental Revenue	$392,983	$28.43
Expense Reimbursement Revenue	77,600	5.61

Total Potential Gross Revenue	$470,583	$34.04

Vacancy Loss	$0	$0.00
Collection Loss	0	0.00

Effective Gross Income	$470,583	$34.04

Operating Expenses
CAM	$24,192	$1.75
Real Estate Taxes	53,408	3.86

Total Operating Expenses	$77,600	$5.61

Capital Reserves	$2,765	0.20

Net Operating Income	$390,218	$28.23

Overall Capitalization Rate		8.00%

Indicated Property Value	$4,877,727	$352.84

Less: Capital Expenditures	$0	$0.00

Indicated Property Value (Rounded)	$4,870,000	$352.29

142

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Rite Aid	501 N Harper St	Laurens	SC	10,200	$2,770,000	$271.57	10/24/2013	$248,192	8.96%
Rite Aid	101 E Fleming Dr	Morganton	NC	10,908	$3,200,000	$293.36	9/9/2013	$256,000	8.00%
Rite Aid	101 E Fleming Dr	Morganton	NC	10,908	$3,200,000	$293.36	9/9/2013	$256,000	8.00%
Rite Aid	501 N Harper St	Laurens	SC	10,200	$2,300,000	$225.49	7/10/2013	$207,690	9.03%
Rite Aid	841 S Main St	Graham	NC	13,824	$4,290,000	$310.33	6/7/2013	$396,825	9.25%
Rite Aid	2711 Jones Franklin Rd	Cary	NC	11,500	$2,472,500	$215.00	11/8/2012	$222,525	9.00%
Rite Aid	350 Main St	Pennsburg	PA	11,064	$7,805,737	$705.51	10/5/2012	$618,995	7.93%
Wawa/Rite Aid	664-668 Haddon Ave	Collingswood	NJ	9,800	$2,490,000	$254.08	2/28/2012	$196,212	7.88%
Min						$215.00			7.88%
Max						$705.51			9.25%
Average						$321.09			8.51%
Concluded Range of Price PSF				$325.00 to $380.00 per square foot

143

PT1024 – Rite Aid – Travelers Rest, SC

144

BASIC INFORMATION
Property Name:	Rite Aid	Report Type:	Restricted Appraisal Report
Address:	6414 State Park Rd.	Interest Appraised:	Leased Fee
City:	Travelers Rest	Value Premise:	Market Value
State:	SC	Date of Value- “As Is”:	December 31, 2013
County:	Greenville	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	26960	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.83	Frontage:	Average
Gross Land Area (sf):	79,715	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	450089 0325D	Location Rating:	Average
FEMA Map Date:	12/2/2004	Number of Parking Spaces:	73
		Parking Ratio (per 1,000 SF):	5.28
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2005
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	13,813	Condition Rating:	Good
Net Rentable Area (sf):	13,813	Actual Age (years):	9
# of Buildings:	1	Tenant:	Rite Aid
# of Stories:	1	Land to Building Ratio:	5.77

TAX/ZONING INFORMATION
Parcel ID Number(s):	1200004918077	Zoning Municipality:	City of Travelers Rest
Taxing Authority/Jurisdiction:	Greenville County	Current Zoning:	C-2, Commercial District
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$2,993,182	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$59,663	Zoning Change Applied For:	No
Taxes per sf of NRA:	$4.32	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Rite Aid	Current Rent $/sf:	$26.21
Tenant S&P Rating:	B-	Rent Bump Date:	None
Lease Expiration:	April 19, 2025	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	None
	Landlord pays CapEx
Occupancy:	100%

VALUATION SUMMARY
Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$4,490,000
Sales Comparison Approach:	$300.00 to $350.00 per square foot	Value PSF of NRA:	$325.06
Income Capitalization Approach:
Direct Capitalization	$4,490,000	Exposure Time:	6-9 months
Overall Capitalization Rate:	8.00%
		Market Rent $/sf:	$25.00
		Contract Rent $/sf:	$26.21

145

Rite Aid

Direct Capitalization Approach

As of December 31, 2013

	Amount	PSF
Potential Gross Revenue
Rental Revenue	$361,978	$26.21
Expense Reimbursement Revenue	85,626	6.20

Total Potential Gross Revenue	$447,604	$32.40

Vacancy Loss	$0	$0.00
Collection Loss	0	0.00

Effective Gross Income	$447,604	$32.40

Operating Expenses
CAM	$24,173	$1.75
Real Estate Taxes	61,453	4.45

Total Operating Expenses	$85,626	$6.20

Capital Reserves	$2,763	0.20

Net Operating Income	$359,215	$26.01

Overall Capitalization Rate		8.00%

Indicated Property Value	$4,490,192	$325.07

Less: Capital Expenditures	$0	$0.00

Indicated Property Value (Rounded)	$4,490,000	$325.06

146

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Rite Aid	501 N Harper St	Laurens	SC	10,200	$2,770,000	$271.57	10/24/2013	$248,192	8.96%
Rite Aid	101 E Fleming Dr	Morganton	NC	10,908	$3,200,000	$293.36	9/9/2013	$256,000	8.00%
Rite Aid	101 E Fleming Dr	Morganton	NC	10,908	$3,200,000	$293.36	9/9/2013	$256,000	8.00%
Rite Aid	3295 Centerville Hwy	Snellville	GA	10,594	$2,460,000	$232.21	8/8/2013	$184,500	7.50%
Rite Aid	501 N Harper St	Laurens	SC	10,200	$2,300,000	$225.49	7/10/2013	$207,690	9.03%
Rite Aid	1080 S West End Blvd	Quakertown	PA	14,564	$6,375,000	$437.72	7/10/2013	$494,063	7.75%
Rite Aid	2005 Maple St	Rome	GA	14,673	$5,152,100	$351.13	6/13/2013	$412,168	8.00%
Rite Aid	2711 Jones Franklin Rd	Cary	NC	11,500	$2,472,500	$215.00	11/8/2012	$222,525	9.00%
Min						$215.00			7.50%
Max						$437.72			9.03%
Average						$289.98			8.28%
Concluded Range of Price PSF				$300.00 to $350.00 per square foot

147

PT1025 – CVS – Independence, MO

148

BASIC INFORMATION
Property Name:	CVS	Report Type:	Restricted Appraisal Report
Address:	11115 East U.S. Hwy 24	Interest Appraised:	Leased Fee
City:	Independence	Value Premise:	Market Value
State:	MO	Date of Value- “As Is”:	December 31, 2013
County:	Jackson	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	64054	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.59	Frontage:	Good
Gross Land Area (sf):	69,260	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	290172 0152F	Location Rating:	Average
FEMA Map Date:	9/29/2006	Number of Parking Spaces:	55
		Parking Ratio (per 1,000 SF):	5.04
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2000
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	10,908	Condition Rating:	Average
Net Rentable Area (sf):	10,908	Actual Age (years):	14
# of Buildings:	1	Tenant:	CVS
# of Stories:	1	Land to Building Ratio:	6.35

TAX/ZONING INFORMATION
Parcel ID Number(s):	27-110-04-42-00-0-00-000	Zoning Municipality:	City of Independence
Taxing Authority/Jurisdiction:	Jackson County	Current Zoning:	C2, Commercial
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$322,720	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$30,249	Zoning Change Applied For:	No
Taxes per sf of NRA:	$2.77	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	CVS	Current Rent $/sf:	$25.94
Tenant S&P Rating:	BBB+	Rent Bump Date:	None
Lease Expiration:	June 7, 2020	Rent at Bump Date $/sf:	None
Expense Recovery:	NNN: Tenant pays all Operating, RE Taxes	Comment:	None
	and CapEx
Occupancy:	100%

VALUATION SUMMARY
Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$4,130,000
Sales Comparison Approach:	$355.00 to $405.00 per square foot	Value PSF of NRA:	$378.62
Income Capitalization Approach:
Discounted Cash Flow:	$4,130,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	6.75%
Discount Rate:	7.00%	Market Rent $/sf:	$25.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$25.94
Expense Growth:	3.00%

149

DISCOUNTED CASH FLOW ASSUMPTIONS
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$0

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	7.00%
Terminal Capitalization Rate:	6.75%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$4,130,000
Value PSF of NRA:	$378.62

Market Leasing Assumptions
Retail
Market Rent $/sf:	$25.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$10.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

*The tenant has multiple extension options. Based on our analysis, we have assumed the first option at $26.44/sf is exercised since it is deemed to be below market.

150

CVS
Schedule of Prospective Cash Flow
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$282,954	$282,954	$282,954	$282,954	$282,954	$282,954	$286,135	$288,408	$288,408	$288,408	$288,408
Absorption & Turnover Vacancy	0	0	0	0	0	0	0	0	0	0	0

Scheduled Base Rental Revenue	282,954	282,954	282,954	282,954	282,954	282,954	286,135	288,408	288,408	288,408	288,408
Expense Reimbursement Revenue	51,520	53,065	54,657	56,297	57,986	59,725	61,517	63,362	65,264	67,221	69,238

Total Potential Gross Revenue	334,474	336,019	337,611	339,251	340,940	342,679	347,652	351,770	353,672	355,629	357,646

Effective Gross Revenue	334,474	336,019	337,611	339,251	340,940	342,679	347,652	351,770	353,672	355,629	357,646

Operating Expenses
CAM	19,089	19,662	20,252	20,859	21,485	22,129	22,793	23,477	24,181	24,907	25,654
Real Estate Taxes	30,249	31,156	32,091	33,054	34,046	35,067	36,119	37,202	38,319	39,468	40,652
Capital Reserves	2,182	2,247	2,314	2,384	2,455	2,529	2,605	2,683	2,764	2,846	2,932

Total Operating Expenses	51,520	53,065	54,657	56,297	57,986	59,725	61,517	63,362	65,264	67,221	69,238

Net Operating Income	282,954	282,954	282,954	282,954	282,954	282,954	286,135	288,408	288,408	288,408	288,408

Leasing & Capital Costs
Tenant Improvements	0	0	0	0	0	0	0	0	0	0	0
Leasing Commissions	0	0	0	0	0	0	0	0	0	0	0

Total Leasing & Capital Costs	0	0	0	0	0	0	0	0	0	0	0

Cash Flow Before Debt Service & Taxes	$282,954	$282,954	$282,954	$282,954	$282,954	$282,954	$286,135	$288,408	$288,408	$288,408	$288,408

151

CVS
Discounted Cash Flow Analysis
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	7.00%
Year 1	Dec-14	$282,954		$264,443
Year 2	Dec-15	282,954		247,143
Year 3	Dec-16	282,954		230,975
Year 4	Dec-17	282,954		215,864
Year 5	Dec-18	282,954		201,742
Year 6	Dec-19	282,954		188,544
Year 7	Dec-20	286,135		178,190
Year 8	Dec-21	288,408		167,856
Year 9	Dec-22	288,408		156,875
Year 10	Dec-23	288,408		146,612

Total Cash Flow		$2,849,083		$1,998,245
Property Resale @ 6.75%		4,187,257		2,128,589

Total Property Present Value				$4,126,834

Rounded				$4,130,000

Per Square Foot				$378.62

152

Comparable Sales
				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
CVS	2722 N Central Ave	Chicago	IL	13,700	$6,878,000	$502.04	11/7/2013	$478,021	6.95%
CVS	1203 S Main St	Bluffton	IN	10,125	$3,100,000	$306.17	10/8/2013	$215,760	6.96%
CVS	2104 N Main St	London	KY	13,225	$4,906,062	$370.97	9/10/2013	$310,554	6.33%
CVS	15521-15573 W 7 Mile Rd	Detroit	MI	13,013	$5,445,859	$418.49	8/28/2013	$386,656	7.10%
CVS	16701 S Harlem Ave	Tinley Park	IL	12,900	$6,900,000	$534.88	6/7/2013	$427,110	6.19%
CVS	930 N Belt Hwy	Saint Joseph	MO	13,000	$4,866,335	$374.33	4/3/2012	$312,419	6.42%
CVS	651 E Main St	Danville	IN	10,125	$2,215,000	$218.77	1/30/2012	$163,910	7.40%
CVS	930 N Belt Hwy	Saint Joseph	MO	13,000	$4,100,000	$315.38	12/15/2011	$330,050	8.05%
Min						$218.77			6.19%
Max						$534.88			8.05%
Average						$380.13			6.93%
Concluded Range of Price PSF		$355.00 to $405.00 per square foot

153

PT1026 – Rite Aid – Murfreesboro, TN

154

BASIC INFORMATION
Property Name:	Rite Aid	Report Type:	Restricted Appraisal Report
Address:	1696 Middle Tennessee Blvd.	Interest Appraised:	Leased Fee
City:	Murfreesboro	Value Premise:	Market Value
State:	TN	Date of Value- “As Is”:	December 31, 2013
County:	Rutherford	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	37130	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	2.48	Frontage:	Good
Gross Land Area (sf):	108,029	Access:	Good
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	470168 0280H	Location Rating:	Good
FEMA Map Date:	1/5/2007	Number of Parking Spaces:	66
		Parking Ratio (per 1,000 SF):	5.89
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	1999
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	11,200	Condition Rating:	Average
Net Rentable Area (sf):	11,200	Actual Age (years):	15
# of Buildings:	1	Tenant:	Rite Aid
# of Stories:	1	Land to Building Ratio:	9.65

TAX/ZONING INFORMATION
Parcel ID Number(s):	103H A 00100	Zoning Municipality:	City of Murfreesboro
Taxing Authority/Jurisdiction:	Rutherford County	Current Zoning:	PCD, Planned Commercial District
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$643,080	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$16,496	Zoning Change Applied For:	No
Taxes per sf of NRA:	$1.47	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Rite Aid	Current Rent $/sf:	$24.52
Tenant S&P Rating:	B-	Rent Bump Date:	None
Lease Expiration:	January 26, 2019	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	None
	Landlord pays CapEx
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,640,000
Sales Comparison Approach:	$200.00 to $250.00 per square foot	Value PSF of NRA:	$235.71
Income Capitalization Approach:
Discounted Cash Flow:	$2,640,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	9.25%
Discount Rate:	10.00%	Market Rent $/sf:	$20.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$24.52
Expense Growth:	3.00%

155

DISCOUNTED CASH FLOW ASSUMPTIONS
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$2,240

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	10.00%
Terminal Capitalization Rate:	9.25%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,640,000
Value PSF of NRA:	$235.71

Market Leasing Assumptions
Retail
Market Rent $/sf:	$20.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$10.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

156

Rite Aid
Schedule of Prospective Cash Flow
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$274,584	$274,584	$274,584	$274,584	$274,584	$258,029	$256,524	$256,524	$256,524	$256,524	$266,144
Absorption & Turnover Vacancy						(42,754)

Scheduled Base Rental Revenue	274,584	274,584	274,584	274,584	274,584	215,275	256,524	256,524	256,524	256,524	266,144

Expense Reimbursement Revenue
CAM	19,362	19,943	20,541	21,157	21,792	18,705	23,119	23,813	24,527	25,263	26,021
RE Tax	16,296	16,785	17,288	17,807	18,341	15,743	19,458	20,042	20,643	21,262	21,900

Total Reimbursement Revenue	35,658	36,728	37,829	38,964	40,133	34,448	42,577	43,855	45,170	46,525	47,921

Total Potential Gross Revenue	310,242	311,312	312,413	313,548	314,717	249,723	299,101	300,379	301,694	303,049	314,065

Effective Gross Revenue	310,242	311,312	312,413	313,548	314,717	249,723	299,101	300,379	301,694	303,049	314,065

Operating Expenses
CAM	19,600	20,188	20,794	21,417	22,060	22,722	23,403	24,106	24,829	25,574	26,341
RE Tax	16,496	16,991	17,501	18,026	18,566	19,123	19,697	20,288	20,897	21,524	22,169

Total Operating Expenses	36,096	37,179	38,295	39,443	40,626	41,845	43,100	44,394	45,726	47,098	48,510

Net Operating Income	274,146	274,133	274,118	274,105	274,091	207,878	256,001	255,985	255,968	255,951	265,555

Leasing & Capital Costs
Tenant Improvements						32,066
Leasing Commissions						39,441
Cap Expenditures
Reserve	2,240	2,307	2,376	2,448	2,521	2,597	2,675	2,755	2,838	2,923	3,010

Total Leasing & Capital Costs	2,240	2,307	2,376	2,448	2,521	74,104	2,675	2,755	2,838	2,923	3,010

Cash Flow Before Debt Service & Taxes	$271,906	$271,826	$271,742	$271,657	$271,570	$133,774	$253,326	$253,230	$253,130	$253,028	$262,545

157

Rite Aid
Discounted Cash Flow Analysis
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	10.00%
Year 1	Dec-14	$271,906		$247,187
Year 2	Dec-15	271,826		224,650
Year 3	Dec-16	271,742		204,164
Year 4	Dec-17	271,657		185,545
Year 5	Dec-18	271,570		168,624
Year 6	Dec-19	133,774		75,512
Year 7	Dec-20	253,326		129,996
Year 8	Dec-21	253,230		118,134
Year 9	Dec-22	253,130		107,352
Year 10	Dec-23	253,028		97,553

Total Cash Flow		$2,505,189		$1,558,717
Property Resale @ 9.25%		2,813,448		1,084,706

Total Property Present Value				$2,643,422

Rounded				$2,640,000

Per Square Foot				$235.71

158

Comparable Sales
				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Rite Aid	5441 Highway 153	Hixson	TN	10,908	$2,500,000	$229.19	1/6/2014	$237,500	9.50%
Rite Aid	101 E Fleming Dr	Morganton	NC	10,908	$3,200,000	$293.36	9/9/2013	$256,000	8.00%
Rite Aid	3295 Centerville Hwy	Snellville	GA	10,594	$2,460,000	$232.21	8/8/2013	$184,500	7.50%
Rite Aid	2005 Maple St	Rome	GA	14,673	$5,152,100	$351.13	6/13/2013	$412,168	8.00%
Rite Aid	655 S Main St	Ashland City	TN	13,824	$2,585,000	$186.99	1/29/2013	$239,371	9.26%
Rite Aid	5192 Murfreesboro Rd	La Vergne	TN	14,564	$4,906,000	$336.86	11/21/2012	$461,164	9.40%
Rite Aid	2711 Jones Franklin Rd	Cary	NC	11,500	$2,472,500	$215.00	11/8/2012	$222,525	9.00%
Rite Aid	330 River St	Cambridge	MA	13,777	$6,675,000	$484.50	2/29/2012	$440,550	6.60%
Min						$186.99			6.60%
Max						$484.50			9.50%
Average						$291.16			8.41%
Concluded Range of Price PSF		$200.00 to $250.00 per square foot

159

PT1027 – Rite Aid – Philadelphia, PA

160

BASIC INFORMATION
Property Name:	Rite Aid	Report Type:	Restricted Appraisal Report
Address:	1334 Windrim Ave.	Interest Appraised:	Leased Fee
City:	Philadelphia	Value Premise:	Market Value
State:	PA	Date of Value- “As Is”:	December 31, 2013
County:	Philadelphia	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	19141	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.85	Frontage:	Average
Gross Land Area (sf):	80,586	Access:	Good
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	420757 0095G	Location Rating:	Good
FEMA Map Date:	1/17/2007	Number of Parking Spaces:	75
		Parking Ratio (per 1,000 SF):	6.60
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	1999
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	11,361	Condition Rating:	Average
Net Rentable Area (sf):	11,361	Actual Age (years):	15
# of Buildings:	1	Tenant:	Rite Aid
# of Stories:	1	Land to Building Ratio:	7.09

TAX/ZONING INFORMATION
Parcel ID Number(s):	50940 01324	Zoning Municipality:	City of Philadelphia
Taxing Authority/Jurisdiction:	Philadelphia County	Current Zoning:	CMX-2, Neighborhood Commercial Mixed-Use District-2
Current Tax Year	2014	Current Use = Permitted Use:	Yes
Current Assessed Value:	$2,673,900	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$30,505	Zoning Change Applied For:	No
Taxes per sf of NRA:	$2.69	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Rite Aid	Current Rent $/sf:	$28.24
Tenant S&P Rating:	B-	Rent Bump Date:	None
Lease Expiration:	June 16, 2019	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	None
	Landlord pays CapEx
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$3,560,000
Sales Comparison Approach:	$250.00 to $350.00 per square foot	Value PSF of NRA:	$313.35
Income Capitalization Approach:
Discounted Cash Flow:	$3,560,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.75%
Discount Rate:	9.00%	Market Rent $/sf:	$25.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$28.24
Expense Growth:	3.00%

161

DISCOUNTED CASH FLOW ASSUMPTIONS
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$2,272

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	9.00%
Terminal Capitalization Rate:	8.75%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$3,560,000
Value PSF of NRA:	$313.35

Market Leasing Assumptions
Retail
Market Rent $/sf:	$25.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$10.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

162

Rite Aid
Schedule of Prospective Cash Flow
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$320,874	$320,874	$320,874	$320,874	$320,874	$325,068	$329,263	$329,263	$329,263	$329,263	$334,751
Absorption & Turnover Vacancy						(54,877)

Scheduled Base Rental Revenue	320,874	320,874	320,874	320,874	320,874	270,191	329,263	329,263	329,263	329,263	334,751

Expense Reimbursement Revenue
CAM	19,882	20,478	21,093	21,725	22,377	19,207	23,740	24,452	25,186	25,941	26,719
RE Tax	16,496	16,991	17,501	18,026	18,566	15,936	19,697	20,288	20,897	21,524	22,169

Total Reimbursement Revenue	36,378	37,469	38,594	39,751	40,943	35,143	43,437	44,740	46,083	47,465	48,888

Total Potential Gross Revenue	357,252	358,343	359,468	360,625	361,817	305,334	372,700	374,003	375,346	376,728	383,639

Effective Gross Revenue	357,252	358,343	359,468	360,625	361,817	305,334	372,700	374,003	375,346	376,728	383,639

Operating Expenses
CAM	19,882	20,478	21,093	21,725	22,377	23,048	23,740	24,452	25,186	25,941	26,719
RE Tax	16,496	16,991	17,501	18,026	18,566	19,123	19,697	20,288	20,897	21,524	22,169

Total Operating Expenses	36,378	37,469	38,594	39,751	40,943	42,171	43,437	44,740	46,083	47,465	48,888

Net Operating Income	320,874	320,874	320,874	320,874	320,874	263,163	329,263	329,263	329,263	329,263	334,751

Leasing & Capital Costs
Tenant Improvements						32,926
Leasing Commissions						50,624
Cap Expenditures
Reserve	2,272	2,340	2,411	2,483	2,557	2,634	2,713	2,795	2,878	2,965	3,054

Total Leasing & Capital Costs	2,272	2,340	2,411	2,483	2,557	86,184	2,713	2,795	2,878	2,965	3,054

Cash Flow Before Debt Service & Taxes	$318,602	$318,534	$318,463	$318,391	$318,317	$176,979	$326,550	$326,468	$326,385	$326,298	$331,697

163

Rite Aid
Discounted Cash Flow Analysis
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	9.00%
Year 1	Dec-14	$318,602		$292,295
Year 2	Dec-15	318,534		268,104
Year 3	Dec-16	318,463		245,912
Year 4	Dec-17	318,391		225,556
Year 5	Dec-18	318,317		206,884
Year 6	Dec-19	176,979		105,527
Year 7	Dec-20	326,550		178,634
Year 8	Dec-21	326,468		163,843
Year 9	Dec-22	326,385		150,277
Year 10	Dec-23	326,298		137,832

Total Cash Flow		$3,074,987		$1,974,864
Property Resale @ 8.75%		3,749,211		1,583,707

Total Property Present Value				$3,558,571

Rounded				$3,560,000

Per Square Foot				$313.35

164

Comparable Sales
				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Rite Aid	1080 S West End Blvd	Quakertown	PA	14,564	$6,375,000	$437.72	7/10/2013	$494,063	7.75%
Rite Aid	350 Main St	Pennsburg	PA	11,064	$7,805,737	$705.51	10/5/2012	$618,995	7.93%
Rite Aid	592 E 183rd St	Bronx	NY	10,901	$3,300,000	$302.72	7/26/2012	$201,300	6.10%
Rite Aid	1395 Middletown Rd	Northford	CT	10,445	$2,325,000	$222.59	6/12/2012	$201,578	8.67%
Rite Aid	8416 Lee Hwy	Fairfax	VA	14,390	$7,300,000	$507.30	11/2/2011	$564,290	7.73%
Rite Aid	1900 Ocean St	Marshfield	MA	13,876	$2,754,000	$198.47	2/14/2011	$235,467	8.55%
Rite Aid	1329 Hyde Park Ave	Hyde Park	MA	13,556	$3,025,000	$223.15	2/10/2011	$272,250	9.00%
Min						$198.47			6.10%
Max						$705.51			9.00%
Average						$371.07			7.96%
Concluded Range of Price PSF		$250.00 to $350.00 per square foot

165

PT1028 – CVS – Duncanville, TX

166

BASIC INFORMATION
Property Name:	CVS	Report Type:	Restricted Appraisal Report
Address:	603 South Cedar Ridge Dr.	Interest Appraised:	Leased Fee
City:	Duncanville	Value Premise:	Market Value
State:	TX	Date of Value- “As Is”:	December 31, 2013
County:	Dallas	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	75137	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.60	Frontage:	Good
Gross Land Area (sf):	69,696	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	480173 0470J	Location Rating:	Average
FEMA Map Date:	8/23/2001	Number of Parking Spaces:	58
		Parking Ratio (per 1,000 SF):	5.32
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2000
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	10,908	Condition Rating:	Average
Net Rentable Area (sf):	10,908	Actual Age (years):	14
# of Buildings:	1	Tenant:	CVS
# of Stories:	1	Land to Building Ratio:	6.39

TAX/ZONING INFORMATION
Parcel ID Number(s):	22036000000010000	Zoning Municipality:	City of Duncanville
Taxing Authority/Jurisdiction:	Dallas County	Current Zoning:	LR-2, Local Retail-2
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$1,787,050	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$50,435	Zoning Change Applied For:	No
Taxes per sf of NRA:	$4.62	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	CVS	Current Rent $/sf:	$22.02
Tenant S&P Rating:	BBB+	Rent Bump Date:	None
Lease Expiration:	November 29, 2020	Rent at Bump Date $/sf:	None
Expense Recovery:	NNN: Tenant pays all Operating, RE Taxes	Comment:	None
	and CapEx
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$3,510,000
Sales Comparison Approach:	$300.00 to $340.00 per square foot	Value PSF of NRA:	$321.78
Income Capitalization Approach:
Discounted Cash Flow:	$3,510,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	6.75%
Discount Rate:	7.00%	Market Rent $/sf:	$23.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$22.02
Expense Growth:	3.00%

167

DISCOUNTED CASH FLOW ASSUMPTIONS
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$0

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	7.00%
Terminal Capitalization Rate:	6.75%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$3,510,000
Value PSF of NRA:	$321.78

Market Leasing Assumptions
Retail
Market Rent $/sf:	$23.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$10.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

*The tenant has multiple extension options. Based on our analysis, we have assumed the first option at $22.52/sf is exercised since it is deemed to be below market.

168

CVS
Schedule of Prospective Cash Flow
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$240,194	$240,194	$240,194	$240,194	$240,194	$240,194	$240,649	$245,648	$245,648	$245,648	$245,648
Absorption & Turnover Vacancy	0	0	0	0	0	0	0	0	0	0	0

Scheduled Base Rental Revenue	240,194	240,194	240,194	240,194	240,194	240,194	240,649	245,648	245,648	245,648	245,648
Expense Reimbursement Revenue	71,706	73,857	76,072	78,355	80,705	83,126	85,621	88,189	90,835	93,559	96,366

Total Potential Gross Revenue	311,900	314,051	316,266	318,549	320,899	323,320	326,270	333,837	336,483	339,207	342,014

Effective Gross Revenue	311,900	314,051	316,266	318,549	320,899	323,320	326,270	333,837	336,483	339,207	342,014

Operating Expenses
CAM	19,089	19,662	20,252	20,859	21,485	22,129	22,793	23,477	24,181	24,907	25,654
Real Estate Taxes	50,435	51,948	53,506	55,112	56,765	58,468	60,222	62,029	63,890	65,806	67,780
Capital Reserves	2,182	2,247	2,314	2,384	2,455	2,529	2,605	2,683	2,764	2,846	2,932

Total Operating Expenses	71,706	73,857	76,072	78,355	80,705	83,126	85,620	88,189	90,835	93,559	96,366

Net Operating Income	240,194	240,194	240,194	240,194	240,194	240,194	240,650	245,648	245,648	245,648	245,648

Leasing & Capital Costs
Tenant Improvements	0	0	0	0	0	0	0	0	0	0	0
Leasing Commissions	0	0	0	0	0	0	0	0	0	0	0

Total Leasing & Capital Costs	0	0	0	0	0	0	0	0	0	0	0

Cash Flow Before Debt Service & Taxes	$240,194	$240,194	$240,194	$240,194	$240,194	$240,194	$240,650	$245,648	$245,648	$245,648	$245,648

169

CVS
Discounted Cash Flow Analysis
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	7.00%
Year 1	Dec-14	$240,194		$224,480
Year 2	Dec-15	240,194		209,795
Year 3	Dec-16	240,194		196,070
Year 4	Dec-17	240,194		183,243
Year 5	Dec-18	240,194		171,255
Year 6	Dec-19	240,194		160,051
Year 7	Dec-20	240,650		149,865
Year 8	Dec-21	245,648		142,969
Year 9	Dec-22	245,648		133,616
Year 10	Dec-23	245,648		124,875

Total Cash Flow		$2,418,758		$1,696,220
Property Resale @ 6.75%		3,566,445		1,813,000

Total Property Present Value				$3,509,219

Rounded				$3,510,000

Per Square Foot				$321.78

170

Comparable Sales
				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
CVS	4001 W William Cannon Dr	Austin	TX	12,900	$7,429,250	$575.91	7/23/2013	$386,321	5.20%
CVS	7740 N Cortaro Farms Rd	Marana	AZ	14,419	$5,967,280	$413.85	7/12/2013	$535,265	8.97%
CVS	331 Superior Ave	Bogalusa	LA	11,945	$4,800,000	$401.84	1/2/2013	$320,160	6.67%
CVS	934 E Irving Blvd	Irving	TX	10,908	$3,917,557	$359.15	10/2/2012	$256,600	6.55%
CVS	10222 East Fwy	Houston	TX	13,013	$4,936,932	$379.38	7/16/2012	$320,901	6.50%
CVS	2323 W Illinois Ave	Dallas	TX	13,775	$5,830,000	$423.23	5/15/2012	$469,315	8.05%
CVS	1627 Wildcat Dr	Portland	TX	11,208	$3,200,000	$285.51	5/11/2012	$224,000	7.00%
CVS	4801 S Alameda	Corpus Christi	TX	11,344	$3,400,000	$299.72	4/20/2012	$243,100	7.15%
CVS	810 W Pioneer Pky	Grand Prairie	TX	13,140	$4,370,000	$332.57	4/5/2012	$345,230	7.90%
CVS	930 N Belt Hwy	Saint Joseph	MO	13,000	$4,866,335	$374.33	4/3/2012	$312,419	6.42%
CVS	930 N Belt Hwy	Saint Joseph	MO	13,000	$4,100,000	$315.38	12/15/2011	$330,050	8.05%
Min						$285.51			5.20%
Max						$575.91			8.97%
Average						$378.26			7.13%
Concluded Range of Price PSF		$300.00 to $340.00 per square foot

171

PT1029 – CineMagic Theatre – Rochester, MN

172

BASIC INFORMATION
Property Name:	CineMagic Theatre	Report Type:	Restricted Appraisal Report
Address:	2171 Superior Drive NW	Interest Appraised:	Leased Fee
City:	Rochester	Value Premise:	Market Value
State:	MN	Date of Value- “As Is”:	December 31, 2013
County:	Olmsted	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	55901	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	8.88	Frontage:	Average
Gross Land Area (sf):	386,813	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X, with possible AE on south border	Shape:	Regular
FEMA Community Map #:	275246 0142E	Location Rating:	Average
FEMA Map Date:	2/4/2019	Number of Parking Spaces:	750
		Parking Ratio (per 1,000 SF):	16.50
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Movie Theater	Year Built:	2002
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	45,455	Condition Rating:	Average
Net Rentable Area (sf):	45,455	Actual Age (years):	12
# of Buildings:	1	Tenant:	CineMagic Theatre
# of Stories:	1	Land to Building Ratio:	8.51

TAX/ZONING INFORMATION
Parcel ID Number(s):	R 74.29.14.068131	Zoning Municipality:	City of Rochester
Taxing Authority/Jurisdiction:	Olmsted County	Current Zoning:	M1-Mixed Comercial, Industrial
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$3,500,000	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$131,200	Zoning Change Applied For:	No
Taxes per sf of NRA:	$2.89	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	CineMagic Theatre	Current Rent $/sf:	$4.95
Tenant S&P Rating:	Not Rated	Rent Bump Date:	None
Lease Expiration:	March 31, 2023	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	Tenant also pays 10% of sales over a $1,500,000 breakpoint.
	Landlord pays CapEx
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$3,000,000
Sales Comparison Approach:	$60.00 to $80.00 per square foot	Value PSF of NRA:	$66.00
Income Capitalization Approach:
Discounted Cash Flow:	$3,000,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.25%
Discount Rate:	8.50%	Market Rent $/sf:	$8.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$4.95
Expense Growth:	3.00%

173

DISCOUNTED CASH FLOW ASSUMPTIONS
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$9,091

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	8.50%
Terminal Capitalization Rate:	8.25%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$3,000,000
Value PSF of NRA:	$66.00

Market Leasing Assumptions
Movie Theater
Market Rent $/sf:	$8.00
Rent Escalations:	None
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$10.00
Tenant Improvements-Renewal $/sf:	$5.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

*The tenant has multiple extension options. Based on our analysis, we have assumed the first option at $4.95/sf is exercised since it is deemed to be below market.

174

CineMagic Theatre
Schedule of Prospective Cash Flow
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$225,000	$225,000	$225,000	$225,000	$225,000	$225,000	$225,000	$225,000	$225,000	$225,000	$225,000
Absorption & Turnover Vacancy	0	0	0	0	0	0	0	0	0	0	0

Scheduled Base Rental Revenue	225,000	225,000	225,000	225,000	225,000	225,000	225,000	225,000	225,000	225,000	225,000
Retail Sales Percent Revenue	102,029	107,069	112,211	117,455	122,804	128,260	133,825	139,502	145,292	151,197	157,222
Expense Reimbursement Revenue	141,546	143,933	146,391	148,922	151,530	154,216	156,982	159,832	162,767	165,789	168,904

Total Potential Gross Revenue	468,575	476,002	483,602	491,377	499,334	507,476	515,807	524,334	533,059	541,986	551,126

Effective Gross Revenue	468,575	476,002	483,602	491,377	499,334	507,476	515,807	524,334	533,059	541,986	551,126

Operating Expenses
CAM	79,546	81,933	84,391	86,922	89,530	92,216	94,982	97,832	100,767	103,790	106,904
Real Estate Taxes	135,136	139,190	143,366	147,667	152,097	156,660	161,359	166,200	171,186	176,322	181,611

Total Operating Expenses	214,682	221,123	227,757	234,589	241,627	248,876	256,341	264,032	271,953	280,112	288,515

Net Operating Income	253,893	254,879	255,845	256,788	257,707	258,600	259,466	260,302	261,106	261,874	262,611

Leasing & Capital Costs
Tenant Improvements	0	0	0	0	0	0	0	0	0	0	0
Leasing Commissions	0	0	0	0	0	0	0	0	0	0	0
Capital Reserves	9,091	9,364	9,645	9,934	10,232	10,539	10,855	11,181	11,516	11,862	12,218

Total Leasing & Capital Costs	9,091	9,364	9,645	9,934	10,232	10,539	10,855	11,181	11,516	11,862	12,218

Cash Flow Before Debt Service & Taxes	$244,802	$245,515	$246,200	$246,854	$247,475	$248,061	$248,611	$249,121	$249,590	$250,012	$250,393

175

CineMagic Theatre
Discounted Cash Flow Analysis
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	8.50%
Year 1	Dec-14	$244,802		$225,624
Year 2	Dec-15	245,515		208,554
Year 3	Dec-16	246,200		192,752
Year 4	Dec-17	246,854		178,123
Year 5	Dec-18	247,475		164,582
Year 6	Dec-19	248,061		152,048
Year 7	Dec-20	248,611		140,447
Year 8	Dec-21	249,121		129,710
Year 9	Dec-22	249,590		119,773
Year 10	Dec-23	250,012		110,577

Total Cash Flow		$2,476,241		$1,622,190
Property Resale @ 8.25%		3,119,500		1,379,710

Total Property Present Value				$3,001,899

Rounded				$3,000,000

Per Square Foot				$66.00

176

Comparable Sales
				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Movie Theater	9020 Ulmerton Rd	Largo	FL	30,239	$2,400,000	$79.37	6/27/2013	N/A	N/A
Malco Oxford Commons	206 Commonwealth Blvd	Oxford	MS	35,087	$2,900,000	$82.65	6/6/2013	N/A	N/A
Andover Cinema	1836 Bunker Lake Blvd NW	Andover	MN	34,429	$2,250,000	$65.35	11/13/2012	N/A	N/A
Carmike Cinemas	2401 NW 12th Ave	Ardmore	OK	30,729	$4,780,000	$155.55	5/17/2012	$430,200	9.00%
Cinetopia	11700 SE 7th St	Vancouver	WA	36,427	$7,400,000	$203.15	12/30/2011	$658,600	8.90%
Wynnsong Cinema	1640 John B White Sr Blvd	Spartanburg	SC	22,734	$1,772,500	$77.97	12/13/2011	$141,800	8.00%
AMC Theatres	400 Potomac Blvd	Mount Vernon	IL	23,962	$4,782,420	$199.58	9/12/2011	$334,769	7.00%
Crossroads Cinema	1211 E I-240 Service Rd	Oklahoma City	OK	64,440	$4,650,000	$72.16	2/10/2011	N/A	N/A

Min						$65.35			7.00%
Max						$203.15			9.00%
Average						$116.97			8.23%
Concluded Range of Price PSF		$60.00 to $80.00 per square foot

177

PT1030 – Rite Aid – Wheelersburg, OH

178

BASIC INFORMATION
Property Name:	Rite Aid	Report Type:	Restricted Appraisal Report
Address:	8130 Ohio River Rd.	Interest Appraised:	Leased Fee
City:	Wheelersburg	Value Premise:	Market Value
State:	OH	Date of Value- “As Is”:	December 31, 2013
County:	Scioto	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	45694	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.11	Frontage:	Good
Gross Land Area (sf):	48,352	Access:	Good
Excess Land Area (Acres):	0.0	Site Visibility:	Good
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	39145C 0426E	Location Rating:	Good
FEMA Map Date:	4/18/2011	Number of Parking Spaces:	40
		Parking Ratio (per 1,000 SF):	3.58
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	1998
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	11,180	Condition Rating:	Average
Net Rentable Area (sf):	11,180	Actual Age (years):	16
# of Buildings:	1	Tenant:	Rite Aid
# of Stories:	1	Land to Building Ratio:	4.32

TAX/ZONING INFORMATION
Parcel ID Number(s):	170965000; 171322000; 171315001	Zoning Municipality:	N/A
Taxing Authority/Jurisdiction:	Scioto County	Current Zoning:	N/A
Current Tax Year	2012	Current Use = Permitted Use:	Yes
Current Assessed Value:	$371,750	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$20,068	Zoning Change Applied For:	No
Taxes per sf of NRA:	$1.79	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Rite Aid	Current Rent $/sf:	$16.10
Tenant S&P Rating:	B-	Rent Bump Date:	None
Lease Expiration:	June 15, 2018	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	Currently negotiating lease extension to 6/15/2028 at
	Landlord pays CapEx		$13,500/mo. ($14.49/sf) to 6/15/2018, $14,513/mo.
Occupancy:	100%		($15.58/sf) to 6/15/2023, and $15,601/mo. ($16.75/sf) to
			6/15/2028. These terms are utilized in our second scenario
			with the new rent assumed to begin 7/1/2014.

VALUATION SUMMARY - SCENARIO 1

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$1,990,000
Sales Comparison Approach:	$170.00 to $200.00 per square foot	Value PSF of NRA:	$178.00
Income Capitalization Approach:
Discounted Cash Flow:	$1,990,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.25%
Discount Rate:	9.00%	Market Rent $/sf:	$14.50
Market Rent Growth:	3.00%	Contract Rent $/sf:	$16.10
Expense Growth:	3.00%

VALUATION SUMMARY - SCENARIO 2

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,020,000
Sales Comparison Approach:	$170.00 to $200.00 per square foot	Value PSF of NRA:	$180.68
Income Capitalization Approach:
Discounted Cash Flow:	$2,020,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.25%
Discount Rate:	8.50%	Market Rent $/sf:	$14.50
Market Rent Growth	3.00%	Contract Rent $/sf:	$16.10
Expense Growth	3.00%

179

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 1
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$2,236

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	9.00%
Terminal Capitalization Rate:	8.25%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$1,990,000
Value PSF of NRA:	$178.00

Market Leasing Assumptions
Retail
Market Rent $/sf:	$14.50
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$10.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

180

Rite Aid
Schedule of Prospective Cash Flow - Scenario 1
In Inflated Dollars for the Fiscal Year Begining December 31, 2013
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$180,000	$180,000	$180,000	$180,000	$181,228	$182,456	$182,456	$182,456	$182,456	$185,497	$191,579
Absorption & Turnover Vacancy					(30,409)

Scheduled Base Rental Revenue	180,000	180,000	180,000	180,000	150,819	182,456	182,456	182,456	182,456	185,497	191,579

Expense Reimbursement Revenue
CAM	19,565	20,152	20,757	21,379	18,350	22,681	23,362	24,062	24,784	25,528	26,294
RE Tax	20,670	21,290	21,929	22,587	19,387	23,962	24,681	25,421	26,184	26,970	27,779

Total Reimbursement Revenue	40,235	41,442	42,686	43,966	37,737	46,643	48,043	49,483	50,968	52,498	54,073

Total Potential Gross Revenue	220,235	221,442	222,686	223,966	188,556	229,099	230,499	231,939	233,424	237,995	245,652

Effective Gross Revenue	220,235	221,442	222,686	223,966	188,556	229,099	230,499	231,939	233,424	237,995	245,652

Operating Expenses
CAM	19,565	20,152	20,757	21,379	22,021	22,681	23,362	24,062	24,784	25,528	26,294
RE Tax	20,670	21,290	21,929	22,587	23,264	23,962	24,681	25,421	26,184	26,970	27,779

Total Operating Expenses	40,235	41,442	42,686	43,966	45,285	46,643	48,043	49,483	50,968	52,498	54,073

Net Operating Income	180,000	180,000	180,000	180,000	143,271	182,456	182,456	182,456	182,456	185,497	191,579

Leasing & Capital Costs
Tenant Improvements					31,458
Leasing Commissions					28,053
Cap Expenditures			73,000		11,100
Reserve	2,236	2,303		2,443		2,592	2,670	2,750	2,832	2,917	3,005

Total Leasing & Capital Costs	2,236	2,303	73,000	2,443	70,611	2,592	2,670	2,750	2,832	2,917	3,005

Cash Flow Before Debt Service & Taxes	$177,764	$177,697	$107,000	$177,557	$72,660	$179,864	$179,786	$179,706	$179,624	$182,580	$188,574

181

Rite Aid
Discounted Cash Flow Analysis - Scenario 1
As of December 31, 2013
	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	9.00%
Year 1	Dec-14	$177,764		$163,086
Year 2	Dec-15	177,697		149,564
Year 3	Dec-16	107,000		82,624
Year 4	Dec-17	177,557		125,786
Year 5	Dec-18	72,660		47,224
Year 6	Dec-19	179,864		107,247
Year 7	Dec-20	179,786		98,349
Year 8	Dec-21	179,706		90,188
Year 9	Dec-22	179,624		82,704
Year 10	Dec-23	182,580		77,124

Total Cash Flow		$1,614,238		$1,023,896
Property Resale @ 8.25%		2,275,726		961,291

Total Property Present Value				$1,985,187

Rounded				$1,990,000

Per Square Foot				$178.00

182

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 2
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$2,236

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	8.50%
Terminal Capitalization Rate:	8.25%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,020,000
Value PSF of NRA:	$180.68

Market Leasing Assumptions
Retail
Market Rent $/sf:	$14.50
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New:	$10.00
Tenant Improvements-Renewal:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

183

Rite Aid
Schedule of Prospective Cash Flow - Scenario 2
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$171,000	$162,000	$162,000	$162,000	$169,091	$174,156	$174,156	$174,156	$174,156	$181,772	$187,212

Scheduled Base Rental Revenue	171,000	162,000	162,000	162,000	169,091	174,156	174,156	174,156	174,156	181,772	187,212

Expense Reimbursement Revenue
CAM	19,565	20,152	20,757	21,379	22,021	22,681	23,362	24,062	24,784	25,528	26,294
RE Tax	20,670	21,290	21,929	22,587	23,264	23,962	24,681	25,421	26,184	26,970	27,779

Total Reimbursement Revenue	40,235	41,442	42,686	43,966	45,285	46,643	48,043	49,483	50,968	52,498	54,073

Total Potential Gross Revenue	211,235	203,442	204,686	205,966	214,376	220,799	222,199	223,639	225,124	234,270	241,285

Effective Gross Revenue	211,235	203,442	204,686	205,966	214,376	220,799	222,199	223,639	225,124	234,270	241,285

Operating Expenses
CAM	19,565	20,152	20,757	21,379	22,021	22,681	23,362	24,062	24,784	25,528	26,294
RE Tax	20,670	21,290	21,929	22,587	23,264	23,962	24,681	25,421	26,184	26,970	27,779

Total Operating Expenses	40,235	41,442	42,686	43,966	45,285	46,643	48,043	49,483	50,968	52,498	54,073

Net Operating Income	171,000	162,000	162,000	162,000	169,091	174,156	174,156	174,156	174,156	181,772	187,212

Leasing & Capital Costs
Cap Expenditures			73,000		11,100
Reserve	2,236	2,303		2,443		2,592	2,670	2,750	2,832	2,917	3,005

Total Leasing & Capital Costs	2,236	2,303	73,000	2,443	11,100	2,592	2,670	2,750	2,832	2,917	3,005

Cash Flow Before Debt Service & Taxes	$168,764	$159,697	$89,000	$159,557	$157,991	$171,564	$171,486	$171,406	$171,324	$178,855	$184,207

184

Rite Aid
Discounted Cash Flow Analysis - Scenario 2
As of December 31, 2013
	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	8.50%
Year 1	Dec-14	$168,764		$155,543
Year 2	Dec-15	159,697		135,655
Year 3	Dec-16	89,000		69,679
Year 4	Dec-17	159,557		115,132
Year 5	Dec-18	157,991		105,071
Year 6	Dec-19	171,564		105,159
Year 7	Dec-20	171,486		96,877
Year 8	Dec-21	171,406		89,246
Year 9	Dec-22	171,324		82,215
Year 10	Dec-23	178,855		79,105

Total Cash Flow		$1,599,644		$1,033,683
Property Resale @ 8.25%		2,223,852		983,577

Total Property Present Value				$2,017,260

Rounded				$2,020,000

Per Square Foot				$180.68

185

Comparable Sales
				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Rite Aid	335 Crystal Ln	Strasburg	VA	11,280	$1,975,000	$175.09	9/16/2013	$162,938	8.25%
Rite Aid	101 E Fleming Dr	Morganton	NC	10,908	$3,200,000	$293.36	9/9/2013	$256,000	8.00%
Rite Aid	101 E Fleming Dr	Morganton	NC	10,908	$3,200,000	$293.36	9/9/2013	$256,000	8.00%
Rite Aid	3295 Centerville Hwy	Snellville	GA	10,594	$2,460,000	$232.21	8/8/2013	$184,500	7.50%
Rite Aid	3362 Navarre Ave	Oregon	OH	14,565	$5,585,000	$383.45	6/14/2013	$474,725	8.50%
Rite Aid	2005 Maple St	Rome	GA	14,673	$5,152,100	$351.13	6/13/2013	$412,168	8.00%
Rite Aid	501 E Emmitt Ave	Waverly	OH	10,600	$2,395,000	$225.94	5/10/2013	$215,550	9.00%
Rite Aid	1501 N Main St	Findlay	OH	14,564	$4,141,800	$284.39	10/3/2012	$373,176	9.01%
Min						$175.09			7.50%
Max						$383.45			9.01%
Average						$279.87			8.28%
Concluded Range of Price PSF					$170.00 to $200.00 per square foot

186

PT1031 – Tractor Supply – Paducah, KY

187

BASIC INFORMATION
Property Name:	Tractor Supply	Report Type:	Restricted Appraisal Report
Address:	5525 US HWY 60 W	Interest Appraised:	Leased Fee
City:	Paducah	Value Premise:	Market Value
State:	KY	Date of Value- "As Is":	December 31, 2013
County:	McCracken	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	42003	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the "As Is" Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	3.54	Frontage:	Average
Gross Land Area (sf):	154,202	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	240151 0129F	Location Rating:	Average
FEMA Map Date:	11/2/2011	Number of Parking Spaces:	98
		Parking Ratio (per 1,000 SF):	4.52
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2004
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	21,677	Condition Rating:	Good
Net Rentable Area (sf):	21,677	Actual Age (years):	10
# of Buildings:	1	Tenant:	Tractor Supply
# of Stories:	1	Land to Building Ratio:	7.11

TAX/ZONING INFORMATION
Parcel ID Number(s):	076-20-00-033.02	Zoning Municipality:	McCracken County
Taxing Authority/Jurisdiction:	McCracken County	Current Zoning:	C, Commercial
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$2,158,600	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$19,515	Zoning Change Applied For:	No
Taxes per sf of NRA:	$0.90	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:	As Improved:
The highest and best use of the subject property as vacant is for retail development.	The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Tractor Supply	Current Rent $/sf:	$7.94
Tenant S&P Rating:	Not Rated	Rent Bump Date:	December 1, 2014
Lease Expiration:	November 19, 2019	Rent at Bump Date $/sf:	$8.74
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	Currently negotiating lease extension to 12/31/2028 at
	Landlord pays CapEx		$14,346/mo. ($7.94/sf). These terms are utilized in our
Occupancy:	100%		second scenario with the new rent assumed to begin 7/1/2014.

VALUATION SUMMARY - SCENARIO 1

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,240,000
Sales Comparison Approach:	$75.00 to $150.00 per square foot	Value PSF of NRA:	$103.34
Income Capitalization Approach:
Discounted Cash Flow:	$2,240,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	7.75%
Discount Rate:	8.50%	Market Rent $/sf:	$8.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$7.94
Expense Growth:	3.00%

VALUATION SUMMARY - SCENARIO 2

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,200,000
Sales Comparison Approach:	$75.00 to $150.00 per square foot	Value PSF of NRA:	$101.49
Income Capitalization Approach:
Discounted Cash Flow:	$2,200,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	7.50%
Discount Rate:	7.75%	Market Rent $/sf:	$8.00
Market Rent Growth	3.00%	Contract Rent $/sf:	$7.94
Expense Growth	3.00%

188

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 1
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$4,335

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	8.50%
Terminal Capitalization Rate:	7.75%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,240,000
Value PSF of NRA:	$103.34

Market Leasing Assumptions
Retail
Market Rent $/sf:	$8.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$15.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

189

Tractor Supply
Schedule of Prospective Cash Flow - Scenario 1
In Inflated Dollars for the Fiscal Year Begining December 31, 2013
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$173,585	$189,365	$189,365	$189,365	$189,365	$190,338	$207,068	$207,068	$207,068	$207,068	$207,068
Absorption & Turnover Vacancy						(16,753)	(51,767)

Scheduled Base Rental Revenue	173,585	189,365	189,365	189,365	189,365	173,585	155,301	207,068	207,068	207,068	207,068

Expense Reimbursement Revenue
CAM	37,935	39,073	40,245	41,452	42,696	40,312	33,972	46,655	48,055	49,496	50,981
RE Tax	20,100	20,703	21,324	21,964	22,623	21,360	18,000	24,720	25,462	26,226	27,013

Total Reimbursement Revenue	58,035	59,776	61,569	63,416	65,319	61,672	51,972	71,375	73,517	75,722	77,994

Total Potential Gross Revenue	231,620	249,141	250,934	252,781	254,684	235,257	207,273	278,443	280,585	282,790	285,062

Effective Gross Revenue	231,620	249,141	250,934	252,781	254,684	235,257	207,273	278,443	280,585	282,790	285,062

Operating Expenses
CAM	37,935	39,073	40,245	41,452	42,696	43,977	45,296	46,655	48,055	49,496	50,981
RE Tax	20,100	20,703	21,324	21,964	22,623	23,301	24,000	24,720	25,462	26,226	27,013

Total Operating Expenses	58,035	59,776	61,569	63,416	65,319	67,278	69,296	71,375	73,517	75,722	77,994

Net Operating Income	173,585	189,365	189,365	189,365	189,365	167,979	137,977	207,068	207,068	207,068	207,068

Leasing & Capital Costs
Tenant Improvements							116,476
Leasing Commissions							38,204
Cap Expenditures			10,200
Reserve	4,335	4,670		4,954	5,103	5,256	5,414	5,576	5,744	5,916	6,093

Total Leasing & Capital Costs	4,335	4,670	10,200	4,954	5,103	5,256	160,094	5,576	5,744	5,916	6,093

Cash Flow Before Debt Service & Taxes	$169,250	$184,695	$179,165	$184,411	$184,262	$162,723	$(22,117)	$201,492	$201,324	$201,152	$200,975

190

Tractor Supply
Discounted Cash Flow Analysis - Scenario 1
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	8.50%
Year 1	Dec-14	$169,250		$155,991
Year 2	Dec-15	184,695		156,890
Year 3	Dec-16	179,165		140,270
Year 4	Dec-17	184,411		133,066
Year 5	Dec-18	184,262		122,543
Year 6	Dec-19	162,723		99,740
Year 7	Dec-20	(22,117)		(12,494)
Year 8	Dec-21	201,492		104,911
Year 9	Dec-22	201,324		96,611
Year 10	Dec-23	201,152		88,967

Total Cash Flow		$1,646,357		$1,086,494
Property Resale @ 7.75%		2,618,408		1,158,084

Total Property Present Value				$2,244,578

Rounded				$2,240,000

Per Square Foot				$103.34

191

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 2
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$4,335

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	7.75%
Terminal Capitalization Rate:	7.50%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,200,000
Value PSF of NRA:	$101.49

Market Leasing Assumptions
Retail
Market Rent $/sf:	$8.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New:	$15.00
Tenant Improvements-Renewal:	$0.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

192

Tractor Supply
Schedule of Prospective Cash Flow - Scenario 2
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$172,150	$172,150	$172,150	$172,150	$172,150	$172,150	$172,150	$172,150	$172,150	$172,150	$172,150

Scheduled Base Rental Revenue	172,150	172,150	172,150	172,150	172,150	172,150	172,150	172,150	172,150	172,150	172,150

Expense Reimbursement Revenue
CAM	37,935	39,073	40,245	41,452	42,696	43,977	45,296	46,655	48,055	49,496	50,981
RE Tax	20,100	20,703	21,324	21,964	22,623	23,301	24,000	24,720	25,462	26,226	27,013

Total Reimbursement Revenue	58,035	59,776	61,569	63,416	65,319	67,278	69,296	71,375	73,517	75,722	77,994

Total Potential Gross Revenue	230,185	231,926	233,719	235,566	237,469	239,428	241,446	243,525	245,667	247,872	250,144

Effective Gross Revenue	230,185	231,926	233,719	235,566	237,469	239,428	241,446	243,525	245,667	247,872	250,144

Operating Expenses
CAM	37,935	39,073	40,245	41,452	42,696	43,977	45,296	46,655	48,055	49,496	50,981
RE Tax	20,100	20,703	21,324	21,964	22,623	23,301	24,000	24,720	25,462	26,226	27,013

Total Operating Expenses	58,035	59,776	61,569	63,416	65,319	67,278	69,296	71,375	73,517	75,722	77,994

Net Operating Income	172,150	172,150	172,150	172,150	172,150	172,150	172,150	172,150	172,150	172,150	172,150

Leasing & Capital Costs
Cap Expenditures			10,200
Reserve	4,335	4,670		4,954	5,103	5,256	5,414	5,576	5,744	5,916	6,093

Total Leasing & Capital Costs	4,335	4,670	10,200	4,954	5,103	5,256	5,414	5,576	5,744	5,916	6,093

Cash Flow Before Debt Service & Taxes	$167,815	$167,480	$161,950	$167,196	$167,047	$166,894	$166,736	$166,574	$166,406	$166,234	$166,057

193

Tractor Supply
Discounted Cash Flow Analysis - Scenario 2
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	7.75%
Year 1	Dec-14	$167,815		$155,745
Year 2	Dec-15	167,480		144,254
Year 3	Dec-16	161,950		129,458
Year 4	Dec-17	167,196		124,039
Year 5	Dec-18	167,047		115,014
Year 6	Dec-19	166,894		106,644
Year 7	Dec-20	166,736		98,880
Year 8	Dec-21	166,574		91,679
Year 9	Dec-22	166,406		84,999
Year 10	Dec-23	166,234		78,804

Total Cash Flow		$1,664,332		$1,129,516
Property Resale @ 7.50%		2,249,427		1,066,348

Total Property Present Value				$2,195,864

Rounded				$2,200,000

Per Square Foot				$101.49

194

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Tractor Supply	N/A	Marion	IN	19,097	$3,010,000	$157.62	Under Contract	$241,005	8.01%
Tractor Supply	N/A	Chickasha	OK	19,185	$3,244,000	$169.09	Under Contract	$229,950	7.09%
Tractor Supply	994 US Highway 27 S	Cynthiana	KY	40,700	$1,955,080	$48.04	7/10/2013	$175,957	9.00%
Tractor Supply	276 S Hwy 16	Denver	NC	19,097	$4,209,250	$220.41	4/3/2012	$331,689	7.88%
Tractor Supply	90 Marketplace Dr	Newnan	GA	19,097	$3,943,000	$206.47	11/21/2012	$279,953	7.10%
Tractor Supply	8005 Marketplace Dr	Oak Ridge	NC	21,677	$3,539,000	$163.26	11/18/2013	$256,578	7.25%
Tractor Supply Co.	2310 Mercury Blvd	Murfreesboro	TN	24,000	$3,246,000	$135.25	7/28/2011	$243,450	7.50%
Tractor Supply	1266 Highway 641 S	Paris	TN	22,670	$2,250,000	$99.25	12/21/2011	$189,675	8.43%
Tractor Supply	476 W Third St	Forest	MS	24,708	$1,080,000	$43.71	8/12/2013	$91,800	8.50%
Min						$43.71			7.09%
Max						$220.41			9.00%
Average						$138.12			7.86%
Concluded Range of Price PSF			$75.00 to $150.00 per square foot

195

PT1032 – Rite Aid – St. Marys, OH

196

BASIC INFORMATION
Property Name:	Rite Aid	Report Type:	Restricted Appraisal Report
Address:	1502 Executive Dr.	Interest Appraised:	Leased Fee
City:	St. Marys	Value Premise:	Market Value
State:	OH	Date of Value- “As Is”:	December 31, 2013
County:	Auglaize	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	45885	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	2.60	Frontage:	Average
Gross Land Area (sf):	113,256	Access:	Good
Excess Land Area (Acres):	0.0	Site Visibility:	Good
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	390022 0080C	Location Rating:	Average
FEMA Map Date:	9/6/1989	Number of Parking Spaces:	60
		Parking Ratio (per 1,000 SF):	4.12
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2005
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	14,564	Condition Rating:	Good
Net Rentable Area (sf):	14,564	Actual Age (years):	9
# of Buildings:	1	Tenant:	Rite Aid
# of Stories:	1	Land to Building Ratio:	7.78

TAX/ZONING INFORMATION
Parcel ID Number(s):	K3262300100; K3262300200	Zoning Municipality:	City of St Marys
Taxing Authority/Jurisdiction:	Auglaize County	Current Zoning:	C2, General Commercial
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$419,840	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$25,189	Zoning Change Applied For:	No
Taxes per sf of NRA:	$1.73	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Rite Aid	Current Rent $/sf:	$17.01
Tenant S&P Rating:	B-	Rent Bump Date:	None
Lease Expiration:	July 31, 2025	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	None
	Landlord pays CapEx
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$3,060,000
Sales Comparison Approach:	$200.00 to $230.00 per square foot	Value PSF of NRA:	$210.11
Income Capitalization Approach:
Direct Capitalization	$3,060,000	Exposure Time:	6-9 months
Overall Capitalization Rate:	8.00%
		Market Rent $/sf:	$16.00
		Contract Rent $/sf:	$17.01

197

Rite Aid
Direct Capitalization Approach
As of December 31, 2013

	Amount	PSF
Potential Gross Revenue
Rental Revenue	$247,690	$17.01
Expense Reimbursement Revenue	50,676	3.48

Total Potential Gross Revenue	$298,366	$20.49

Vacancy Loss	$0	$0.00
Collection Loss	0	0.00

Effective Gross Income	$298,366	$20.49

Operating Expenses
CAM	$25,487	$1.75
Real Estate Taxes	25,189	1.73

Total Operating Expenses	$50,676	$3.48

Capital Reserves	$2,913	0.20

Net Operating Income	$244,777	$16.81

Overall Capitalization Rate		8.00%

Indicated Property Value	$3,059,713	$210.09

Less: Capital Expenditures	$0	$0.00

Indicated Property Value (Rounded)	$3,060,000	$210.11

198

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Rite Aid	101 E Fleming Dr	Morganton	NC	10,908	$3,200,000	$293.36	9/9/2013	$256,000	8.00%
Rite Aid	3295 Centerville Hwy	Snellville	GA	10,594	$2,460,000	$232.21	8/8/2013	$184,500	7.50%
Rite Aid	3362 Navarre Ave	Oregon	OH	14,565	$5,585,000	$383.45	6/14/2013	$474,725	8.50%
Rite Aid	2005 Maple St	Rome	GA	14,673	$5,152,100	$351.13	6/13/2013	$412,168	8.00%
Rite Aid	501 E Emmitt Ave	Waverly	OH	10,600	$2,395,000	$225.94	5/10/2013	$215,550	9.00%
Rite Aid	613 W Main St	Louisville	OH	14,564	$4,507,011	$309.46	11/15/2012	$419,152	9.30%
Rite Aid	1501 N Main St	Findlay	OH	14,564	$4,141,800	$284.39	10/3/2012	$373,176	9.01%
Rite Aid	330 River St	Cambridge	MA	13,777	$6,675,000	$484.50	2/29/2012	$440,550	6.60%
Min						$225.94			6.60%
Max						$484.50			9.30%
Average						$320.56			8.24%
Concluded Range of Price PSF				$200.00 to $230.00 per square foot

199

PT1033 – Tractor Supply – Glasgow, KY

200

BASIC INFORMATION
Property Name:	Tractor Supply	Report Type:	Restricted Appraisal Report
Address:	3300 Veterans Outer Loop	Interest Appraised:	Leased Fee
City:	Glasgow	Value Premise:	Market Value
State:	KY	Date of Value- “As Is”:	December 31, 2013
County:	Barren	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	42141	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	3.69	Frontage:	Average
Gross Land Area (sf):	160,736	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X, with A on border	Shape:	Regular
FEMA Community Map #:	210007 0165C	Location Rating:	Average
FEMA Map Date:	5/3/2011	Number of Parking Spaces:	93
		Parking Ratio (per 1,000 SF):	4.29
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2005
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	21,688	Condition Rating:	Good
Net Rentable Area (sf):	21,688	Actual Age (years):	9
# of Buildings:	1	Tenant:	Tractor Supply
# of Stories:	1	Land to Building Ratio:	7.41

TAX/ZONING INFORMATION
Parcel ID Number(s):	79-71E	Zoning Municipality:	City of Glasgow
Taxing Authority/Jurisdiction:	Barren County & City of Glasgow	Current Zoning:	B3,Highway Service Business
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$1,677,500	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$18,582	Zoning Change Applied For:	No
Taxes per sf of NRA:	$0.86	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Tractor Supply	Current Rent $/sf:	$9.28
Tenant S&P Rating:	Not Rated	Rent Bump Date:	April 1, 2015
Lease Expiration:	March 31, 2020	Rent at Bump Date $/sf:	$10.21
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	Currently negotiating lease extension to 12/31/2028 at
	Landlord pays CapEx		$16,775/mo. ($9.28/sf). These terms are utilized in our
Occupancy:	100%		second scenario with the new rent assumed to begin
			7/1/2014.

VALUATION SUMMARY - SCENARIO 1

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,580,000
Sales Comparison Approach:	$100.00 to $150.00 per square foot	Value PSF of NRA:	$118.96
Income Capitalization Approach:
Discounted Cash Flow:	$2,580,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	7.75%
Discount Rate:	8.50%	Market Rent $/sf:	$9.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$9.28
Expense Growth:	3.00%

VALUATION SUMMARY - SCENARIO 2

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,580,000
Sales Comparison Approach:	$100.00 to $150.00 per square foot	Value PSF of NRA:	$118.96
Income Capitalization Approach:
Discounted Cash Flow:	$2,580,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	7.50%
Discount Rate:	7.75%	Market Rent $/sf:	$9.00
Market Rent Growth	3.00%	Contract Rent $/sf:	$9.28
Expense Growth	3.00%

201

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 1
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$4,338

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	8.50%
Terminal Capitalization Rate:	7.75%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,580,000
Value PSF of NRA:	$118.96

Market Leasing Assumptions
Retail
Market Rent $/sf:	$9.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$15.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

202

Tractor Supply
Schedule of Prospective Cash Flow - Scenario 1
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$201,300	$216,398	$221,430	$221,430	$221,430	$221,430	$230,160	$233,069	$233,069	$233,069	$233,069
Absorption & Turnover Vacancy							(77,690)

Scheduled Base Rental Revenue	201,300	216,398	221,430	221,430	221,430	221,430	152,470	233,069	233,069	233,069	233,069

Expense Reimbursement Revenue
CAM	37,954	39,093	40,265	41,473	42,718	43,999	30,213	46,679	48,079	49,521	51,007
RE Tax	19,121	19,695	20,285	20,894	21,521	22,166	15,221	23,516	24,222	24,949	25,697

Total Reimbursement Revenue	57,075	58,788	60,550	62,367	64,239	66,165	45,434	70,195	72,301	74,470	76,704

Total Potential Gross Revenue	258,375	275,186	281,980	283,797	285,669	287,595	197,904	303,264	305,370	307,539	309,773

Effective Gross Revenue	258,375	275,186	281,980	283,797	285,669	287,595	197,904	303,264	305,370	307,539	309,773

Operating Expenses
CAM	37,954	39,093	40,265	41,473	42,718	43,999	45,319	46,679	48,079	49,521	51,007
RE Tax	19,121	19,695	20,285	20,894	21,521	22,166	22,831	23,516	24,222	24,949	25,697

Total Operating Expenses	57,075	58,788	60,550	62,367	64,239	66,165	68,150	70,195	72,301	74,470	76,704

Net Operating Income	201,300	216,398	221,430	221,430	221,430	221,430	129,754	233,069	233,069	233,069	233,069

Leasing & Capital Costs
Tenant Improvements							116,535
Leasing Commissions							43,001
Cap Expenditures		5,400
Reserve	4,338		4,602	4,740	4,882	5,028	5,179	5,335	5,495	5,660	5,829

Total Leasing & Capital Costs	4,338	5,400	4,602	4,740	4,882	5,028	164,715	5,335	5,495	5,660	5,829

Cash Flow Before Debt Service & Taxes	$196,962	$210,998	$216,828	$216,690	$216,548	$216,402	($34,961)	$227,734	$227,574	$227,409	$227,240

203

Tractor Supply
Discounted Cash Flow Analysis - Scenario 1
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	8.50%
Year 1	Dec-14	$196,962		$181,532
Year 2	Dec-15	210,998		179,233
Year 3	Dec-16	216,828		169,756
Year 4	Dec-17	216,690		156,358
Year 5	Dec-18	216,548		144,014
Year 6	Dec-19	216,402		132,643
Year 7	Dec-20	(34,961)		(19,750)
Year 8	Dec-21	227,734		118,574
Year 9	Dec-22	227,574		109,208
Year 10	Dec-23	227,409		100,580

Total Cash Flow		$1,922,184		$1,272,148
Property Resale @ 7.75%		2,947,195		1,303,501

Total Property Present Value				$2,575,649

Rounded				$2,580,000

Per Square Foot				$118.96

204

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 2
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$4,338

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	7.75%
Terminal Capitalization Rate:	7.50%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,580,000
Value PSF of NRA:	$118.96

Market Leasing Assumptions
Retail
Market Rent $/sf:	$9.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New:	$15.00
Tenant Improvements-Renewal:	$0.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

205

Tractor Supply
Schedule of Prospective Cash Flow - Scenario 2
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$201,300	$201,300	$201,300	$201,300	$201,300	$201,300	$201,300	$201,300	$201,300	$201,300	$201,300

Scheduled Base Rental Revenue	201,300	201,300	201,300	201,300	201,300	201,300	201,300	201,300	201,300	201,300	201,300

Expense Reimbursement Revenue
CAM	37,954	39,093	40,265	41,473	42,718	43,999	45,319	46,679	48,079	49,521	51,007
RE Tax	19,121	19,695	20,285	20,894	21,521	22,166	22,831	23,516	24,222	24,949	25,697

Total Reimbursement Revenue	57,075	58,788	60,550	62,367	64,239	66,165	68,150	70,195	72,301	74,470	76,704

Total Potential Gross Revenue	258,375	260,088	261,850	263,667	265,539	267,465	269,450	271,495	273,601	275,770	278,004

Effective Gross Revenue	258,375	260,088	261,850	263,667	265,539	267,465	269,450	271,495	273,601	275,770	278,004

Operating Expenses
CAM	37,954	39,093	40,265	41,473	42,718	43,999	45,319	46,679	48,079	49,521	51,007
RE Tax	19,121	19,695	20,285	20,894	21,521	22,166	22,831	23,516	24,222	24,949	25,697

Total Operating Expenses	57,075	58,788	60,550	62,367	64,239	66,165	68,150	70,195	72,301	74,470	76,704

Net Operating Income	201,300	201,300	201,300	201,300	201,300	201,300	201,300	201,300	201,300	201,300	201,300

Leasing & Capital Costs
Cap Expenditures		5,400
Reserve	4,338		4,602	4,740	4,882	5,028	5,179	5,335	5,495	5,660	5,829

Total Leasing & Capital Costs	4,338	5,400	4,602	4,740	4,882	5,028	5,179	5,335	5,495	5,660	5,829

Cash Flow Before Debt Service & Taxes	$196,962	$195,900	$196,698	$196,560	$196,418	$196,272	$196,121	$195,965	$195,805	$195,640	$195,471

206

Tractor Supply
Discounted Cash Flow Analysis - Scenario 2
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	7.75%
Year 1	Dec-14	$196,962		$182,795
Year 2	Dec-15	195,900		168,733
Year 3	Dec-16	196,698		157,235
Year 4	Dec-17	196,560		145,823
Year 5	Dec-18	196,418		135,237
Year 6	Dec-19	196,272		125,416
Year 7	Dec-20	196,121		116,306
Year 8	Dec-21	195,965		107,855
Year 9	Dec-22	195,805		100,016
Year 10	Dec-23	195,640		92,744

Total Cash Flow		$1,962,341		$1,332,160
Property Resale @ 7.50%		2,630,320		1,246,912

Total Property Present Value				$2,579,072

Rounded				$2,580,000

Per Square Foot				$118.96

207

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Tractor Supply	N/A	Marion	IN	19,097	$3,010,000	$157.62	Under Contract	$241,005	8.01%
Tractor Supply	N/A	Chickasha	OK	19,185	$3,244,000	$169.09	Under Contract	$229,950	7.09%
Tractor Supply	994 US Highway 27 S	Cynthiana	KY	40,700	$1,955,080	$48.04	7/10/2013	$175,957	9.00%
Tractor Supply	276 S Hwy 16	Denver	NC	19,097	$4,209,250	$220.41	4/3/2012	$331,689	7.88%
Tractor Supply	90 Marketplace Dr	Newnan	GA	19,097	$3,943,000	$206.47	11/21/2012	$279,953	7.10%
Tractor Supply	8005 Marketplace Dr	Oak Ridge	NC	21,677	$3,539,000	$163.26	11/18/2013	$256,578	7.25%
Tractor Supply Co.	2310 Mercury Blvd	Murfreesboro	TN	24,000	$3,246,000	$135.25	7/28/2011	$243,450	7.50%
Tractor Supply	1266 Highway 641 S	Paris	TN	22,670	$2,250,000	$99.25	12/21/2011	$189,675	8.43%
Tractor Supply	476 W Third St	Forest	MS	24,708	$1,080,000	$43.71	8/12/2013	$91,800	8.50%
Min						$43.71			7.09%
Max						$220.41			9.00%
Average						$138.12			7.86%
Concluded Range of Price PSF			$100.00 to $150.00 per square foot

208

PT1036 – Best Buy – Tupelo, MS

209

BASIC INFORMATION
Property Name:	Best Buy	Report Type:	Restricted Appraisal Report
Address:	3040 N. Gloster St.	Interest Appraised:	Leased Fee
City:	Tupelo	Value Premise:	Market Value
State:	MS	Date of Value- “As Is”:	December 31, 2013
County:	Lee	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	38804	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	3.07	Frontage:	Average
Gross Land Area (sf):	133,729	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	AE	Shape:	Regular
FEMA Community Map #:	280227 0162E	Location Rating:	Average
FEMA Map Date:	2/3/2010	Number of Parking Spaces:	204
		Parking Ratio (per 1,000 SF):	10.20
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2005
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	20,000	Condition Rating:	Average
Net Rentable Area (sf):	20,000	Actual Age (years):	9
# of Buildings:	1	Tenant:	Best Buy
# of Stories:	1	Land to Building Ratio:	6.69

TAX/ZONING INFORMATION
Parcel ID Number(s):	084S-18-001-30	Zoning Municipality:	City of Tupelo
Taxing Authority/Jurisdiction:	Lee County	Current Zoning:	RC, Regional Center
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$454,020	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$62,655	Zoning Change Applied For:	No
Taxes per sf of NRA:	$3.13	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Best Buy	Current Rent $/sf:	$14.89
Tenant S&P Rating:	BB	Rent Bump Date:	None
Lease Expiration:	January 31, 2016	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes, Landlord pays CapEx	Comment:	CCPT has discussed an extension with Best Buy; however, Best Buy has requested a 30% rent reduction and CCPT has not agreed. Discussions are on-going.
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,760,000
Sales Comparison Approach:	$130.00 to $150.00 per square foot	Value PSF of NRA:	$138.00
Income Capitalization Approach:
Discounted Cash Flow:	$2,760,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.75%
Discount Rate:	9.00%	Market Rent $/sf:	$12.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$14.89
Expense Growth:	3.00%

210

DISCOUNTED CASH FLOW ASSUMPTIONS
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$4,000

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	9.00%
Terminal Capitalization Rate:	8.75%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,760,000
Value PSF of NRA:	$138.00

Market Leasing Assumptions
Retail
Market Rent $/sf:	$12.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$15.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]
[1] Included in discount rate
[2] Tenant pays all Operating & RE Taxes, Landlord pays CapEx

211

Best Buy
Schedule of Prospective Cash Flow
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$297,800	$297,800	$258,215	$254,616	$254,616	$254,616	$254,616	$262,042	$267,347	$267,347	$267,347
Absorption & Turnover Vacancy	0	0	(84,872)	0	0	0	0	0	0	0	0

Scheduled Base Rental Revenue	297,800	297,800	173,343	254,616	254,616	254,616	254,616	262,042	267,347	267,347	267,347
Expense Reimbursement Revenue	97,655	100,585	69,068	106,710	109,912	113,209	116,605	120,104	123,706	127,418	131,240

Total Potential Gross Revenue	395,455	398,385	242,411	361,326	364,528	367,825	371,221	382,146	391,053	394,765	398,587

Effective Gross Revenue	395,455	398,385	242,411	361,326	364,528	367,825	371,221	382,146	391,053	394,765	398,587

Operating Expenses
CAM	35,000	36,050	37,132	38,245	39,393	40,575	41,792	43,046	44,337	45,667	47,037
Real Estate Taxes	62,655	64,535	66,471	68,465	70,519	72,634	74,813	77,058	79,369	81,751	84,203

Total Operating Expenses	97,655	100,585	103,603	106,710	109,912	113,209	116,605	120,104	123,706	127,418	131,240

Net Operating Income	297,800	297,800	138,808	254,616	254,616	254,616	254,616	262,042	267,347	267,347	267,347

Leasing & Capital Costs
Tenant Improvements	0	0	95,481	0	0	0	0	0	0	0	0
Leasing Commissions	0	0	46,977	0	0	0	0	0	0	0	0
Capital Reserves	4,000	4,120	4,244	4,371	4,502	4,637	4,776	4,919	5,067	5,219	5,376

Total Leasing & Capital Costs	4,000	4,120	146,702	4,371	4,502	4,637	4,776	4,919	5,067	5,219	5,376

Cash Flow Before Debt Service & Taxes	$293,800	$293,680	$(7,894)	$250,245	$250,114	$249,979	$249,840	$257,123	$262,280	$262,128	$261,971

212

Best Buy
Discounted Cash Flow Analysis
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	9.00%
Year 1	Dec-14	$293,800		$269,541
Year 2	Dec-15	293,680		247,185
Year 3	Dec-16	(7,894)		(6,096)
Year 4	Dec-17	250,245		177,280
Year 5	Dec-18	250,114		162,557
Year 6	Dec-19	249,979		149,054
Year 7	Dec-20	249,840		136,671
Year 8	Dec-21	257,123		129,041
Year 9	Dec-22	262,280		120,761
Year 10	Dec-23	262,128		110,726

Total Cash Flow		$2,361,295		$1,496,720
Property Resale @ 8.75%		2,994,286		1,264,819

Total Property Present Value				$2,761,539

Rounded				$2,760,000

Per Square Foot				$138.00

213

Comparable Sales
				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Best Buy	5635 Johnston St	Lafayette	LA	45,000	$5,550,000	$123.33	10/4/2013	$492,840	8.88%
Best Buy	975 N Point Dr	Alpharetta	GA	45,321	$8,150,000	$179.83	9/11/2013	$731,870	8.98%
Best Buy	3117 Turkey Creek Blvd	Joplin	MO	30,000	$3,275,000	$109.17	3/28/2013	$270,188	8.25%
Best Buy	5025 Jimmy Lee Smith Pky	Hiram	GA	30,258	$5,200,000	$171.86	9/13/2012	$509,600	9.80%
Best Buy	30830 Orchard Lake Rd	Farmington Hills	MI	45,600	$12,000,000	$263.16	3/2/2012	$957,600	7.98%
Best Buy	304 Market Plz	Southaven	MS	30,645	$4,950,000	$161.53	9/26/2011	$438,570	8.86%
Best Buy	7021 120th Ave	Kenosha	WI	30,000	$6,600,000	$220.00	7/12/2011	$510,180	7.73%
Best Buy	5425 S Harvey St	Norton Shores	MI	30,056	$5,292,000	$176.07	3/30/2011	$394,783	7.46%
Best Buy	3725 US Hwy 41 W	Marquette	MI	30,040	$4,952,000	$164.85	2/15/2011	$387,742	7.83%

Min						$109.17			7.46%
Max						$263.16			9.80%
Average						$174.42			8.42%
Concluded Range of Price PSF				$130.00 to $150.00 per square foot

214

PT1037 – Conn’s – Hurst, TX

215

BASIC INFORMATION
Property Name:	Conn's	Report Type:	Restricted Appraisal Report
Address:	747 NE Loop 820	Interest Appraised:	Leased Fee
City:	Hurst	Value Premise:	Market Value
State:	TX	Date of Value- "As Is":	December 31, 2013
County:	Tarrant	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	76053	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the "As Is" Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	2.06	Frontage:	Good
Gross Land Area (sf):	89,734	Access:	Good
Excess Land Area (Acres):	0.0	Site Visibility:	Good
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	480601 0205K	Location Rating:	Good
FEMA Map Date:	9/25/2009	Number of Parking Spaces:	99
		Parking Ratio (per 1,000 SF):	3.92
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	1999
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	25,230	Condition Rating:	Average
Net Rentable Area (sf):	25,230	Actual Age (years):	15
# of Buildings:	1	Tenant:	Conn's
# of Stories:	1	Land to Building Ratio:	3.56

TAX/ZONING INFORMATION
Parcel ID Number(s):	00040996239	Zoning Municipality:	City of Hurst
Taxing Authority/Jurisdiction:	Tarrant County	Current Zoning:	OCPD, Outdoor Commercial/Planned Development
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$1,750,000	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$46,986	Zoning Change Applied For:	No
Taxes per sf of NRA:	$1.86	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:	As Improved:
The highest and best use of the subject property as vacant is for retail development.	The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Conn's	Current Rent $/sf:	$8.39
Tenant S&P Rating:	Not Rated	Rent Bump Date:	October 1, 2016
Lease Expiration:	September 30, 2019	Rent at Bump Date $/sf:	$8.66
Expense Recovery:	NNN: Tenant pays all Operating, RE Taxes and CapEx	Comment:	None
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,610,000
Sales Comparison Approach:	$95.00 to $150.00 per square foot	Value PSF of NRA:	$103.45
Income Capitalization Approach:
Discounted Cash Flow:	$2,610,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.25%
Discount Rate:	8.50%	Market Rent $/sf:	$10.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$8.39
Expense Growth:	3.00%

216

DISCOUNTED CASH FLOW ASSUMPTIONS
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$5,046

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	8.50%
Terminal Capitalization Rate:	8.25%
Basis Point Spread over OAR:	0.50%
Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,610,000
Value PSF of NRA:	$103.45

Market Leasing Assumptions
Retail
Market Rent $/sf:	$10.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$15.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

The tenant has multiple extension options and based on our analysis we have assumed the first option at $8.91/sf is exercised since it is deemed to be below market

217

Conn's
Schedule of Prospective Cash Flow
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$211,800	$211,800	$213,450	$218,400	$218,400	$219,975	$224,700	$224,700	$226,425	$231,600	$231,600
Scheduled Base Rental Revenue	211,800	211,800	213,450	218,400	218,400	219,975	224,700	224,700	226,425	231,600	231,600

Expense Reimbursement Revenue
CAM	44,152	45,477	46,841	48,247	49,694	51,185	52,720	54,302	55,931	57,609	59,337
RE Tax	46,986	48,396	49,847	51,343	52,883	54,469	56,104	57,787	59,520	61,306	63,145

Total Reimbursement Revenue	91,138	93,873	96,688	99,590	102,577	105,654	108,824	112,089	115,451	118,915	122,482

Total Potential Gross Revenue	302,938	305,673	310,138	317,990	320,977	325,629	333,524	336,789	341,876	350,515	354,082

Effective Gross Revenue	302,938	305,673	310,138	317,990	320,977	325,629	333,524	336,789	341,876	350,515	354,082

Operating Expenses
CAM	44,153	45,477	46,841	48,247	49,694	51,185	52,720	54,302	55,931	57,609	59,337
RE Tax	46,986	48,396	49,847	51,343	52,883	54,470	56,104	57,787	59,520	61,306	63,145

Total Operating Expenses	91,139	93,873	96,688	99,590	102,577	105,655	108,824	112,089	115,451	118,915	122,482

Net Operating Income	211,799	211,800	213,450	218,400	218,400	219,974	224,700	224,700	226,425	231,600	231,600

Leasing & Capital Costs
Cap Expenditures
Reserve	5,046	5,197	5,353	5,514	5,679	5,850	6,025	6,206	6,392	6,584	6,781

Total Leasing & Capital Costs	5,046	5,197	5,353	5,514	5,679	5,850	6,025	6,206	6,392	6,584	6,781

Cash Flow Before Debt Service & Taxes	$206,753	$206,603	$208,097	$212,886	$212,721	$214,124	$218,675	$218,494	$220,033	$225,016	$224,819

218

Conn's
Discounted Cash Flow Analysis
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	8.50%
Year 1	Dec-14	$206,753		$190,556
Year 2	Dec-15	206,603		175,500
Year 3	Dec-16	208,097		162,921
Year 4	Dec-17	212,886		153,613
Year 5	Dec-18	212,721		141,469
Year 6	Dec-19	214,124		131,246
Year 7	Dec-20	218,675		123,535
Year 8	Dec-21	218,494		113,763
Year 9	Dec-22	220,033		105,589
Year 10	Dec-23	225,016		99,521

Total Cash Flow		$2,143,402		$1,397,714
Property Resale @ 8.25%		2,751,127		1,216,783

Total Property Present Value				$2,614,498

Rounded				$2,610,000

Per Square Foot				$103.45

219

Comparable Sales
				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Ross Dress for Less	4629 S Hulen St	Fort Worth	TX	32,400	$4,900,000	$151.23	10/4/2012	$356,230	7.27%
Ashley Furniture Homestores	1201 S Earl Rudder Fwy	College Station	TX	35,000	$5,900,000	$168.57	6/20/2013	$501,500	8.50%
Tractor Supply	2911 E Austin St	Giddings	TX	19,000	$3,251,741	$171.14	12/21/2012	$225,996	6.95%
Big Lots	4905 W Waco Dr	Waco	TX	28,470	$2,600,000	$91.32	12/10/2012	$199,680	7.68%
The Container Store	8460 Parkwood Blvd	Dallas	TX	23,286	$7,950,000	$341.41	5/16/2013	$647,925	8.15%
Gander Mountain	2301 Earl Rudder Fwy S	College Station	TX	67,753	$9,300,000	$137.26	2/2/2012	$883,500	9.50%
Gander Mountain	2301 Earl Rudder Fwy S	College Station	TX	67,753	$9,300,000	$137.26	2/2/2012	$883,500	9.50%
Tractor Supply	1530 S Main St	Boerne	TX	19,097	$2,307,124	$120.81	1/5/2011	$194,952	8.45%
Min						$91.32			6.95%
Max						$341.41			9.50%
Average						$164.88			8.25%
Concluded Range of Price PSF		$95.00 to $150.00 per square foot

220

PT1038 – Conn’s – Austin, TX

221

BASIC INFORMATION
Property Name:	Conn's	Report Type:	Restricted Appraisal Report
Address:	11101 Pecan Park Blvd.	Interest Appraised:	Leased Fee
City:	Austin	Value Premise:	Market Value
State:	TX	Date of Value- "As Is":	December 31, 2013
County:	Williamson	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	78613	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the "As Is" Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	3.16	Frontage:	Average
Gross Land Area (sf):	137,650	Access:	Good
Excess Land Area (Acres):	0.0	Site Visibility:	Good
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	480624 0610E	Location Rating:	Good
FEMA Map Date:	9/26/2008	Number of Parking Spaces:	111
		Parking Ratio (per 1,000 SF):	4.45
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2002
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	24,960	Condition Rating:	Average
Net Rentable Area (sf):	24,960	Actual Age (years):	12
# of Buildings:	1	Tenant:	Conn's
# of Stories:	1	Land to Building Ratio:	5.51

TAX/ZONING INFORMATION
Parcel ID Number(s):	3498-000A-0001	Zoning Municipality:	City of Austin
Taxing Authority/Jurisdiction:	Williamson County & Round Rock ISD	Current Zoning:	GR, Community Commercial
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$2,885,641	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$71,392	Zoning Change Applied For:	No
Taxes per sf of NRA:	$2.86	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:	As Improved:
The highest and best use of the subject property as vacant is for retail development.	The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Conn's	Current Rent $/sf:	$15.02
Tenant S&P Rating:	Not Rated	Rent Bump Date:	October 1, 2014
Lease Expiration:	September 30, 2017	Rent at Bump Date $/sf:	$15.62
Expense Recovery:	NNN: Tenant pays all Operating, RE Taxes and CapEx	Comment:	Conn's has subleased this property to Savers Thrift Store. The terms of the sublease have not been disclosed.
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$4,180,000
Sales Comparison Approach:	$120.00 to $180.00 per square foot	Value PSF of NRA:	$167.47
Income Capitalization Approach:
Discounted Cash Flow:	$4,180,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.75%
Discount Rate:	9.00%	Market Rent $/sf:	$14.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$15.02
Expense Growth:	3.00%

222

DISCOUNTED CASH FLOW ASSUMPTIONS
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$4,992

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	9.00%
Terminal Capitalization Rate:	8.75%
Basis Point Spread over OAR:	0.50%
Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$4,180,000
Value PSF of NRA:	$167.47

Market Leasing Assumptions
Retail
Market Rent $/sf:	$14.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$15.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

223

Conn's
Schedule of Prospective Cash Flow
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$378,571	$389,816	$389,816	$387,823	$393,298	$393,298	$393,298	$393,298	$393,298	$411,324	$412,963
Absorption & Turnover Vacancy				(95,461)	(32,775)

Scheduled Base Rental Revenue	378,571	389,816	389,816	292,362	360,523	393,298	393,298	393,298	393,298	411,324	412,963

Expense Reimbursement Revenue
CAM	43,680	44,990	46,340	35,798	45,065	50,637	52,156	53,721	55,333	56,992	58,702
RE Tax	71,392	73,534	75,740	58,509	73,656	82,763	85,246	87,803	90,437	93,150	95,945

Total Reimbursement Revenue	115,072	118,524	122,080	94,307	118,721	133,400	137,402	141,524	145,770	150,142	154,647

Total Potential Gross Revenue	493,643	508,340	511,896	386,669	479,244	526,698	530,700	534,822	539,068	561,466	567,610

Effective Gross Revenue	493,643	508,340	511,896	386,669	479,244	526,698	530,700	534,822	539,068	561,466	567,610

Operating Expenses
CAM	43,680	44,990	46,340	47,730	49,162	50,637	52,156	53,721	55,333	56,992	58,702
RE Tax	71,392	73,534	75,740	78,012	80,352	82,763	85,246	87,803	90,437	93,150	95,945

Total Operating Expenses	115,072	118,524	122,080	125,742	129,514	133,400	137,402	141,524	145,770	150,142	154,647

Net Operating Income	378,571	389,816	389,816	260,927	349,730	393,298	393,298	393,298	393,298	411,324	412,963

Leasing & Capital Costs
Tenant Improvements					126,417
Leasing Commissions					72,563
Cap Expenditures
Reserve	4,992	5,142	5,296	5,455	5,619	5,787	5,961	6,140	6,324	6,513	6,709

Total Leasing & Capital Costs	4,992	5,142	5,296	5,455	204,599	5,787	5,961	6,140	6,324	6,513	6,709

Cash Flow Before Debt Service & Taxes	$373,579	$384,674	$384,520	$255,472	$145,131	$387,511	$387,337	$387,158	$386,974	$404,811	$406,254

224

Conn's
Discounted Cash Flow Analysis
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	9.00%
Year 1	Dec-14	$373,579		$342,733
Year 2	Dec-15	384,674		323,772
Year 3	Dec-16	384,520		296,920
Year 4	Dec-17	255,472		180,983
Year 5	Dec-18	145,131		94,325
Year 6	Dec-19	387,511		231,060
Year 7	Dec-20	387,337		211,887
Year 8	Dec-21	387,158		194,302
Year 9	Dec-22	386,974		178,174
Year 10	Dec-23	404,811		170,997

Total Cash Flow		$3,497,167		$2,225,152
Property Resale @ 8.75%		4,625,186		1,953,728

Total Property Present Value				$4,178,880

Rounded				$4,180,000

Per Square Foot				$167.47

225

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Ashley Furniture Homestores	1201 S Earl Rudder Fwy	College Station	TX	35,000	$5,900,000	$168.57	6/20/2013	$501,500	8.50%
Tractor Supply	2911 E Austin St	Giddings	TX	19,000	$3,251,741	$171.14	12/21/2012	$225,996	6.95%
Big Lots	4905 W Waco Dr	Waco	TX	28,470	$2,600,000	$91.32	12/10/2012	$199,680	7.68%
Gander Mountain	2301 Earl Rudder Fwy S	College Station	TX	67,753	$9,300,000	$137.26	2/2/2012	$883,500	9.50%
Gander Mountain	2301 Earl Rudder Fwy S	College Station	TX	67,753	$9,300,000	$137.26	2/2/2012	$883,500	9.50%
Tractor Supply	1530 S Main St	Boerne	TX	19,097	$2,307,124	$120.81	1/5/2011	$194,952	8.45%
Min						$91.32			6.95%
Max						$171.14			9.50%
Average						$137.73			8.43%
Concluded Range of Price PSF			$120.00 to $180.00 per square foot

226

PT1039 – Conn’s – Austin, TX

227

BASIC INFORMATION
Property Name:	Conn’s	Report Type:	Restricted Appraisal Report
Address:	2531 West Anderson Ln.	Interest Appraised:	Leased Fee
City:	Austin	Value Premise:	Market Value
State:	TX	Date of Value- “As Is”:	December 31, 2013
County:	Travis	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	78757	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.91	Frontage:	Good
Gross Land Area (sf):	83,200	Access:	Good
Excess Land Area (Acres):	0.0	Site Visibility:	Good
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	480624 0455H	Location Rating:	Good
FEMA Map Date:	9/26/2008	Number of Parking Spaces:	58
		Parking Ratio (per 1,000 SF):	2.32
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2002
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	24,960	Condition Rating:	Average
Net Rentable Area (sf):	24,960	Actual Age (years):	12
# of Buildings:	1	Tenant:	Conn’s
# of Stories:	1	Land to Building Ratio:	3.33

TAX/ZONING INFORMATION
Parcel ID Number(s):	02-3904-0302-0000	Zoning Municipality:	City of Austin
Taxing Authority/Jurisdiction:	Travis County	Current Zoning:	GRV, Community Commercial, with CS1-V
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$2,548,014	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$62,763	Zoning Change Applied For:	No
Taxes per sf of NRA:	$2.51	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:	As Improved:
The highest and best use of the subject property as vacant is for retail development.	The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Conn’s	Current Rent $/sf:	$15.47
Tenant S&P Rating:	Not Rated	Rent Bump Date:	July 1, 2014
Lease Expiration:	June 30, 2017	Rent at Bump Date $/sf:	$16.09
Expense Recovery:	NNN: Tenant pays all Operating, RE Taxes	Comment:	CCPT in talks with Ross Dress For Less to take over the
	and CapEx		space with a new 10-year lease at $14.00/sf. These terms
Occupancy:	100%		are utilized in our second scenario with the new rent
			assumed to begin 7/1/2014. Conn’s will reimburse CCPT
			for 70% of the leasing costs for Ross.

VALUATION SUMMARY - SCENARIO 1

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$3,980,000
Sales Comparison Approach:	$120.00 to $170.00 per square foot	Value PSF of NRA:	$159.46
Income Capitalization Approach:
Discounted Cash Flow:	$3,980,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.75%
Discount Rate:	9.50%	Market Rent $/sf:	$14.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$15.47
Expense Growth:	3.00%

VALUATION SUMMARY - SCENARIO 2

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$3,650,000
Sales Comparison Approach:	$120.00 to $170.00 per square foot	Value PSF of NRA:	$146.23
Income Capitalization Approach:
Discounted Cash Flow:	$3,650,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.75%
Discount Rate:	9.00%	Market Rent $/sf:	$14.00
Market Rent Growth	3.00%	Contract Rent $/sf:	$15.47
Expense Growth	3.00%

228

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 1
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$4,992

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	9.50%
Terminal Capitalization Rate:	8.75%
Basis Point Spread over OAR:	1.00%
Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$3,980,000
Value PSF of NRA:	$159.46

Market Leasing Assumptions
Retail
Market Rent $/sf:	$14.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$15.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

229

Conn’s
Schedule of Prospective Cash Flow - Scenario 1
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$393,774	$401,495	$401,495	$391,669	$381,843	$381,843	$381,843	$381,843	$385,025	$400,935	$400,935
Absorption & Turnover Vacancy				(127,281)

Scheduled Base Rental Revenue	393,774	401,495	401,495	264,388	381,843	381,843	381,843	381,843	385,025	400,935	400,935

Expense Reimbursement Revenue
CAM	43,680	44,990	46,340	31,820	49,162	50,637	52,156	53,721	55,333	56,992	58,702
RE Tax	62,763	64,646	66,585	45,722	70,640	72,760	74,942	77,191	79,506	81,891	84,348

Total Reimbursement Revenue	106,443	109,636	112,925	77,542	119,802	123,397	127,098	130,912	134,839	138,883	143,050

Total Potential Gross Revenue	500,217	511,131	514,420	341,930	501,645	505,240	508,941	512,755	519,864	539,818	543,985

Effective Gross Revenue	500,217	511,131	514,420	341,930	501,645	505,240	508,941	512,755	519,864	539,818	543,985

Operating Expenses
CAM	43,680	44,990	46,340	47,730	49,162	50,637	52,156	53,721	55,333	56,992	58,702
RE Tax	62,763	64,646	66,585	68,583	70,640	72,760	74,942	77,191	79,506	81,891	84,348

Total Operating Expenses	106,443	109,636	112,925	116,313	119,802	123,397	127,098	130,912	134,839	138,883	143,050

Net Operating Income	393,774	401,495	401,495	225,617	381,843	381,843	381,843	381,843	385,025	400,935	400,935

Leasing & Capital Costs
Tenant Improvements				122,735
Leasing Commissions				70,450
Cap Expenditures
Reserve	4,992	5,142	5,296	5,455	5,619	5,787	5,961	6,140	6,324	6,513	6,709

Total Leasing & Capital Costs	4,992	5,142	5,296	198,640	5,619	5,787	5,961	6,140	6,324	6,513	6,709

Cash Flow Before Debt Service & Taxes	$388,782	$396,353	$396,199	$26,977	$376,224	$376,056	$375,882	$375,703	$378,701	$394,422	$394,226

230

Conn’s
Discounted Cash Flow Analysis - Scenario 1
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	9.50%
Year 1	Dec-14	$388,782		$355,052
Year 2	Dec-15	396,353		330,563
Year 3	Dec-16	396,199		301,766
Year 4	Dec-17	26,977		18,765
Year 5	Dec-18	376,224		238,988
Year 6	Dec-19	376,056		218,156
Year 7	Dec-20	375,882		199,137
Year 8	Dec-21	375,703		181,774
Year 9	Dec-22	378,701		167,328
Year 10	Dec-23	394,422		159,155

Total Cash Flow		$3,485,299		$2,170,685
Property Resale @ 8.75%		4,490,472		1,811,969

Total Property Present Value				$3,982,654

Rounded				$3,980,000

Per Square Foot				$159.46

231

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 2
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$4,992

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	9.00%
Terminal Capitalization Rate:	8.75%
Basis Point Spread over OAR:	1.00%
Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$3,650,000
Value PSF of NRA:	$146.23

Market Leasing Assumptions
Retail
Market Rent $/sf:	$14.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New:	$15.00
Tenant Improvements-Renewal:	$0.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

232

Conn’s
Schedule of Prospective Cash Flow - Scenario 2
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$393,774	$365,218	$361,920	$361,920	$361,920	$361,920	$384,800	$386,880	$386,880	$386,880	$386,880

Scheduled Base Rental Revenue	393,774	365,218	361,920	361,920	361,920	361,920	384,800	386,880	386,880	386,880	386,880

Expense Reimbursement Revenue
CAM	43,680	44,990	46,340	47,730	49,162	50,637	52,156	53,721	55,333	56,992	58,702
RE Tax	62,763	64,646	66,585	68,583	70,640	72,760	74,942	77,191	79,506	81,891	84,348

Total Reimbursement Revenue	106,443	109,636	112,925	116,313	119,802	123,397	127,098	130,912	134,839	138,883	143,050

Total Potential Gross Revenue	500,217	474,854	474,845	478,233	481,722	485,317	511,898	517,792	521,719	525,763	529,930

Effective Gross Revenue	500,217	474,854	474,845	478,233	481,722	485,317	511,898	517,792	521,719	525,763	529,930

Operating Expenses
CAM	43,680	44,990	46,340	47,730	49,162	50,637	52,156	53,721	55,333	56,992	58,702
RE Tax	62,763	64,646	66,585	68,583	70,640	72,760	74,942	77,191	79,506	81,891	84,348

Total Operating Expenses	106,443	109,636	112,925	116,313	119,802	123,397	127,098	130,912	134,839	138,883	143,050

Net Operating Income	393,774	365,218	361,920	361,920	361,920	361,920	384,800	386,880	386,880	386,880	386,880

Leasing & Capital Costs
Tenant Improvements		490,000
Leasing Commissions		157,248
Cap Expenditures
Reserve	4,992	5,142	5,296	5,455	5,619	5,787	5,961	6,140	6,324	6,513	6,709

Total Leasing & Capital Costs	4,992	652,390	5,296	5,455	5,619	5,787	5,961	6,140	6,324	6,513	6,709

Cash Flow Before Debt Service & Taxes	$388,782	($287,172)	$356,624	$356,465	$356,301	$356,133	$378,839	$380,740	$380,556	$380,367	$380,171

233

Conn’s
Discounted Cash Flow Analysis - Scenario 2
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	9.00%
Year 1	Dec-14	$388,782		$356,681
Year 2	Dec-15	(287,172)		(241,707)
Year 3	Dec-16	356,624		275,379
Year 4	Dec-17	356,465		252,529
Year 5	Dec-18	356,301		231,571
Year 6	Dec-19	356,133		212,350
Year 7	Dec-20	378,839		207,238
Year 8	Dec-21	380,740		191,081
Year 9	Dec-22	380,556		175,219
Year 10	Dec-23	380,367		160,671

Total Cash Flow		$3,047,635		$1,821,012
Property Resale @ 8.75%		4,333,056		1,830,330

Total Property Present Value				$3,651,341

Rounded				$3,650,000

Per Square Foot				$146.23

234

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Ashley Furniture Homestores	1201 S Earl Rudder Fwy	College Station	TX	35,000	$5,900,000	$168.57	6/20/2013	$501,500	8.50%
Tractor Supply	2911 E Austin St	Giddings	TX	19,000	$3,251,741	$171.14	12/21/2012	$225,996	6.95%
Big Lots	4905 W Waco Dr	Waco	TX	28,470	$2,600,000	$91.32	12/10/2012	$199,680	7.68%
Gander Mountain	2301 Earl Rudder Fwy S	College Station	TX	67,753	$9,300,000	$137.26	2/2/2012	$883,500	9.50%
Gander Mountain	2301 Earl Rudder Fwy S	College Station	TX	67,753	$9,300,000	$137.26	2/2/2012	$883,500	9.50%
Tractor Supply	1530 S Main St	Boerne	TX	19,097	$2,307,124	$120.81	1/5/2011	$194,952	8.45%
Min						$91.32			6.95%
Max						$171.14			9.50%
Average						$137.73			8.43%
Concluded Range of Price PSF			$120.00 to $170.00 per square foot

235

PT1040 – Vanguard Car Rental – College Park, GA

236

BASIC INFORMATION
Property Name:	Vanguard Car Rental	Report Type:	Restricted Appraisal Report
Address:	3600 Naturally Fresh Blvd.	Interest Appraised:	Leased Fee
City:	College Park	Value Premise:	Market Value
State:	GA	Date of Value- “As Is”:	December 31, 2013
County:	Fulton	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	30349	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the “As Is” Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	35.00	Frontage:	Average
Gross Land Area (sf):	1,524,600	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	135160 0457F	Location Rating:	Average
FEMA Map Date:	9/18/2013	Number of Parking Spaces:	398
		Parking Ratio (per 1,000 SF):	17.04
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Off Airport Rental Car Storage	Year Built:	2002
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	23,360	Condition Rating:	Average
Net Rentable Area (sf):	23,360	Actual Age (years):	12
# of Buildings:	3	Tenant:	Vanguard Car Rental
# of Stories:	1	Land to Building Ratio:	65.27

TAX/ZONING INFORMATION
Parcel ID Number(s):	13 -0065- LL-047-7	Zoning Municipality:	Fulton County
Taxing Authority/Jurisdiction:	Fulton County	Current Zoning:	M-1, Light Industrial
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$1,325,400	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$55,139	Zoning Change Applied For:	No
Taxes per sf of NRA:	$2.36	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:	As Improved:
The highest and best use of the subject property as vacant is for industrial development.	The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Vanguard Car Rental	Current Rent $/sf:	$55.88
Tenant S&P Rating:	Not Rated	Rent Bump Date:	None
Lease Expiration:	December 31, 2022	Rent at Bump Date $/sf:	None
Expense Recovery:	NNN: Tenant pays all Operating, RE Taxes and Cap Ex	Comment:	None
Occupancy:	100%

VALUATION SUMMARY

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$12,870,000
Sales Comparison Approach:	Not Applicable	Value PSF of NRA:	$550.94
Income Capitalization Approach:
Discounted Cash Flow:	$12,870,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.25%
Discount Rate:	9.00%	Market Rent $/sf:	$25.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$55.88
Expense Growth:	3.00%

237

DISCOUNTED CASH FLOW ASSUMPTIONS
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$4,672

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	9.00%
Terminal Capitalization Rate:	8.25%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$12,870,000
Value PSF of NRA:	$550.94

Market Leasing Assumptions
Car Rental
Market Rent $/sf:	$25.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$10.00
Tenant Improvements-Renewal $/sf:	$5.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

238

Vanguard Car Rental
Schedule of Prospective Cash Flow
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$1,305,452	$1,305,452	$1,305,452	$1,305,452	$1,739,806	$1,739,806	$1,739,806	$1,739,806	$1,739,806	$761,988	$761,988
Absorption & Turnover Vacancy										(253,996)

Scheduled Base Rental Revenue	1,305,452	1,305,452	1,305,452	1,305,452	1,739,806	1,739,806	1,739,806	1,739,806	1,739,806	507,992	761,988

Expense Reimbursement Revenue
CAM	40,880	42,106	43,370	44,671	46,011	47,391	48,813	50,277	51,786	35,559	54,939
RE Tax	56,793	58,497	60,252	62,059	63,921	65,839	67,814	69,848	71,944	49,401	76,325

Total Reimbursement Revenue	97,673	100,603	103,622	106,730	109,932	113,230	116,627	120,125	123,730	84,960	131,264

Total Potential Gross Revenue	1,403,125	1,406,055	1,409,074	1,412,182	1,849,738	1,853,036	1,856,433	1,859,931	1,863,536	592,952	893,252

Effective Gross Revenue	1,403,125	1,406,055	1,409,074	1,412,182	1,849,738	1,853,036	1,856,433	1,859,931	1,863,536	592,952	893,252

Operating Expenses
CAM	40,880	42,106	43,370	44,671	46,011	47,391	48,813	50,277	51,786	53,339	54,939
RE Tax	56,793	58,497	60,252	62,059	63,921	65,839	67,814	69,848	71,944	74,102	76,325

Total Operating Expenses	97,673	100,603	103,622	106,730	109,932	113,230	116,627	120,125	123,730	127,441	131,264

Net Operating Income	1,305,452	1,305,452	1,305,452	1,305,452	1,739,806	1,739,806	1,739,806	1,739,806	1,739,806	465,511	761,988

Leasing & Capital Costs
Tenant Improvements										198,117
Leasing Commissions										140,587
Cap Expenditures
Reserve	4,672	4,812	4,957	5,105	5,258	5,416	5,579	5,746	5,918	6,096	6,279

Total Leasing & Capital Costs	4,672	4,812	4,957	5,105	5,258	5,416	5,579	5,746	5,918	344,800	6,279

Cash Flow Before Debt Service & Taxes	$1,300,780	$1,300,640	$1,300,495	$1,300,347	$1,734,548	$1,734,390	$1,734,227	$1,734,060	$1,733,888	$120,711	$755,709

239

Vanguard Car Rental
Discounted Cash Flow Analysis
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	9.00%
Year 1	Dec-14	$1,300,780		$1,193,376
Year 2	Dec-15	1,300,640		1,094,723
Year 3	Dec-16	1,300,495		1,004,221
Year 4	Dec-17	1,300,347		921,199
Year 5	Dec-18	1,734,548		1,127,337
Year 6	Dec-19	1,734,390		1,034,160
Year 7	Dec-20	1,734,227		948,682
Year 8	Dec-21	1,734,060		870,266
Year 9	Dec-22	1,733,888		798,330
Year 10	Dec-23	120,711		50,990

Total Cash Flow		$13,994,086		$9,043,283
Property Resale @ 8.25%		9,051,494		3,823,449

Total Property Present Value				$12,866,732

Rounded				$12,870,000

Per Square Foot				$550.94

240

LAND VALUATION - COMPARABLE LAND SALE ADJUSTMENT GRID

Vanguard Car Rental

3600 Naturally Fresh Blvd.

	Subject	Sale No. 1	Adj.	Sale No. 2	Adj.	Sale No. 3	Adj.	Listing No. 1	Adj.
Location	3600 Naturally Fresh Blvd.	Anvil Block Rd @ I-675		Buffington Rd @ Carriage		Lee Mills Road		Buffington Drive
City, State	College Park, GA	Ellenwood, GA		Union City, GA		College Park, GA		Atlanta, GA
Sale price		$1,950,000		$1,342,000		$2,639,000		$850,000
Size (Square Feet)	1,524,600	1,927,530		1,411,344		1,529,827		435,600
Sales price per Square Foot		$1.01		$0.95		$1.73		$1.95

Terms of sale characteristics
Property rights conveyed	Fee Simple	Fee Simple	=	Fee Simple	=	Fee Simple	=	Fee Simple	=
Financing terms	Market	Market	=	Market	=	Market	=	Market	=
Conditions of sale	Normal	Normal	=	Normal	=	Normal	=	Normal	=
Market Conditions	Dec-2013	Nov-2013	=	Nov-2013	=	Mar-2013	+	Listing	-

Location/Physical Adjustments
Location	Good	Inferior	+	Inferior	+	Superior	-	Similar	=
Access/Frontage	Good/Good	Similar/Similar	=	Similar/Similar	=	Inferior/Inferior	+	Similar/Similar	=
Size (Square Feet)	1,524,600	1,927,530	+	1,411,344	=	1,529,827	=	435,600	-
Shape/Topography	Irregular/Level	Irregular/Level	=	Irregular/Level	+	Irregular/Level	=	Irregular/Level	=
Zoning/Intended Use	M-1, Light Industrial	HI	=	M1	=	HI	=	Industrial	=
Adjusted sale price			$1.42		$1.43		$1.72		$1.76

Minimum Adjusted Sale Price:	$1.42
Maximum Adjusted Sale Price:	$1.76
Mean Adjusted Sale Price:	$1.58
Median Adjusted Sale Price:	$1.57

Concluded Land Value per Square Foot :	$1.75
Indicated value	$2,668,050
Interest Acquired	100.00%
Concluded Value	$2,668,050
Concluded Value (Rounded)	$2,670,000

241

242

PT1041 – Rite Aid – Buxton, ME

243

BASIC INFORMATION
Property Name:	Rite Aid	Report Type:	Restricted Appraisal Report
Address:	226 Parker Farm Rd.	Interest Appraised:	Leased Fee
City:	Buxton	Value Premise:	Market Value
State:	ME	Date of Value - "As Is":	December 31, 2013
County:	York	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	04093	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the "As Is" Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	1.84	Frontage:	Good
Gross Land Area (sf):	80,150	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	C	Shape:	Regular
FEMA Community Map #:	230146 0010B	Location Rating:	Average
FEMA Map Date:	7/5/1982	Number of Parking Spaces:	55
		Parking Ratio (per 1,000 SF):	4.92
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	1997
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	11,180	Condition Rating:	Average
Net Rentable Area (sf):	11,180	Actual Age (years):	17
# of Buildings:	1	Tenant:	Rite Aid
# of Stories:	1	Land to Building Ratio:	7.17

TAX/ZONING INFORMATION
Parcel ID Number(s):	0001-0201	Zoning Municipality:	Town of Buxton
Taxing Authority/Jurisdiction:	Town of Buxton	Current Zoning:	V, Village
Current Tax Year	2014	Current Use = Permitted Use:	Yes
Current Assessed Value:	$1,195,200	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$14,940	Zoning Change Applied For:	No
Taxes per sf of NRA:	$1.34	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Rite Aid	Current Rent $/sf:	$18.26
Tenant S&P Rating:	B-	Rent Bump Date:	None
Lease Expiration:	June 30, 2018	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	Currently negotiating lease extension to 6/30/2028 at
	Landlord pays CapEx		$15,311/mo. ($16.43/sf) to 6/30/2018, $16,459/mo.
Occupancy:	100%		($17.67/sf) to 6/30/2023, and $17,694/mo. ($18.99/sf) to 6/30/2028. These terms are utilized in our second scenario with the new rent assumed to begin 7/1/2014.

VALUATION SUMMARY - SCENARIO 1

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,270,000
Sales Comparison Approach:	$180.00 to $230.00 per square foot	Value PSF of NRA:	$203.04
Income Capitalization Approach:
Discounted Cash Flow:	$2,270,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.25%
Discount Rate:	9.00%	Market Rent $/sf:	$16.50
Market Rent Growth:	3.00%	Contract Rent $/sf:	$18.26
Expense Growth:	3.00%

VALUATION SUMMARY - SCENARIO 2

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,290,000
Sales Comparison Approach:	$180.00 to $230.00 per square foot	Value PSF of NRA:	$204.83
Income Capitalization Approach:
Discounted Cash Flow:	$2,290,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	8.25%
Discount Rate:	8.50%	Market Rent $/sf:	$16.50
Market Rent Growth	3.00%	Contract Rent $/sf:	$18.26
Expense Growth	3.00%

244

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 1
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$2,236

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	9.00%
Terminal Capitalization Rate:	8.25%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,270,000
Value PSF of NRA:	$203.04

Market Leasing Assumptions
Retail
Market Rent $/sf:	$16.50
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$10.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

245

Rite Aid
Schedule of Prospective Cash Flow - Scenario 1
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$204,147	$204,147	$204,147	$204,147	$205,885	$207,623	$207,623	$207,623	$207,623	$211,083	$218,004
Absorption & Turnover Vacancy					(34,604)

Scheduled Base Rental Revenue	204,147	204,147	204,147	204,147	171,281	207,623	207,623	207,623	207,623	211,083	218,004

Expense Reimbursement Revenue
CAM	19,565	20,152	20,757	21,379	18,350	22,681	23,362	24,062	24,784	25,528	26,294
RE Tax	15,388	15,850	16,325	16,815	14,433	17,839	18,374	18,925	19,493	20,078	20,680

Total Reimbursement Revenue	34,953	36,002	37,082	38,194	32,783	40,520	41,736	42,987	44,277	45,606	46,974

Total Potential Gross Revenue	239,100	240,149	241,229	242,341	204,064	248,143	249,359	250,610	251,900	256,689	264,978

Effective Gross Revenue	239,100	240,149	241,229	242,341	204,064	248,143	249,359	250,610	251,900	256,689	264,978

Operating Expenses
CAM	19,565	20,152	20,757	21,379	22,021	22,681	23,362	24,062	24,784	25,528	26,294
RE Tax	15,388	15,850	16,325	16,815	17,319	17,839	18,374	18,925	19,493	20,078	20,680

Total Operating Expenses	34,953	36,002	37,082	38,194	39,340	40,520	41,736	42,987	44,277	45,606	46,974

Net Operating Income	204,147	204,147	204,147	204,147	164,724	207,623	207,623	207,623	207,623	211,083	218,004

Leasing & Capital Costs
Tenant Improvements					31,458
Leasing Commissions					31,922
Cap Expenditures		77,500
Reserve	2,236		2,372	2,443	2,517	2,592	2,670	2,750	2,832	2,917	3,005

Total Leasing & Capital Costs	2,236	77,500	2,372	2,443	65,897	2,592	2,670	2,750	2,832	2,917	3,005

Cash Flow Before Debt Service & Taxes	$201,911	$126,647	$201,775	$201,704	$98,827	$205,031	$204,953	$204,873	$204,791	$208,166	$214,999

246

Rite Aid

Discounted Cash Flow Analysis - Scenario 1

As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	9.00%
Year 1	Dec-14	$201,911		$185,239
Year 2	Dec-15	126,647		106,596
Year 3	Dec-16	201,775		155,807
Year 4	Dec-17	201,704		142,892
Year 5	Dec-18	98,827		64,231
Year 6	Dec-19	205,031		122,253
Year 7	Dec-20	204,953		112,116
Year 8	Dec-21	204,873		102,819
Year 9	Dec-22	204,791		94,291
Year 10	Dec-23	208,166		87,932

Total Cash Flow		$1,858,678		$1,174,177
Property Resale @ 8.25%		2,589,623		1,093,885

Total Property Present Value				$2,268,062

Rounded				$2,270,000

Per Square Foot				$203.04

247

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 2
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$2,236

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	8.50%
Terminal Capitalization Rate:	8.25%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,290,000
Value PSF of NRA:	$204.83

Market Leasing Assumptions
Retail
Market Rent $/sf:	$16.50
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New:	$10.00
Tenant Improvements-Renewal:	$0.00
Renewal Probability:	75.0%
Downtime (months):	9
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

248

Rite Aid

Schedule of Prospective Cash Flow - Scenario 2

In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$193,939	$183,732	$183,732	$183,732	$190,620	$197,508	$197,508	$197,508	$197,508	$204,918	$212,328

Scheduled Base Rental Revenue	193,939	183,732	183,732	183,732	190,620	197,508	197,508	197,508	197,508	204,918	212,328

Expense Reimbursement Revenue
CAM	19,565	20,152	20,757	21,379	22,021	22,681	23,362	24,062	24,784	25,528	26,294
RE Tax	15,388	15,850	16,325	16,815	17,319	17,839	18,374	18,925	19,493	20,078	20,680

Total Reimbursement Revenue	34,953	36,002	37,082	38,194	39,340	40,520	41,736	42,987	44,277	45,606	46,974

Total Potential Gross Revenue	228,892	219,734	220,814	221,926	229,960	238,028	239,244	240,495	241,785	250,524	259,302

Effective Gross Revenue	228,892	219,734	220,814	221,926	229,960	238,028	239,244	240,495	241,785	250,524	259,302

Operating Expenses
CAM	19,565	20,152	20,757	21,379	22,021	22,681	23,362	24,062	24,784	25,528	26,294
RE Tax	15,388	15,850	16,325	16,815	17,319	17,839	18,374	18,925	19,493	20,078	20,680

Total Operating Expenses	34,953	36,002	37,082	38,194	39,340	40,520	41,736	42,987	44,277	45,606	46,974

Net Operating Income	193,939	183,732	183,732	183,732	190,620	197,508	197,508	197,508	197,508	204,918	212,328

Leasing & Capital Costs
Cap Expenditures		77,500
Reserve	2,236		2,372	2,443	2,517	2,592	2,670	2,750	2,832	2,917	3,005

Total Leasing & Capital Costs	2,236	77,500	2,372	2,443	2,517	2,592	2,670	2,750	2,832	2,917	3,005

Cash Flow Before Debt Service & Taxes	$191,703	$106,232	$181,360	$181,289	$188,103	$194,916	$194,838	$194,758	$194,676	$202,001	$209,323

249

Rite Aid

Discounted Cash Flow Analysis - Scenario 2

As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	8.50%
Year 1	Dec-14	$191,703		$176,685
Year 2	Dec-15	106,232		90,239
Year 3	Dec-16	181,360		141,988
Year 4	Dec-17	181,289		130,813
Year 5	Dec-18	188,103		125,097
Year 6	Dec-19	194,916		119,473
Year 7	Dec-20	194,838		110,069
Year 8	Dec-21	194,758		101,405
Year 9	Dec-22	194,676		93,421
Year 10	Dec-23	202,001		89,342

Total Cash Flow		$1,829,876		$1,178,532
Property Resale @ 8.25%		2,522,199		1,115,532

Total Property Present Value				$2,294,064

Rounded				$2,290,000

Per Square Foot				$204.83

250

Comparable Sales
				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Rite Aid	1080 S West End Blvd	Quakertown	PA	14,564	$6,375,000	$437.72	7/10/2013	$494,063	7.75%
Rite Aid	317 Main St	Farmington	ME	14,673	$5,050,000	$344.17	6/12/2013	$424,200	8.40%
Rite Aid	331 Main St	Nashua	NH	15,086	$3,262,533	$216.26	2/4/2013	$277,315	8.50%
The Rite Aid Plaza	1 S River Rd	Bedford	NH	23,540	$3,850,000	$163.55	9/10/2012	$327,250	8.50%
Wawa/Rite Aid	664-668 Haddon Ave	Collingswood	NJ	9,800	$2,490,000	$254.08	2/28/2012	$196,212	7.88%
Rite-Aid	21 Columbia St	Adams	MA	10,504	$1,600,000	$152.32	8/2/2011	$144,000	9.00%
Rite Aid	1900 Ocean St	Marshfield	MA	13,876	$2,754,000	$198.47	2/14/2011	$235,467	8.55%
Rite Aid	1329 Hyde Park Ave	Hyde Park	MA	13,556	$3,025,000	$223.15	2/10/2011	$272,250	9.00%
Min						$152.32			7.75%
Max						$437.72			9.00%
Average						$248.72			8.45%
Concluded Range of Price PSF			$180.00 to $230.00 per square foot

251

PT1043 – Tractor Supply – Topeka, KS

252

BASIC INFORMATION
Property Name:	Tractor Supply	Report Type:	Restricted Appraisal Report
Address:	5235 SW Topeka Blvd	Interest Appraised:	Leased Fee
City:	Topeka	Value Premise:	Market Value
State:	KS	Date of Value- "As Is":	December 31, 2013
County:	Shawnee	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	66609	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the "As Is" Market Value of the subject property as of December 31, 2013.
Ownership History:	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	4.55	Frontage:	Average
Gross Land Area (sf):	198,198	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	205187 0306E	Location Rating:	Average
FEMA Map Date:	9/29/2011	Number of Parking Spaces:	76
		Parking Ratio (per 1,000 SF):	3.07
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2006
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	24,727	Condition Rating:	Good
Net Rentable Area (sf):	24,727	Actual Age (years):	8
# of Buildings:	1	Tenant:	Tractor Supply
# of Stories:	1	Land to Building Ratio:	8.02

TAX/ZONING INFORMATION
Parcel ID Number(s):	1393003006029010	Zoning Municipality:	City of Topeka
Taxing Authority/Jurisdiction:	Shawnee County	Current Zoning:	I1-Light Industrial
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$540,851	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$87,976	Zoning Change Applied For:	No
Taxes per sf of NRA:	$3.56	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:	As Improved:
The highest and best use of the subject property as vacant is for retail development.	The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Tractor Supply	Current Rent $/sf:	$9.16
Tenant S&P Rating:	Not Rated	Rent Bump Date:	May 3, 2016
Lease Expiration:	May 2, 2021	Rent at Bump Date $/sf:	$10.07
Expense Recovery:	NNN: Tenant pays all Operating, RE Taxes	Comment:	Currently negotiating lease extension to 12/31/2028 at
	and CapEx		$18,866/mo. ($9.16/sf). These terms are utilized in our
Occupancy:	100%		second scenario with the new rent assumed to begin
			7/1/2014.

VALUATION SUMMARY - SCENARIO 1

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,490,000
Sales Comparison Approach:	$75.00 to $150.00 per square foot	Value PSF of NRA:	$100.70
Income Capitalization Approach:
Discounted Cash Flow:	$2,490,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	7.75%
Discount Rate:	8.50%	Market Rent $/sf:	$9.00
Market Rent Growth:	3.00%	Contract Rent $/sf:	$9.16
Expense Growth:	3.00%

VALUATION SUMMARY - SCENARIO 2

Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$2,640,000
Sales Comparison Approach:	$75.00 to $150.00 per square foot	Value PSF of NRA:	$106.77
Income Capitalization Approach:
Discounted Cash Flow:	$2,640,000	Exposure Time:	6-9 months
Terminal Capitalization Rate:	7.50%
Discount Rate:	7.75%	Market Rent $/sf:	$9.00
Market Rent Growth	3.00%	Contract Rent $/sf:	$9.16
Expense Growth	3.00%

253

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 1
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$4,945

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	8.50%
Terminal Capitalization Rate:	7.75%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,490,000
Value PSF of NRA:	$100.70

Market Leasing Assumptions
Retail
Market Rent $/sf:	$9.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New $/sf:	$15.00
Tenant Improvements-Renewal $/sf:	$0.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

254

Tractor Supply
Schedule of Prospective Cash Flow - Scenario 1
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$226,392	$226,392	$241,488	$249,036	$249,036	$249,036	$249,036	$243,054	$240,062	$240,062	$240,062
Absorption & Turnover Vacancy								(80,021)

Scheduled Base Rental Revenue	226,392	226,392	241,488	249,036	249,036	249,036	249,036	163,033	240,062	240,062	240,062

Expense Reimbursement Revenue
CAM	37,954	39,093	40,265	41,473	42,718	43,999	45,319	31,119	48,079	49,521	51,007
RE Tax	78,321	80,671	83,091	85,584	88,151	90,796	93,520	64,217	99,215	102,192	105,257

Total Reimbursement Revenue	116,275	119,764	123,356	127,057	130,869	134,795	138,839	95,336	147,294	151,713	156,264

Total Potential Gross Revenue	342,667	346,156	364,844	376,093	379,905	383,831	387,875	258,369	387,356	391,775	396,326

Effective Gross Revenue	342,667	346,156	364,844	376,093	379,905	383,831	387,875	258,369	387,356	391,775	396,326

Operating Expenses
CAM	43,272	44,570	45,908	47,285	48,703	50,164	51,669	53,219	54,816	56,460	58,154
RE Tax	89,296	91,975	94,734	97,576	100,503	103,519	106,624	109,823	113,118	116,511	120,006

Total Operating Expenses	132,568	136,545	140,642	144,861	149,206	153,683	158,293	163,042	167,934	172,971	178,160

Net Operating Income	210,099	209,611	224,202	231,232	230,699	230,148	229,582	95,327	219,422	218,804	218,166

Leasing & Capital Costs
Tenant Improvements								120,031
Leasing Commissions								44,291
Cap Expenditures
Reserve	4,945	5,094	5,247	5,404	5,566	5,733	5,905	6,082	6,265	6,453	6,646

Total Leasing & Capital Costs	4,945	5,094	5,247	5,404	5,566	5,733	5,905	170,404	6,265	6,453	6,646

Cash Flow Before Debt Service & Taxes	$205,154	$204,517	$218,955	$225,828	$225,133	$224,415	$223,677	$(75,077)	$213,157	$212,351	$211,520

255

Tractor Supply
Discounted Cash Flow Analysis - Scenario 1
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	8.50%
Year 1	Dec-14	$205,154		$189,082
Year 2	Dec-15	204,517		173,728
Year 3	Dec-16	218,955		171,422
Year 4	Dec-17	225,828		162,952
Year 5	Dec-18	225,133		149,724
Year 6	Dec-19	224,415		137,554
Year 7	Dec-20	223,677		126,361
Year 8	Dec-21	(75,077)		(39,090)
Year 9	Dec-22	213,157		102,290
Year 10	Dec-23	212,351		93,920

Total Cash Flow		$1,878,110		$1,267,941
Property Resale @ 7.75%		2,758,744		1,220,152

Total Property Present Value				$2,488,094

Rounded				$2,490,000

Per Square Foot				$100.70

256

DISCOUNTED CASH FLOW ASSUMPTIONS - SCENARIO 2
General Cash Flow Assumptions
Cash Flow Software:	Argus Valuation - DCF 15.0.1.26
Cash Flow Start Date:	1/1/2014
Calendar or Fiscal Analysis:	Fiscal
Investment Holding Period (Yrs):	10
Reversion Year (Yrs):	11

Growth Rates
General Inflation:	3.00%
Market Rent:	3.00%
Expenses:	3.00%
Real Estate Taxes:	3.00%

Vacancy & Collection Loss
General Vacancy:	0.00%
Credit & Collection Loss:	0.00%
Total Vacancy & Collection Loss[1]:	0.00%

Capital Expenditures
Total Year 1 CAPEX & Leasing Costs	$4,945

Reserves for Replacement ($/psf/year)	$0.20

Rates of Return
Discount Rate:	7.75%
Terminal Capitalization Rate:	7.50%

Reversionary Sales Cost:	2.00%

Valuation
Midpoint Market Value:	$2,640,000
Value PSF of NRA:	$106.77

Market Leasing Assumptions
Retail
Market Rent $/sf:	$9.00
Rent Escalations:	5% After 5 Years
Leasing Commissions-New:	6.0%
Leasing Commissions-Renewal:	0.0%
Tenant Improvements-New:	$15.00
Tenant Improvements-Renewal:	$0.00
Renewal Probability:	70.0%
Downtime (months):	12
Market Term (years):	10
Rent Abatements:	0
Reimbursement Method:	NN [2]

1 Included in discount rate

2 Tenant pays all Operating & RE Taxes, Landlord pays CapEx

257

Tractor Supply
Schedule of Prospective Cash Flow - Scenario 2
In Inflated Dollars for the Fiscal Year Begining December 31, 2013

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
For the Years Ending	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Dec-2018	Dec-2019	Dec-2020	Dec-2021	Dec-2022	Dec-2023	Dec-2024

Potential Gross Revenue
Base Rental Revenue	$226,392	$226,392	$226,392	$226,392	$226,392	$226,392	$226,392	$226,392	$226,392	$226,392	$226,392

Scheduled Base Rental Revenue	226,392	226,392	226,392	226,392	226,392	226,392	226,392	226,392	226,392	226,392	226,392

Expense Reimbursement Revenue
CAM	37,954	39,093	40,265	41,473	42,718	43,999	45,319	46,679	48,079	49,521	51,007
RE Tax	78,321	80,671	83,091	85,584	88,151	90,796	93,520	96,325	99,215	102,192	105,257

Total Reimbursement Revenue	116,275	119,764	123,356	127,057	130,869	134,795	138,839	143,004	147,294	151,713	156,264

Total Potential Gross Revenue	342,667	346,156	349,748	353,449	357,261	361,187	365,231	369,396	373,686	378,105	382,656

Effective Gross Revenue	342,667	346,156	349,748	353,449	357,261	361,187	365,231	369,396	373,686	378,105	382,656

Operating Expenses
CAM	43,272	44,570	45,908	47,285	48,703	50,164	51,669	53,219	54,816	56,460	58,154
RE Tax	89,296	91,975	94,734	97,576	100,503	103,519	106,624	109,823	113,118	116,511	120,006

Total Operating Expenses	132,568	136,545	140,642	144,861	149,206	153,683	158,293	163,042	167,934	172,971	178,160

Net Operating Income	210,099	209,611	209,106	208,588	208,055	207,504	206,938	206,354	205,752	205,134	204,496

Leasing & Capital Costs
Cap Expenditures
Reserve	4,945	5,094	5,247	5,404	5,566	5,733	5,905	6,082	6,265	6,453	6,646

Total Leasing & Capital Costs	4,945	5,094	5,247	5,404	5,566	5,733	5,905	6,082	6,265	6,453	6,646

Cash Flow Before Debt Service & Taxes	$205,154	$204,517	$203,859	$203,184	$202,489	$201,771	$201,033	$200,272	$199,487	$198,681	$197,850

258

Tractor Supply
Discounted Cash Flow Analysis - Scenario 2
As of December 31, 2013

	For the			PV of Cash
Analysis	Year	Annual Cash		Flow
Period	Ending	Flow	@	7.75%
Year 1	Dec-14	$205,154		$190,398
Year 2	Dec-15	204,517		176,155
Year 3	Dec-16	203,859		162,959
Year 4	Dec-17	203,184		150,737
Year 5	Dec-18	202,489		139,417
Year 6	Dec-19	201,771		128,930
Year 7	Dec-20	201,033		119,219
Year 8	Dec-21	200,272		110,225
Year 9	Dec-22	199,487		101,896
Year 10	Dec-23	198,681		94,185

Total Cash Flow		$2,020,447		$1,374,123
Property Resale @ 7.50%		2,672,081		1,266,709

Total Property Present Value				$2,640,832

Rounded				$2,640,000

Per Square Foot				$106.77

259

Comparable Sales
				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Tractor Supply	N/A	Marion	IN	19,097	$3,010,000	$157.62	Under Contract	$241,005	8.01%
Tractor Supply	N/A	Chickasha	OK	19,185	$3,244,000	$169.09	Under Contract	$229,950	7.09%
Tractor Supply	994 US Highway 27 S	Cynthiana	KY	40,700	$1,955,080	$48.04	7/10/2013	$175,957	9.00%
Tractor Supply	276 S Hwy 16	Denver	NC	19,097	$4,209,250	$220.41	4/3/2012	$331,689	7.88%
Tractor Supply	90 Marketplace Dr	Newnan	GA	19,097	$3,943,000	$206.47	11/21/2012	$279,953	7.10%
Tractor Supply	8005 Marketplace Dr	Oak Ridge	NC	21,677	$3,539,000	$163.26	11/18/2013	$256,578	7.25%
Tractor Supply Co.	2310 Mercury Blvd	Murfreesboro	TN	24,000	$3,246,000	$135.25	7/28/2011	$243,450	7.50%
Tractor Supply	1266 Highway 641 S	Paris	TN	22,670	$2,250,000	$99.25	12/21/2011	$189,675	8.43%
Tractor Supply	4768 US Hwy 250	Norwalk	OH	19,048	$1,375,000	$72.19	8/6/2013	$93,775	6.82%
Tractor Supply	2911 E Austin St	Giddings	TX	19,000	$3,251,741	$171.14	12/21/2012	$225,996	6.95%
Min						$48.04			6.82%
Max						$220.41			9.00%
Average						$144.27			7.60%
Concluded Range of Price PSF				$75.00 to $150.00 per square foot

260

PT1046 – AutoZone – Yorkville, IL

261

BASIC INFORMATION
Property Name:	AutoZone	Report Type:	Restricted Appraisal Report
Address:	958 North Bridge St	Interest Appraised:	Leased Fee
City:	Yorkville	Value Premise:	Market Value
State:	IL	Date of Value- "As Is":	December 31, 2013
County:	Kendall	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	60560	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the "As Is" Market Value of the subject property as of December 31, 2013.
Ownership History:	The property was purchased on 6/25/13 for $1,912,000 from Highland Properties, Inc. At the time of sale, the transaction was at or near market levels.
	To our knowledge, the property has not sold in the past three years (other than the previously described transaction), and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	0.73	Frontage:	Average
Gross Land Area (sf):	31,755	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	X	Shape:	Regular
FEMA Community Map #:	170347 0039G	Location Rating:	Average
FEMA Map Date:	2/4/2009	Number of Parking Spaces:	30
		Parking Ratio (per 1,000 SF):	4.06
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2006
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	7,381	Condition Rating:	Good
Net Rentable Area (sf):	7,381	Actual Age (years):	8
# of Buildings:	1	Tenant:	AutoZone
# of Stories:	1	Land to Building Ratio:	4.30

TAX/ZONING INFORMATION
Parcel ID Number(s):	02-28-329-032	Zoning Municipality:	United City of Yorkville
Taxing Authority/Jurisdiction:	Kendall County	Current Zoning:	B-3, Service Business District
Current Tax Year	2012	Current Use = Permitted Use:	Yes
Current Assessed Value:	$713,247	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$74,057	Zoning Change Applied For:	No
Taxes per sf of NRA:	$10.03	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	AutoZone	Current Rent $/sf:	$18.00
Tenant S&P Rating:	BBB	Rent Bump Date:	None
Lease Expiration:	November 30, 2026	Rent at Bump Date $/sf:	None
Expense Recovery:	NN; Tenant pays all Operating & RE Taxes,	Comment:	None
	Landlord pays CapEx
Occupancy:	100%

VALUATION SUMMARY
Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$1,950,000
Sales Comparison Approach:	$240.00 to $290.00 per square foot	Value PSF of NRA:	$264.19
Income Capitalization Approach:
Direct Capitalization	$1,950,000	Exposure Time:	6-9 months
Overall Capitalization Rate:	6.75%
		Market Rent $/sf:	$18.00
		Contract Rent $/sf:	$18.00

262

AutoZone

Direct Capitalization Approach

As of December 31, 2013

	Amount	PSF
Potential Gross Revenue
Rental Revenue	$132,864	$18.00
Expense Reimbursement Revenue	39,431	5.34

Total Potential Gross Revenue	$172,295	$23.34

Vacancy Loss	$0	$0.00
Collection Loss	0	0.00

Effective Gross Income	$172,295	$23.34

Operating Expenses
CAM	$12,917	$1.75
Real Estate Taxes	26,514	3.59

Total Operating Expenses	$39,431	$5.34

Capital Reserves	$1,476	0.20

Net Operating Income	$131,388	$17.80

Overall Capitalization Rate		6.75%

Indicated Property Value	$1,946,486	$263.72

Less: Capital Expenditures	$0	$0.00

Indicated Property Value (Rounded)	$1,950,000	$264.19

263

Comparable Sales

Property				Square				Estimated
Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
AutoZone	12440 S Us Highway 71	Grandview	MO	6,600	$1,175,000	$178.03	8/15/2013	$77,550	6.60%
AutoZone	958 N Bridge St	Yorkville	IL	7,381	$1,912,000	$259.04	6/25/2013	$129,060	6.75%
AutoZone	6401 S King Dr	Chicago	IL	7,278	$2,000,000	$274.80	4/30/2013	$146,400	7.32%
AutoZone	850 W Dundee Rd	Wheeling	IL	6,786	$2,950,000	$434.72	1/15/2013	$199,125	6.75%
AutoZone	405 S Halleck St	Demotte	IN	7,370	$1,075,000	$145.86	10/21/2011	$89,978	8.37%
AutoZone	671 E Lincoln Hwy	New Lenox	IL	7,370	$2,267,500	$307.67	3/7/2011	$164,394	7.25%
Min						$145.86			6.60%
Max						$434.72			8.37%
Average						$266.69			7.17%
Concluded Range of Price PSF				$240.00 to $290.00 per square foot

264

PT1047 – Dollar General – Broken Bow, OK

265

BASIC INFORMATION
Property Name:	Dollar General	Report Type:	Restricted Appraisal Report
Address:	906 South Park Dr	Interest Appraised:	Leased Fee
City:	Broken Bow	Value Premise:	Market Value
State:	OK	Date of Value- "As Is":	December 31, 2013
County:	McCurtain	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	74728	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the "As Is" Market Value of the subject property as of December 31, 2013.
Ownership History:	The property was purchased on 1/4/2013 for $1,771,000 from Broken Bow GSDG, LLC. At the time of sale, the transaction was at or near market levels.
	To our knowledge, the property has not sold in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	2.31	Frontage:	Average
Gross Land Area (sf):	100,624	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Average
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	Panel not printed - no special flood hazard	Shape:	Regular
FEMA Community Map #:	400107 0750D	Location Rating:	Average
FEMA Map Date:	7/22/2010	Number of Parking Spaces:	47
		Parking Ratio (per 1,000 SF):	3.79
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2012
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	12,406	Condition Rating:	Good
Net Rentable Area (sf):	12,406	Actual Age (years):	2
# of Buildings:	1	Tenant:	Dollar General
# of Stories:	1	Land to Building Ratio:	8.11

TAX/ZONING INFORMATION
Parcel ID Number(s):	219-24-06S-24E-4-072-00	Zoning Municipality:	City of Broken Bow
Taxing Authority/Jurisdiction:	McCurtain County	Current Zoning:	C5, Commercial
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$97,975	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$8,460	Zoning Change Applied For:	No
Taxes per sf of NRA:	$0.68	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Dollar General	Current Rent $/sf:	$10.56
Tenant S&P Rating:	BBB-	Rent Bump Date:	November 1, 2022
Lease Expiration:	October 31, 2027	Rent at Bump Date $/sf:	$10.88
Expense Recovery:	NNN: Tenant pays all Operating, RE Taxes	Comment:	None
	and CapEx
Occupancy:	100%

VALUATION SUMMARY
Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$1,870,000
Sales Comparison Approach:	$135.00 to $165.00 per square foot	Value PSF of NRA:	$150.73
Income Capitalization Approach:
Direct Capitalization	$1,870,000	Exposure Time:	6-9 months
Overall Capitalization Rate:	7.00%
		Market Rent $/sf:	$9.00
		Contract Rent $/sf:	$10.56

266

Dollar General

Direct Capitalization Approach

As of December 31, 2013

	Amount	PSF
Potential Gross Revenue
Rental Revenue	$130,996	$10.56
Expense Reimbursement Revenue	32,779	2.64

Total Potential Gross Revenue	$163,774	$13.20

Vacancy Loss	$0	$0.00
Collection Loss	0	0.00

Effective Gross Income	$163,774	$13.20

Operating Expenses
CAM	$21,711	$1.75
Real Estate Taxes	8,587	0.69
Capital Reserves	2,481	0.20

Total Operating Expenses	$32,779	$2.64

Net Operating Income	$130,996	$10.56

Overall Capitalization Rate		7.00%

Indicated Property Value	$1,871,367	$150.84

Less: Capital Expenditures	$0	$0.00

Indicated Property Value (Rounded)	$1,870,000	$150.73

267

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Dollar General	15298 Pike Rd	Athens	AL	9,026	$1,680,000	$186.13	12/10/2013	$116,256	6.92%
Dollar General	15449 ONeal Rd	Gulfport	MS	9,100	$1,663,752	$182.83	9/5/2013	$116,463	7.00%
Dollar General	6401 E Kenosha St	Broken Arrow	OK	9,026	$1,261,970	$139.81	8/26/2013	$88,338	7.00%
Dollar General	103 N Kelley St	Bokchito	OK	9,026	$1,026,000	$113.67	2/24/2013	$74,385	7.25%
Dollar General	906 South Park Dr	Broken Bow	OK	12,406	$1,771,000	$142.75	1/4/2013	$128,398	7.25%
Dollar General	2210 N Church St	Harrah	OK	9,014	$1,030,650	$114.34	12/21/2012	$82,452	8.00%
Min						$113.67			6.92%
Max						$186.13			8.00%
Average						$146.59			7.24%
Concluded Range of Price PSF			$135.00 to $165.00 per square foot

268

PT1048 – Sunoco – Merritt Island, FL

269

BASIC INFORMATION
Property Name:	Sunoco	Report Type:	Restricted Appraisal Report
Address:	1760 East Merritt Island Cswy	Interest Appraised:	Leased Fee
City:	Merritt Island	Value Premise:	Market Value
State:	FL	Date of Value- "As Is":	December 31, 2013
County:	Brevard	Owner of Record:	Cole Credit Property Trust, Inc.
Zip Code:	32952	Intended User:	Cole Credit Property Trust, Inc.
Purpose of the Appraisal:	To estimate the "As Is" Market Value of the subject property as of December 31, 2013.
Ownership History:	The property was purchased on 4/12/2013 for $3,047,353 from S&S Enterprises, Inc. At the time of sale, the transaction was at or near market levels. To our knowledge, other than the sale described in April 2013, the property has not been involved in any other sales in the past three years, and is not currently being offered for sale. Further, the property is not subject to an option for sale.

SITE INFORMATION
Gross Land Area (Acres):	0.73	Frontage:	Good
Gross Land Area (sf):	31,755	Access:	Average
Excess Land Area (Acres):	0.0	Site Visibility:	Good
Excess Land Area (sf):	0	Topography:	Level
Flood Zone:	AE and X	Shape:	Regular
FEMA Community Map #:	120592 0360E	Location Rating:	Average
FEMA Map Date:	4/3/1989	Number of Parking Spaces:	10
		Parking Ratio (per 1,000 SF):	4.30
		Parking Type:	Paved open surface parking

BUILDING INFORMATION
Type of Property:	Retail	Year Built:	2009
Property Subtype:	Net Leased	Last Major Renovation:	The building has not been renovated.
Gross Building Area (sf):	2,325	Condition Rating:	Average
Net Rentable Area (sf):	2,325	Actual Age (years):	5
# of Buildings:	1	Tenant:	Sunoco
# of Stories:	1	Land to Building Ratio:	13.66

TAX/ZONING INFORMATION
Parcel ID Number(s):	2437310031	Zoning Municipality:	Brevard County
Taxing Authority/Jurisdiction:	Brevard County	Current Zoning:	BU2, Retail, Housing and Wholesale Commercial
Current Tax Year	2013	Current Use = Permitted Use:	Yes
Current Assessed Value:	$535,000	Current Use Compliance:	The subject represents a legal and conforming use.
Current Tax Liability:	$11,236	Zoning Change Applied For:	No
Taxes per sf of NRA:	$4.83	Zoning Variance Applied For:	No

HIGHEST & BEST USE
As Vacant:		As Improved:
The highest and best use of the subject property as vacant is for retail development.		The highest and best use of the subject property as improved is continued use as is.

LEASE SUMMARY
Tenant:	Sunoco	Current Rent $/sf:	$96.34
Tenant S&P Rating:	Not Rated	Rent Bump Date:	April 1, 2016; 2019; 2022; 2025; 2028
Lease Expiration:	March 25, 2029	Rent at Bump Date $/sf:	$105.97; $116.57; $128.22; $141.05; $155.15
Expense Recovery:	NNN: Tenant pays all Operating, RE Taxes and CapEx	Comment:	None
Occupancy:	100%

VALUATION SUMMARY
Cost Approach Value:	Not Applicable	Midpoint Value Conclusion:	$3,200,000
Sales Comparison Approach:	$1,000.00 to $1,500.00 per square foot	Value PSF of NRA:	$1,376.34
Income Capitalization Approach:
Direct Capitalization	$3,200,000	Exposure Time:	6-9 months
Overall Capitalization Rate:	7.00%
		Market Rent $/sf:	$95.00
		Contract Rent $/sf:	$96.34

270

Sunoco
Direct Capitalization Approach
As of December 31, 2013

Potential Gross Revenue	Amount	PSF
Rental Revenue	$223,980	$96.34
Expense Reimbursement Revenue	16,107	6.93

Total Potential Gross Revenue	$240,088	$103.26

Vacancy Loss	$0	$0.00
Collection Loss	0	0.00

Effective Gross Income	$240,088	$103.26

Operating Expenses
CAM	$4,069	$1.75
Real Estate Taxes	11,573	4.98
Capital Reserves	465	0.20

Total Operating Expenses	$16,107	$6.93

Net Operating Income	$223,980	$96.34

Overall Capitalization Rate		7.00%

Indicated Property Value	$3,199,721	$1,376.22

Less: Capital Expenditures	$0	$0.00

Indicated Property Value (Rounded)	$3,200,000	$1,376.34

271

Comparable Sales

				Square				Estimated
Property Name	Address	City	State	Footage	Price	Price PSF	Date	NOI	Cap Rate
Hess Station	24435 Allapattah Rd	Homestead	FL	3,514	$3,060,000	$870.80	10/29/2013	$192,474	6.29%
Mobil	4150 Pga Blvd	Palm Beach Gardens	FL	2,797	$5,000,000	$1,787.63	4/22/2013	$380,500	7.61%
Sunoco	600 S Courtenay Pky	Merritt Island	FL	2,353	$2,809,105	$1,193.84	4/12/2013	$209,278	7.45%
Sunoco	1760 East Merritt Island Cswy	Merritt Island	FL	2,325	$3,047,353	$1,310.69	4/12/2013	$216,972	7.12%
7 Eleven	381 S Avalon Park Blvd	Orlando	FL	2,725	$1,900,000	$697.25	1/24/2013	$110,010	5.79%
7 Eleven	2135 Tamiami Trl E	Naples	FL	2,759	$3,600,000	$1,304.82	12/18/2012	$225,000	6.25%
Chevron Station	24800 SW 177th Ave	Homestead	FL	1,500	$825,000	$550.00	9/10/2012	$41,250	5.00%
Pappas Plaza	1940 Us-19	Holiday	FL	1,400	$915,000	$653.57	6/7/2012	$78,050	8.53%
7 Eleven	4520 Bonita Beach Rd	Bonita Springs	FL	3,257	$2,520,400	$773.84	5/29/2012	$155,005	6.15%
7 Eleven	11008 S Orange Blossom Trl	Orlando	FL	2,941	$3,125,200	$1,062.63	4/25/2012	$203,138	6.50%
Exxon	1100 N Federal Hwy	Fort Lauderdale	FL	3,633	$4,150,000	$1,142.31	6/8/2011	$228,250	5.50%
7 Eleven	4227 E State Road 64	Bradenton	FL	2,940	$2,105,000	$715.99	5/27/2011	$153,034	7.27%
Min						$550.00			5.00%
Max						$1,787.63			8.53%
Average						$1,005.28			6.62%
Concluded Range of Price PSF		$1,000.00 to $1,500.00 per square foot

272

Notes Payable Fair Value Summary

TOTAL	Principal	Interest	Total
Fixed - PV @ “Market” Rate	$76,703,023	$5,855,846	$82,558,868
Variable - PV @ “Market” Rate	$5,742,792	$299,120	$6,041,912
Book Value at 12/31/13			$85,906,077
Difference			$2,694,704

In determining the estimated market interest rates, we have considered the leverage, property type and weighted average years to maturity of the outstanding debt to estimate the spread. See calculation of market interest rates below. Support for rates is shown in the Cushman and Wakefield Capital Markets as of 12/31/13.

	VARIABLE RATE
Years	Base Rate	Spread	Total
5	0.17%	2.025%	2.19%

	FIXED RATE
	Base Treasury
Years	Rate	Spread	Total
0.5	0.100%	3.150%	3.250%
1	0.130%	3.150%	3.280%
2	0.380%	3.150%	3.530%
3	0.780%	3.150%	3.930%
4	1.265%	3.150%	4.415%
5	1.750%	3.150%	4.900%
6	2.100%	2.800%	4.900%
7	2.450%	2.800%	5.250%
8	2.745%	2.800%	5.545%
10	3.040%	2.800%	5.840%

273

Fair Value Date:	12/31/2013

Entity:	CV Whiteville NC	TS Woodstock VA	CV Lago Vista TX	EK Hayes VA	EK Spartanburg SC	EK Travelers Rest SC	TS Paducah KY	RA St. Mary’s OH
Date Of Note	3/10/05	4/29/05	6/3/05	7/8/05	6/29/05	7/15/05	7/22/05	7/26/05
Final Due Date	3/11/15	5/11/15	7/11/15	7/11/15	7/11/15	8/11/15	8/11/15	8/11/15
Years Remaining	1.19	1.36	1.53	1.53	1.53	1.61	1.61	1.61
Fixed (Stated) Rate	5.27%	5.45%	5.42%	5.55%	5.55%	5.63%	5.64%	5.64%
“Market” Rate	3.28%	3.53%	3.53%	3.53%	3.53%	3.53%	3.53%	3.53%

		Ending	Principal	Int @ Fixed	Ending	Principal	Int @ Fixed	Ending	Principal	Int @ Fixed	Ending	Principal	Int @ Fixed	Ending	Principal	Int @ Fixed	Ending	Principal	Int @ Fixed	Ending	Principal	Int @ Fixed	Ending	Principal	Int @ Fixed
		Balance	Payments	Rate	Balance	Payments	Rate	Balance	Payments	Rate	Balance	Payments	Rate	Balance	Payments	Rate	Balance	Payments	Rate	Balance	Payments	Rate	Balance	Payments	Rate
Ending Balance	12/31/2013	1,736,000	-	-	1,658,000	-	-	3,151,000	-	-	2,773,000	-	-	3,406,000	-	-	3,137,000	-	-	1,187,000	-	-	1,687,000	-	-
January	2014	1,736,000	-	7,624	1,658,000	-	7,530	3,151,000	-	14,232	2,773,000	-	12,825	3,406,000	-	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
February	2014	1,736,000	-	7,624	1,658,000	-	7,530	3,151,000	-	14,232	2,773,000	-	12,825	3,406,000	-	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
March	2014	1,736,000	-	7,624	1,658,000	-	7,530	3,151,000	-	14,232	2,773,000	-	12,825	3,406,000	-	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
April	2014	1,736,000	-	7,624	1,658,000	-	7,530	3,151,000	-	14,232	2,773,000	-	12,825	3,406,000	-	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
May	2014	1,736,000	-	7,624	1,658,000	-	7,530	3,151,000	-	14,232	2,773,000	-	12,825	3,406,000	-	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
June	2014	1,736,000	-	7,624	1,658,000	-	7,530	3,151,000	-	14,232	2,773,000	-	12,825	3,406,000	-	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
July	2014	1,736,000	-	7,624	1,658,000	-	7,530	3,151,000	-	14,232	2,773,000	-	12,825	3,406,000	-	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
August	2014	1,736,000	-	7,624	1,658,000	-	7,530	3,151,000	-	14,232	2,773,000	-	12,825	3,406,000	-	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
September	2014	1,736,000	-	7,624	1,658,000	-	7,530	3,151,000	-	14,232	2,773,000	-	12,825	3,406,000	-	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
October	2014	1,736,000	-	7,624	1,658,000	-	7,530	3,151,000	-	14,232	2,773,000	-	12,825	3,406,000	-	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
November	2014	1,736,000	-	7,624	1,658,000	-	7,530	3,151,000	-	14,232	2,773,000	-	12,825	3,406,000	-	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
December	2014	-	1,736,000	7,624	1,658,000	-	7,530	3,151,000	-	14,232	2,773,000	-	12,825	3,406,000	-	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
January	2015	-	-	-	1,658,000	-	7,530	3,151,000	-	14,232	2,773,000	-	12,825	3,406,000	-	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
February	2015	-	-	-	-	1,658,000	7,530	3,151,000	-	14,232	2,773,000	-	12,825	3,406,000	-	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
March	2015	-	-	-	-	-	-	3,151,000	-	14,232	2,773,000	-	12,825	3,406,000	-	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
April	2015	-	-	-	-	-	-	-	3,151,000	14,232	-	2,773,000	12,825	-	3,406,000	15,753	3,137,000	-	14,718	1,187,000	-	5,579	1,687,000	-	7,929
May	2015	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	3,137,000	14,718	-	1,187,000	5,579	-	1,687,000	7,929
June	2015	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
July	2015	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
August	2015	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
September	2015	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
October	2015	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
November	2015	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
December	2015	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
January	2016	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
February	2016	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
March	2016	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
April	2016	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
May	2016	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
June	2016	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
July	2016	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
August	2016	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
September	2016	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
October	2016	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
November	2016	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
December	2016	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
January	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
February	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
March	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
April	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
May	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
June	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
July	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
August	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
September	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
October	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
November	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
December	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Present Value “Market” Rate - Principal			1,680,058			1,591,201			3,006,337			2,645,691			3,249,630			2,984,201			1,129,183			1,604,828
Present Value “Market” Rate - Interest				89,882			103,131			222,118			200,160			245,852			243,699			92,376			131,288

Purchase Price (Gross Asset Value)		2,670,000			3,015,000			4,847,860			4,266,000			5,239,773			4,826,493			2,158,600			3,050,000
Midpoint Estimated Market Value		3,100,000			3,000,000			6,300,000			4,000,000			4,900,000			4,500,000			2,200,000			3,100,000
LTV % (Loan Value / Purchase Price)		56.0%			55.3%			50.0%			69.3%			69.5%			69.7%			54.0%			54.4%

274

Fair Value Date:	12/31/2013

				Affiliate LOC with Series C
Entity:	TS Glasgow KY	VG Atlanta GA	TS Topeka KS	CN Rochester MN	RBS Loan Pool - 22 Entities
Date Of Note	8/17/05	6/9/06	8/9/07	9/27/13	4/1/10
Final Due Date	9/11/15	6/11/16	9/1/17	3/31/14	4/11/15
Years Remaining	1.70	2.45	3.67	0.25	1.28
Fixed (Stated) Rate	5.53%	6.56%	5.88%	5.75%	7.06% Weighted Average (CMBS & Mezzanine)
“Market” Rate	3.53%	3.93%	4.42%	3.25%	3.28%

		Ending	Principal	Int @ Fixed	Ending	Principal	Int @ Fixed	Ending	Principal	Int @ Fixed	Ending	Principal	Int @ Fixed	Ending	Principal
		Balance	Payments	Rate	Balance	Payments	Rate	Balance	Payments	Rate	Balance	Payments	Rate	Balance	Payments	Int @ Fixed Rate
Ending Balance	12/31/2013	1,388,000	-	-	8,625,000	-	-	1,677,500	-	-	300,000	-	-	49,180,577	-	-
January	2014	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	300,000	-	1,438	49,124,858	55,719	298,851
February	2014	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	300,000	-	1,438	49,068,917	55,941	298,629
March	2014	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	300,000	1,438	48,983,875	85,042	269,527
April	2014	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	48,927,251	56,624	297,946
May	2014	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	48,860,796	66,455	288,114
June	2014	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	48,803,638	57,158	297,411
July	2014	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	48,736,662	66,975	287,594
August	2014	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	48,678,964	57,699	296,871
September	2014	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	48,621,031	57,932	296,637
October	2014	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	48,621,031	286,841
November	2014	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
December	2014	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
January	2015	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
February	2015	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
March	2015	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
April	2015	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
May	2015	1,388,000	-	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
June	2015	-	1,388,000	6,396	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
July	2015	-	-	-	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
August	2015	-	-	-	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
September	2015	-	-	-	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
October	2015	-	-	-	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
November	2015	-	-	-	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
December	2015	-	-	-	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
January	2016	-	-	-	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
February	2016	-	-	-	8,625,000	-	47,150	1,677,500	-	8,225	-	-	-	-	-	-
March	2016	-	-	-	-	8,625,000	47,150	1,677,500	-	8,225	-	-	-	-	-	-
April	2016	-	-	-	-	-	-	1,677,500	-	8,225	-	-	-	-	-	-
May	2016	-	-	-	-	-	-	1,677,500	-	8,225	-	-	-	-	-	-
June	2016	-	-	-	-	-	-	1,677,500	-	8,225	-	-	-	-	-	-
July	2016	-	-	-	-	-	-	1,677,500	-	8,225	-	-	-	-	-	-
August	2016	-	-	-	-	-	-	1,677,500	-	8,225	-	-	-	-	-	-
September	2016	-	-	-	-	-	-	1,677,500	-	8,225	-	-	-	-	-	-
October	2016	-	-	-	-	-	-	1,677,500	-	8,225	-	-	-	-	-	-
November	2016	-	-	-	-	-	-	1,677,500	-	8,225	-	-	-	-	-	-
December	2016	-	-	-	-	-	-	1,677,500	-	8,225	-	-	-	-	-	-
January	2017	-	-	-	-	-	-	1,677,500	-	8,225	-	-	-	-	-	-
February	2017	-	-	-	-	-	-	1,677,500	-	8,225	-	-	-	-	-	-
March	2017	-	-	-	-	-	-	1,677,500	-	8,225	-	-	-	-	-	-
April	2017	-	-	-	-	-	-	1,677,500	-	8,225	-	-	-	-	-	-
May	2017	-	-	-	-	-	-	1,677,500	-	8,225	-	-	-	-	-	-
June	2017	-	-	-	-	-	-	-	1,677,500	8,225	-	-	-	-	-	-
July	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
August	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
September	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
October	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
November	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
December	2017	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Present Value “Market” Rate - Principal			1,316,520			7,896,222			1,437,727			297,576			47,863,850
Present Value “Market” Rate - Interest				111,979			1,216,484			319,553			4,289			2,875,033

Purchase Price (Gross Asset Value)		2,524,000			14,375,000			3,050,000			7,400,000			72,680,000
Midpoint Estimated Market Value		2,600,000			12,900,000			2,600,000			3,000,000			81,900,000
LTV % (Loan Value / Purchase Price)		53.4%			66.9%			64.5%			10.0%			60.0%

275

Fair Value Date:	12/31/2013

Entity:	GM Houston TX

Date Of Note	12/10/12
Final Due Date	12/10/15
Years Remaining	1.94
State Rate	2.54%
“Market” Rate	2.19%

		Ending	Principal
		Balance	Payments	Int @ Fixed Rate
Ending Balance	12/31/2013	6,000,000
January	2014	6,000,000	-	12,750
February	2014	6,000,000	-	12,750
March	2014	6,000,000	-	12,750
April	2014	6,000,000	-	12,750
May	2014	6,000,000	-	12,750
June	2014	6,000,000	-	12,750
July	2014	6,000,000	-	12,750
August	2014	6,000,000	-	12,750
September	2014	6,000,000	-	12,750
October	2014	6,000,000	-	12,750
November	2014	6,000,000	-	12,750
December	2014	6,000,000	-	12,750
January	2015	6,000,000	-	12,750
February	2015	6,000,000	-	12,750
March	2015	6,000,000	-	12,750
April	2015	6,000,000	-	12,750
May	2015	6,000,000	-	12,750
June	2015	6,000,000	-	12,750
July	2015	6,000,000	-	12,750
August	2015	6,000,000	-	12,750
September	2015	6,000,000	-	12,750
October	2015	6,000,000	-	12,750
November	2015	6,000,000	-	12,750
December	2015	-	6,000,000	12,750

Present Value “Market” Rate - Principal			5,742,792
Present Value “Market” Rate - Interest				299,120

Midpoint Estimated Market Value		14,500,000

276